Exhibit (c)

CONFIDENTIAL February, 13 2020 Project Ghost Preliminary Valuation Analysis The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us. Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.

Table of Contents 1. 2. Executive Summary Valuation Analysis 2. Selected Public Companies Analysis a. b. c. d. Selected Public Companies Analysis Summary HVAC Detail Doors Detail Castle Rebar Detail a. HVAC 1. 2. 3. 4. Phoenix Manufacturing Williams Furnace Global Flow Products InOvate 3. 4. 5. WACC Analysis CUO Trading Analysis Premiums Paid Analysis b. Doors a. b. c. McKinney Fastrac Serenity c. Castle Rebar 3. Valuation Conclusion Appendix 1. Discounted Cash Flow Analysis a. HVAC 1. 2. 3. 4. Phoenix Manufacturing Williams Furnace Global Flow Products InOvate b. Doors a. b. c. McKinney Fastrac Serenity c. d. Castle Rebar Corporate Expense CONFIDENTIAL 2

Executive Summary Section 1

Executive Summary The Engagement  Duff & Phelps, LLC (“Duff & Phelps” or “we”) has been engaged by Taft Stettinius & Hollister LLP ("Taft") in connection with their legal representation of Bee Street Holdings LLC (the “Client”) to act as the Client’s exclusive agent in connection with the potential acquisition (the “Potential Transaction”) of common stock of Continental Materials Corporation (the “Target”) not currently held by the Client or its affiliates.  In connection with the Potential Transaction, Duff & Phelps was requested by Taft to provide an estimate of the Fair Market Value (defined below) of the Target’s common stock as of a current date. The analysis contained herein shall serve as advice and assistance to Taft and the Client with evaluating the price of the Potential Transaction.  For purposes of this report, Duff & Phelps defines Fair Market Value as the price at which property would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell, and both having reasonable knowledge of relevant facts.  The valuation of closely held securities is a complex process and does not lend itself to partial analysis or summary description. Selecting portions of our valuation analysis, without considering the analysis as a whole, could create an incomplete view of the process underlying Duff & Phelps’ analyses. Duff & Phelps considered the results of our analyses taken as a whole; we did not attribute any particular weight to any analysis or factor that we considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. CONFIDENTIAL 4

Executive Summary Scope of Analysis In connection with our analysis, Duff & Phelps has made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of this presentation included, but were not limited to, the items summarized below: Reviewed the following documents:  ̶ The Target’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended 2015 through 2018; The Target’s unaudited internal financial statements for the year ending December 28, 2019; The Target’s consolidated outlook as of January 7, 2020, including financial projections for the Target for fiscal years 2020 – 2022; The Target’s fiscal year 2020 - 2022 strategic plans prepared for and presented to the Target board of directors in December 2019: and Various other internal documents provided to us by Target management. Discussed the information referred to above with the management of the Target and its subsidiaries; Reviewed the historical trading price and trading volume of the Target’s common stock; Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and a premiums paid analysis that Duff & Phelps deemed relevant; and Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate. CONFIDENTIAL 5

Executive Summary Statement of Limiting Conditions Taft and the Client acknowledge and agree that Duff & Phelps is not and shall not be construed as a fiduciary of the Client and shall have no duties or liabilities to the equity holders or creditors of the Target or any other person by virtue of this report and this engagement hereunder, all of which are hereby expressly waived. Taft and the Client have furnished, or have used their best efforts to cause to be furnished, to Duff & Phelps all data and information concerning the Target and all such other data, material, and information as Duff & Phelps has reasonably requested in order for Duff & Phelps to provide the services described in this report Taft and the Client warrants and represents that all information provided or otherwise made available to Duff & Phelps by or on behalf of the Target is complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they are made. Taft and the Client further warrant and represent that any projections provided by it to Duff & Phelps have been prepared in good faith and are based upon assumptions, which, in light of the circumstances under which they are made, are reasonable. Taft and the Client acknowledge and agree that in rendering its services hereunder Duff & Phelps has used and relied on the information provided by and on behalf of the Target without independent verification thereof by Duff & Phelps. Duff & Phelps assumes no responsibility for the accuracy or completeness of any information provided by or on behalf of the Target or any other information regarding the Target provided or otherwise made available to Duff & Phelps. Duff & Phelps agrees to maintain the confidentiality of all information relating to the Target that it receives during the course of its engagement and to disclose such information only as contemplated herein, authorized by Taft, or required by law. This presentation and analysis is not, and should not be construed as, a fairness opinion to the buyer or the seller. CONFIDENTIAL 6

Executive Summary

Valuation Conclusion

- Duff & Phelps performed a sum-of-the-parts valuation of the Target to estimate a range of Fair Market Value for the Target's common stock.
- Duff & Phelps estimated the per share Fair Market Value of the Target's common stock to range from $6.33 to $9.30, with a midpoint of $7.79 as of the date hereof.

CUO Conclusions Summary

($ in thousands, except per share amounts)

	HVAC			Doors			Castle Rebar			Corporate			CUO Consolidated		
	Low	Mid	High	Low	Mid	High	Low	Mid	High	Low	Mid	High	Low	Mid	High
Enterprise Value															
Selected Public Company Analysis													$32,660	$35,955	$39,250
Discounted Cash Flow Analysis	$20,770	$22,000	$23,380	$13,460	$14,010	$14,610	($320)	($310)	($300)	($80)	$20	$120	$33,830	$35,720	$37,810
Enterprise Value Conclusion	$20,770	$22,000	$23,380	$13,460	$14,010	$14,610	($320)	($310)	($300)	($80)	$20	$120	$33,245	$35,838	$38,530
Plus: Cash	($1,970)	($1,970)	($1,970)	($344)	($344)	($344)	($132)	($132)	($132)	$464	$464	$464	($1,981)	($1,981)	($1,981)
Plus: PV of Cash Proceeds from Aggregates Divestitures (1)	0	0	0	0	0	0	0	0	0	10,777	10,799	10,821	10,777	10,799	10,821
Plus: PV of Tax Benefit of NOL	0	0	0	0	0	0	0	0	0	1,012	1,020	1,028	1,012	1,020	1,028
Less: Intercompany Payable	(12,572)	(12,572)	(12,572)	(2,507)	(2,507)	(2,507)	(1,253)	(1,253)	(1,253)	16,332	16,332	16,332	0	0	0
Less: Bank Loan Payable	0	0	0	0	0	0	0	0	0	(800)	(800)	(800)	(800)	(800)	(800)
Less: Present Value of Earnout Payment	(904)	(904)	(904)	(418)	(418)	(418)	0	0	0	0	0	0	(1,322)	(1,322)	(1,322)
Less: Value of Phantom Shares (excl. Corporate)	(39)	(46)	(53)	(0)	(2)	(4)	0	0	0	0	0	0	(40)	(48)	(57)
Less: Reclamation Liability (2)	0	0	0	0	0	0	0	0	0	(27,191)	(27,191)	(27,191)	(27,191)	(27,191)	(27,191)
Less: Present Value of Aggregates Expense, After Tax	0	0	0	0	0	0	0	0	0	(2,401)	(2,415)	(2,429)	(2,401)	(2,415)	(2,429)
Aggregate Equity Value before Corp Phantom Shares	**$5,285**	**$6,508**	**$7,881**	**$10,190**	**$10,738**	**$11,336**	**($1,704)**	**($1,694)**	**($1,684)**	**($1,916)**	**($1,772)**	**($1,627)**	**$11,297**	**$13,898**	**$16,598**
Less: Value of SARs (3)													(247)	(303)	(362)
Plus: Tax Benefit of COO Phantom Equity Grant													146	179	214
Aggregate Equity Value													**$11,197**	**$13,774**	**$16,450**
Common Shares Outstanding													1,683,067	1,683,067	1,683,067
COO Phantom Equity Grant													85,000	85,000	85,000
Shares Outstanding													1,768,067	1,768,067	1,768,067
Resulting Per Share Price													$6.33	$7.79	$9.30

Continental Materials Corporation - Common Stock Overview

Stock Price as of February 11, 2020	$7.61
52-Week Average Closing Price	$14.05
52-Week High Closing Price (2/12/2019)	$20.87
52-Week Low Closing Price (1/9/2020)	$6.98
30-day CUO Average Trading Price (4)	$7.53

Implied Enterprise Value Multiples

	Company Performance			
EV / 2020 EBITDA	$5,974	5.6x	6.0x	6.4x
EV / 2021 EBITDA	$7,213	4.6x	5.0x	5.3x
EV / 2022 EBITDA	$8,955	3.7x	4.0x	4.3x
EV / 2019 Revenue	$124,460	0.27x	0.29x	0.31x

(1) Includes $2,200 of proceeds from the purchased Valco property, $1,500 and $700 received in 2020 and 2021, respectively
(2) Includes an additional $2,400 of reclamation liabilities not included on the 12/31/2019 balance sheet, per Company management
(3) For the individual companies, the value of the phantom share are embedded in the equity value of each respective company. For CUO, the total number of SARs is 204,000 with a weighted average expiration of 5.33 years.
(4) Based on the period from February 7, 2020 through January 9, 2020

CONFIDENTIAL 7 DUFF&PHELPS

Valuation Analysis Section 2

Valuation Analysis Valuation Methodologies Discounted Cash Flow (“DCF”) Analysis  Forecast reasonable estimates of revenues, earnings, working capital requirements, and capital expenditure needs. Determine free cash flows (FCF) – cash available to invest in the business, service debt, or distribute to shareholders. Determine continuing value – an estimation of the value of the continuing business into perpetuity after the explicit 10-year projection period. Discount FCF and continuing value to the present using a weighted average rate of return that investors (both debt and equity) would require for an investment in each of the Target’s businesses. The resulting value represents each of the Target businesses’ enterprise values, and when summed together the value of the Target before considering its capital structure. Determine equity value by subtracting funded forms of non-equity capital, such as debt, and other liabilities and adding non-operating assets.  Yields a fully marketable or “as if public” enterprise value. Selected Public Company Analysis Assess the attractiveness of the Target as an investment relative to a group of similar, publicly traded companies. Analyze publicly traded companies deemed similar, in whole or in part, to each of the operating segments of the Target. Compare growth, profitability margins, and business mix of the Target to the respective groups of selected public companies. Determine an appropriate range of valuation ratios for the Target based on our qualitative and quantitative assessment of the Target and the selected public companies. Compare the Target’s financial performance and valuation ratios to the selected public companies. Yields a fully marketable or “as if public” enterprise value. None of the companies utilized for comparative purposes in the following analysis are, of course, identical to each of the Target’s businesses. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Target. CONFIDENTIAL 9

Valuation Analysis Key Assumptions Valuation Analysis Key Assumptions Duff & Phelps relied upon the financial projections for the Target as prepared by management. Additionally, Duff & Phelps held discussions with Target management regarding one-time, non-recurring items in the financial projections and, as a result of such discussions, incorporated the following key assumptions in its analysis: ̶ The sale of real estate assets related to Black Canyon, Pikeview, the Pikeview buffer property, and TMOP will result in approximately $11.7 million of cash flow and will occur during 2020 and 2021, The aggregates business will continue to generate corporate expenses of approximately $3.9 million from 2020 through 2022 as the business winds down, An NOL of approximately $5.0 million will be created as a result of 2019 financial performance and is expected to be utilized in 2020 and 2021, The reclamation liability related to TMOP increased by approximately $2.0 million relative to the unaudited balance sheet as of September 30, 2019, and Global Flow Products will require capacity expansion in 2021, which is expected to require capital expenditures of approximately $3.0 million. ̶ ̶ ̶ ̶ CONFIDENTIAL 10

Valuation Analysis – HVAC Section 2a

Valuation Analysis – HVAC Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Key Assumptions Duff & Phelps estimated HVAC’s “terminal value” in 2029 using a perpetuity growth formula with a terminal growth rate of 3.0%. Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital ranging from 13.5% to 14.5%. The following is a summary of the projections utilized in the discounted cash flow analysis: Assumptions Phoenix Manufacturing 4.4% 6.0% 3.6% 1.7% 21.6% Global Flow Products 3.9% 5.8% 14.2% 5.7% 22.8% Williams Furnace InOvate 3.9% 2.4% 14.4% 2.0% 6.9% 10-Year Revenue CAGR 10-Year EBITDA CAGR 10-Year Average EBITDA Margin 10-Year Average CapEx % of Revenue 10-Year NWC as % of revenue 3.9% 19.3% 3.8% 1.3% 26.3% Note: All metrics for the 10 years ending December 31, 2029 CONFIDENTIAL 12

Valuation Analysis – HVAC Historical and Projected Financial Performance – Phoenix Manufacturing Performance Metrics ($ in thousands) 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $25,022 -2.4% $25,642 2.5% $24,913 -2.8% $27,233 9.3% $24,100 -11.5% $26,795 11.2% $28,403 6.0% $29,823 5.0% Gross Profit Margin $5,398 21.6% $6,046 23.6% $4,293 17.2% $4,797 17.6% $4,418 18.3% $4,276 16.0% $5,048 17.8% $6,158 20.6% EBITDA Margin Growth $1,534 6.1% -7.3% $2,044 8.0% 33.2% ($36) -0.1% -101.8% $678 2.5% -1994.3% $893 3.7% 31.6% ($84) -0.3% -109.4% $432 1.5% NA $1,290 4.3% NA Capital Expenditures as % of Revenue $230 0.9% $182 0.7% $1,970 7.9% $312 1.1% $127 0.5% $512 1.9% $562 2.0% $611 2.0% Net Working Capital as % of Revenue $9,728 38.9% $9,153 35.7% $7,913 31.8% $6,000 22.0% $4,952 20.5% $6,053 22.6% $6,292 22.2% $6,389 21.4% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 13

Valuation Analysis – HVAC Historical and Projected Financial Performance – Williams Furnace Performance Metrics ($ in thousands) 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $34,286 NA $39,498 15.2% $41,852 6.0% $41,769 -0.2% $45,165 8.1% $45,874 1.6% $48,021 4.7% $50,981 6.2% $53,941 5.8% Gross Profit Margin $7,197 21.0% $10,009 25.3% $10,980 26.2% $10,193 24.4% $10,123 22.4% $10,313 22.5% $12,319 25.7% $13,073 25.6% $13,964 25.9% EBITDA Margin Growth $1,571 4.6% NA $3,870 9.8% 146.3% $4,033 9.6% 4.2% $2,760 6.6% -31.6% $1,203 2.7% -56.4% $487 1.1% -59.5% $1,151 2.4% 136.6% $1,618 3.2% 40.6% $1,809 3.4% 11.8% Capital Expenditures as % of Revenue $940 2.7% $494 1.3% $655 1.6% $3,965 9.5% $758 1.7% $153 0.3% $591 1.2% $611 1.2% $701 1.3% Net Working Capital as % of Revenue $9,554 27.9% $13,769 34.9% $12,798 30.6% $10,756 25.8% $10,755 23.8% $9,375 20.4% $11,724 24.4% $13,014 25.5% $14,278 26.5% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 14

Valuation Analysis – HVAC Historical and Projected Financial Performance – Global Flow Products Performance Metrics ($ in thousands) 2018A 2019A 2020P 2021P 2022P Revenue Growth $6,901 NA $6,915 0.2% $7,400 7.0% $7,770 5.0% $8,159 5.0% Gross Profit Margin $1,773 25.7% $2,555 37.0% $3,359 45.4% $3,535 45.5% $3,722 45.6% EBITDA Margin Growth ($647) -9.4% NA $826 11.9% NA $1,016 13.7% 23.0% $1,048 13.5% 3.1% $1,166 14.3% 11.2% Capital Expenditures as % of Revenue $87 1.3% $700 10.1% $88 1.2% $3,134 40.3% $154 1.9% Net Working Capital as % of Revenue $1,385 20.1% $1,591 23.0% $1,602 21.7% $1,776 22.9% $1,914 23.5% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 15

Valuation Analysis – HVAC Historical and Projected Financial Performance – InOvate Performance Metrics ($ in thousands) 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $11,897 NA $13,648 14.7% $15,566 14.0% $16,697 7.3% $17,546 5.1% $18,430 5.0% Gross Profit Margin $4,042 34.0% $4,948 36.3% $5,493 35.3% $6,402 38.3% $6,642 37.9% $6,963 37.8% EBITDA Margin Growth $1,703 14.3% NA $2,269 16.6% 33.2% $2,588 16.6% 14.0% $2,506 15.0% -3.2% $2,540 14.5% 1.4% $2,642 14.3% 4.0% Capital Expenditures as % of Revenue $105 0.9% $202 1.5% $403 2.6% $155 0.9% $599 3.4% $296 1.6% Net Working Capital as % of Revenue $883 7.4% $1,135 8.3% $929 6.0% $1,229 7.4% $1,261 7.2% $1,271 6.9% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 16

Valuation Analysis – HVAC

DCF Valuation Summary – Phoenix Manufacturing

Discounted Cash Flow Analysis

($ in thousands)

	2019	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	10-Yr. CAGR
Revenue	$24,100	$26,795	$28,403	$29,823	$31,016	$31,946	$32,905	$33,892	$34,908	$35,956	$37,034	4.4%
Growth	*(11.5%)*	*11.2%*	*6.0%*	*5.0%*	*4.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	
EBITDA	893	(84)	432	1,290	1,342	1,382	1,424	1,466	1,510	1,556	1,602	
EBITDA Margin	*3.7%*	*(0.3%)*	*1.5%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	
Growth	*31.6%*	*(109.4%)*	*NM*	*198.9%*	*4.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	6.0%
Earnings Before Interest and Taxes		($624)	($158)	$651	$787	$1,008	$1,087	$1,157	$1,249	$1,214	$1,194	
Pro Forma Taxes @ 27.1%		169	43	(176)	(213)	(273)	(294)	(313)	(338)	(329)	(323)	
Net Operating Profit After Tax		(455)	(115)	475	574	735	792	843	911	885	870	
Depreciation		540	590	639	555	374	337	310	262	342	409	
Capital Expenditures		(512)	(562)	(611)	(636)	(479)	(494)	(508)	(524)	(539)	(556)	
(Increase) / Decrease in Working Capital		(1,100)	(239)	(97)	(256)	(199)	(205)	(211)	(218)	(224)	(231)	
Free Cash Flow		($1,527)	($327)	$406	$238	$431	$431	$433	$431	$463	$493	
Terminal Growth Rate		3.0%	3.0%	3.0%								
Discount Rate - Discrete Cash Flow		14.5%	14.0%	13.5%								
Discount Rate - Continuing Value		14.5%	14.0%	13.5%								
Concluded Enterprise Value		**$1,070**	**$1,220**	**$1,380**								

Implied Enterprise Value Multiples

	2019	2020P	2021P	2022P
EV / 2019 EBITDA	$893	1.2x	1.4x	1.5x
EV / 2021 EBITDA	432	2.5x	2.8x	3.2x
EV / 2019 Revenue	24,100	0.04x	0.05x	0.06x

Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail

CONFIDENTIAL 17 DUFF&PHELPS

Valuation Analysis – HVAC

DCF Valuation Summary – Williams Furnace

Discounted Cash Flow Analysis
($ in thousands)

	2019	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	10-Yr. CAGR
Revenue	$45,874	$48,021	$50,981	$53,941	$56,099	$57,782	$59,516	$61,301	$63,140	$65,034	$66,985	3.9%
Growth	*1.6%*	*4.7%*	*6.2%*	*5.8%*	*4.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	
EBITDA	487	1,151	1,618	1,809	2,244	2,456	2,529	2,605	2,683	2,764	2,847	
EBITDA Margin	*1.1%*	*2.4%*	*3.2%*	*3.4%*	*4.0%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	
Growth	*-59.5%*	*136.6%*	*40.6%*	*11.8%*	*24.0%*	*9.4%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	19.3%
		2020P										
Earnings Before Interest and Taxes		$216	$663	$764	$1,296	$1,582	$1,710	$1,808	$1,863	$1,919	$1,976	
Pro Forma Taxes @ 27.1%		(58)	(180)	(207)	(351)	(428)	(463)	(490)	(504)	(519)	(535)	
Net Operating Profit After Tax		157	483	557	945	1,154	1,247	1,319	1,358	1,399	1,441	
Depreciation		936	955	1,045	948	874	819	797	821	845	871	
Capital Expenditures		(591)	(611)	(701)	(729)	(751)	(774)	(797)	(821)	(845)	(871)	
(Increase) / Decrease in Working Capital		(2,349)	(1,290)	(1,264)	(673)	(480)	(459)	(473)	(487)	(502)	(517)	
Free Cash Flow		($1,847)	($463)	($363)	$491	$796	$833	$846	$871	$897	$924	
Terminal Growth Rate		3.0%	3.0%	3.0%								
Discount Rate - Discrete Cash Flow		14.5%	14.0%	13.5%								
Discount Rate - Continuing Value		14.5%	14.0%	13.5%								
Concluded Enterprise Value		**$1,960**	**$2,190**	**$2,450**								
Implied Enterprise Value Multiples												
EV / 2020 EBITDA	1,151	1.7x	1.9x	2.1x								
EV / 2021 EBITDA	1,618	1.2x	1.4x	1.5x								
EV / 2019 Revenue	45,874	0.04x	0.05x	0.05x								

Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail

CONFIDENTIAL

18

DUFF & PHELPS

Valuation Analysis – HVAC DCF Valuation Summary – Global Flow Products Discounted Cash Flow Analysis ($ in thousands) Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2019 Revenue $826 1,016 1,048 6,915 4.4x 3.6x 3.4x 0.52x 4.7x 3.8x 3.7x 0.56x 5.0x 4.1x 3.9x 0.60x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 19 Concluded Enterprise Value $3,610 $3,850 $4,130 Revenue Growth EBITDA EBITDA Margin Growth 2019 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $6,915 $7,400 $7,770 $8,159 $8,485 $8,739 $9,002 $9,272 $9,550 $9,836 0.2% 7.0% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 826 1,016 1,048 1,166 1,212 1,249 1,286 1,325 1,364 1,405 11.9% 13.7% 13.5% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% NM 23.0% 3.1% 11.2% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $10,131 3.0% 1,448 14.3% 3.0% 3.9% 5.8% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $927 $800 $794 $879 $946 $1,010 $1,070 $1,128 $1,153 (251) (217) (215) (238) (256) (273) (290) (305) (312) $1,174 (318) 676 584 579 641 690 736 780 823 841 89 248 371 334 302 276 255 236 252 (88) (3,134) (154) (160) (165) (170) (175) (180) (186) (12) (174) (138) (77) (2) (58) (60) (62) (64) 856 274 (191) (65) $665 ($2,477) $659 $738 $825 $785 $800 $817 $844 $873

Valuation Analysis – HVAC DCF Valuation Summary – InOvate Discounted Cash Flow Analysis ($ in thousands) Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA (1) EV / 2020 EBITDA EV / 2021 EBITDA EV / 2019 Revenue (1) $2,588 2,506 2,540 15,566 5.5x 5.6x 5.6x 0.91x 5.7x 5.9x 5.8x 0.95x 6.0x 6.2x 6.1x 0.99x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 20 Concluded Enterprise Value $14,130 $14,740 $15,420 Revenue Growth EBITDA EBITDA Margin Growth 2019 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $15,566 $16,697 $17,546 $18,430 $19,167 $19,742 $20,335 $20,945 $21,573 $22,220 14.0% 7.3% 5.1% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 2,588 2,506 2,540 2,642 2,748 2,830 2,915 3,003 3,093 3,186 16.6% 15.0% 14.5% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.3% 14.0% (3.2%) 1.4% 4.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $22,887 3.0% 3,281 14.3% 3.0% 3.9% 2.4% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $2,349 $1,939 $2,344 $2,429 $2,550 $2,664 $2,772 $2,880 $2,906 (636) (525) (635) (658) (691) (721) (751) (780) (787) $2,947 (798) 1,713 1,414 1,709 1,771 1,860 1,943 2,022 2,100 2,119 156 601 298 319 280 251 230 213 279 (155) (599) (296) (383) (395) (407) (419) (431) (444) (300) (32) (11) (51) (30) (36) (38) (39) (40) 2,149 334 (458) (41) $1,415 $1,384 $1,700 $1,656 $1,715 $1,751 $1,796 $1,843 $1,914 $1,984

Valuation Analysis – Doors Section 2b

Valuation Analysis – Doors Historical and Projected Financial Performance - McKinney Performance Metrics ($ in thousands) 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P Revenue Growth $16,981 NA $16,990 0.1% $19,993 17.7% $20,325 1.7% $18,897 -7.0% $19,026 0.7% $19,977 5.0% $20,976 5.0% Gross Profit Margin $4,173 24.6% $4,543 26.7% $5,379 26.9% $5,656 27.8% $5,330 28.2% $5,243 27.6% $5,534 27.7% $5,810 27.7% EBITDA Margin Growth $1,298 7.6% NA $1,554 9.1% 19.8% $2,020 10.1% 30.0% $2,404 11.8% 19.0% $1,964 10.4% -18.3% $987 5.2% -49.8% $1,051 5.3% 6.6% $1,089 5.2% 3.6% Capital Expenditures as % of Revenue $32 0.2% $110 0.6% $1,695 8.5% $119 0.6% $154 0.8% $36 0.2% $98 0.5% $109 0.5% Net Working Capital (1) as % of Revenue $2,832 16.7% $2,550 15.0% $3,784 18.9% $4,129 20.3% $4,605 24.4% $2,641 13.9% $2,766 13.8% $2,904 13.8% (1) Projected balances are based on pro forma allocation to Fastrac Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 22

Valuation Analysis – Doors Historical and Projected Financial Performance - Fastrac Performance Metrics ($ in thousands) 2018A 2019A 2020P 2021P 2022P Revenue Growth $3,431 NA $5,695 66.0% $5,495 -3.5% $5,770 5.0% $6,058 5.0% Gross Profit Margin $859 25.0% $1,389 24.4% $1,205 21.9% $1,295 22.4% $1,381 22.8% EBITDA Margin Growth $402 11.7% NA $562 9.9% 39.8% $387 7.0% -31.1% $444 7.7% 14.7% $515 8.5% 16.1% Capital Expenditures as % of Revenue NA NA $11 0.2% $10 0.2% $28 0.5% $32 0.5% Net Working Capital (1) as % of Revenue $554 16.1% $1,096 19.2% $839 15.3% $880 15.3% $928 15.3% (1) Projected balances are based on pro forma allocation from McKinney Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further deta CONFIDENTIAL 23

Valuation Analysis – Doors Historical and Projected Financial Performance - Serenity Performance Metrics ($ in thousands) 2018A 2019A 2020P 2021P 2022P Revenue Growth $1,746 NA $3,398 94.6% $4,502 32.5% $5,178 15.0% $5,954 15.0% Gross Profit Margin $971 55.6% $1,897 55.8% $2,496 55.4% $2,885 55.7% $3,315 55.7% EBITDA Margin Growth $928 53.1% NA $888 26.1% -4.3% $147 3.3% -83.4% $314 6.1% 113.0% $779 13.1% 148.3% Capital Expenditures as % of Revenue $0 0.0% $15 0.4% $32 0.7% $43 0.8% $53 0.9% Net Working Capital as % of Revenue $339 19.4% $1,028 30.3% $844 18.7% $966 18.7% $1,012 17.0% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 24

Valuation Analysis – Doors Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Key Assumptions Duff & Phelps estimated “terminal value” in 2028 using a perpetuity growth formula with a terminal growth rate of 3.0%. Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital ranging from 13.5% to 14.5%. The following is a summary of the projections utilized in the discounted cash flow analysis: Assumptions McKinney 3.3% -3.7% 5.2% 0.6% 14.7% Fastrac 2.8% 2.4% 8.9% 0.6% 15.4% Serenity 8.1% 0.9% 11.4% 0.9% 17.3% 10-Year Revenue CAGR 10-Year EBITDA CAGR 10-Year Average EBITDA Margin 10-Year Average CapEx % of Revenue 10-Year NWC as % of revenue Note: All metrics for the 10 years ending December 31, 2029 CONFIDENTIAL 25

Valuation Analysis – Doors DCF Valuation Summary - McKinney Discounted Cash Flow Analysis ($ in thousands) Management Projections Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2020 EBIT EV / 2021 EBIT EV / 2019 Revenue $1,964 987 1,051 772 775 18,897 3.1x 6.3x 5.9x 8.0x 8.0x 0.33x 3.3x 6.5x 6.1x 8.3x 8.3x 0.34x 3.4x 6.7x 6.3x 8.6x 8.6x 0.35x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 26 Concluded Enterprise Value $6,180 $6,410 $6,650 Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P $18,897 $19,026 $19,977 $20,976 $21,815 $22,470 $23,144 $23,838 $24,553 $25,290 (8.5%) 0.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 1,964 987 1,051 1,089 1,133 1,167 1,202 1,238 1,275 1,313 10.4% 5.2% 5.3% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% -29.6% (49.8%) 6.6% 3.6% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $26,049 3.0% 1,353 5.2% 3.0% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $772 $775 $802 $860 $872 $919 $963 $1,185 $1,195 (209) (210) (217) (233) (236) (249) (261) (321) (324) $1,211 (328) 563 565 584 627 636 670 702 864 872 214 276 288 273 295 283 275 90 118 (36) (98) (109) (114) (169) (174) (179) (184) (190) 869 (126) (137) (385) (99) (102) (105) (108) (111) 883 142 (195) (114) $1,611 $618 $626 $401 $664 $678 $694 $662 $689 $715

Valuation Analysis – Doors DCF Valuation Summary - Fastrac Discounted Cash Flow Analysis ($ in thousands) Management Projections Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2020 EBIT EV / 2021 EBIT EV / 2019 Revenue $562 387 444 321 360 5,695 5.9x 8.5x 7.4x 10.3x 9.2x 0.58x 6.1x 8.9x 7.8x 10.7x 9.6x 0.60x 6.4x 9.3x 8.1x 11.2x 10.0x 0.63x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 27 Concluded Enterprise Value $3,300 $3,440 $3,590 Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $5,695 $5,495 $5,770 $6,058 $6,301 $6,490 $6,684 $6,885 $7,091 $7,304 66.0% (3.5%) 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 562 387 444 515 567 617 635 654 674 694 9.9% 7.0% 7.7% 8.5% 9.0% 9.5% 9.5% 9.5% 9.5% 9.5% 39.8% (31.1%) 14.7% 16.1% 10.0% 8.7% 3.0% 3.0% 3.0% 3.0% $7,523 3.0% 715 9.5% 3.0% 2.8% 2.4% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow $321 $360 $428 $472 $526 $548 $570 $647 $659 (87) (97) (116) (128) (143) (148) (154) (175) (179) $674 (182) 234 262 312 344 384 400 416 472 481 66 84 87 95 90 87 84 26 34 (10) (28) (32) (47) (49) (50) (52) (53) (55) 256 (41) (47) (42) (34) (30) (31) (32) (33) 491 41 (56) (34) $546 $277 $320 $350 $391 $406 $417 $413 $428 $442

Valuation Analysis – Doors DCF Valuation Summary - Serenity Discounted Cash Flow Analysis ($ in thousands) Management Projections Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value 3.0% 14.5% 14.5% 3.0% 14.0% 14.0% 3.0% 13.5% 13.5% Implied Enterprise Value Multiples EV / 2019 EBITDA EV / 2020 EBITDA EV / 2021 EBITDA EV / 2022 EBITDA EV / 2019 Revenue $498 147 314 779 5,050 8.0x 27.0x 12.7x 5.1x 0.79x 8.4x 28.2x 13.3x 5.3x 0.82x 8.8x 29.7x 13.9x 5.6x 0.87x Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 28 Concluded Enterprise Value $3,980 $4,160 $4,370 Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 10-Yr. CAGR $3,398 $4,502 $5,178 $5,954 $6,192 $6,378 $6,569 $6,767 $6,970 $7,179 94.6% 32.5% 15.0% 15.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 888 147 314 779 810 835 860 886 912 939 26.1% 3.3% 6.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% NA (83.4%) 113.0% 148.3% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% $7,394 3.0% 968 13.1% 3.0% 8.1% 0.9% Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Amortization Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow ($9) $148 $603 $764 $794 $824 $852 $882 $900 0 (40) (163) (207) (215) (223) (231) (239) (244) $920 (249) (9) 108 440 557 579 601 622 643 656 33 43 53 46 40 36 33 30 40 123 123 123 0 0 0 0 0 0 (32) (43) (53) (55) (57) (58) (60) (62) (64) 184 (122) (46) (40) (32) (33) (34) (35) (36) 671 48 0 (66) (37) $299 $109 $517 $508 $532 $546 $561 $577 $597 $616

Valuation Analysis – Castle Rebar Section 2c

Valuation Analysis – Castle Rebar Historical and Projected Financial Performance Performance Metrics ($ in thousands) 2019A 2020P 2021P 2022P Revenue Growth $4,641 NA $5,232 NA $5,494 5.0% $5,768 5.0% Gross Profit Margin $326 7.0% $444 8.5% $467 8.5% $490 8.5% EBITDA Margin Growth $189 4.1% NA ($23) -0.4% NA ($20) -0.4% -12.0% ($14) -0.2% -33.1% Capital Expenditures as % of Revenue $290 6.2% $72 1.4% $77 1.4% $147 2.5% Net Working Capital as % of Revenue $1,192 25.7% $988 18.9% $1,038 18.9% $1,094 19.0% Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail CONFIDENTIAL 30

Valuation Analysis – Castle Rebar Discounted Cash Flow Analysis - Methodology and Key Assumptions Discounted Cash Flow Key Assumptions Duff & Phelps estimated “terminal value” in 2028 using a perpetuity growth formula with a terminal growth rate of 3.0%. Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital ranging from 13.5% to 14.5%. The following is a summary of the projections utilized in the discounted cash flow analysis: Assumptions Castle Rebar 10-Year Revenue CAGR 10-Year EBITDA CAGR 10-Year Average EBITDA Margin 10-Year Average CapEx % of Revenue 10-Year NWC as % of revenue 4.4% NM 1.2% 1.8% 19.7% Note: All metrics for the 10 years ending December 31, 2029 CONFIDENTIAL 31

Valuation Analysis – DCF Valuation Summary Castle Rebar Discounted Cash Flow Analysis ($ in thousands) 3.0% 13.5% 13.5% 3.0% 14.0% 14.0% 3.0% 14.5% 14.5% Terminal Growth Rate Discount Rate - Discrete Cash Flow Discount Rate - Continuing Value Note: Projected EBITDA includes corporate expense allocation. See Appendix 1d for further detail Implied enterprise value multiples are not meaningful CONFIDENTIAL 32 Concluded Enterprise Value Range (Rounded) ($320) ($310) ($300) Revenue Growth EBITDA EBITDA Margin Growth 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 9-Yr. CAGR $4,641 $5,232 $5,494 $5,768 $5,999 $6,179 $6,364 $6,555 $6,752 $6,954 NA 12.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 189 (23) (20) (14) 60 124 127 131 135 139 4.1% (0.4%) (0.4%) (0.2%) 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% NA NA (12.0%) (33.1%) (541.8%) 106.0% 3.0% 3.0% 3.0% 3.0% $7,163 3.0% 143 2.0% 3.0% 4.4% (2.7%) Earnings Before Interest and Taxes Pro Forma Taxes @ 27.1% Net Operating Profit After Tax Depreciation Amortization Capital Expenditures (Increase) / Decrease in Working Capital Free Cash Flow ($161) ($163) ($226) ($107) ($28) ($14) ($3) $73 $59 44 44 61 29 8 4 1 (20) (16) $50 (13) (117) (119) (165) (78) (21) (10) (2) 53 43 138 143 213 167 152 141 134 62 80 0 0 0 0 0 0 0 0 0 (72) (77) (147) (122) (122) (122) (122) (122) (122) 205 (51) (56) (81) (66) (37) (38) (40) (41) 36 94 0 (122) (42) $153 ($104) ($155) ($113) ($57) ($28) ($28) ($46) ($39) ($34)

Valuation Conclusion Section 3

Valuation Conclusion

CUO Conclusions Summary
($ in thousands, except per share amounts)

	HVAC			Doors			Castle Rebar		
	Low	Mid	High	Low	Mid	High	Low	Mid	High
Enterprise Value									
Selected Public Company Analysis									
Discounted Cash Flow Analysis	$20,770	$22,000	$23,380	$13,460	$14,010	$14,610	($320)	($310)	($300)
Enterprise Value Conclusion	$20,770	$22,000	$23,380	$13,460	$14,010	$14,610	($320)	($310)	($300)
Plus: Cash	($1,970)	($1,970)	($1,970)	($344)	($344)	($344)	($132)	($132)	($132)
Plus: PV of Cash Proceeds from Aggregates Divestitures (1)	0	0	0	0	0	0	0	0	0
Plus: PV of Tax Benefit of NOL	0	0	0	0	0	0	0	0	0
Less: Intercompany Payable	(12,572)	(12,572)	(12,572)	(2,507)	(2,507)	(2,507)	(1,253)	(1,253)	(1,253)
Less: Bank Loan Payable	0	0	0	0	0	0	0	0	0
Less: Present Value of Earnout Payment	(904)	(904)	(904)	(418)	(418)	(418)	0	0	0
Less: Value of Phantom Shares (excl. Corporate)	(39)	(46)	(53)	(0)	(2)	(4)	0	0	0
Less: Reclamation Liability (2)	0	0	0	0	0	0	0	0	0
Less: Present Value of Aggregates Expense, After Tax	0	0	0	0	0	0	0	0	0
Aggregate Equity Value before Corp Phantom Shares	**$5,285**	**$6,508**	**$7,881**	**$10,190**	**$10,738**	**$11,336**	**($1,704)**	**($1,694)**	**($1,684)**
Less: Value of SARs (3)									
Plus: Tax Benefit of COO Phantom Equity Grant									
Aggregate Equity Value									
Common Shares Outstanding									
COO Phantom Equity Grant									
Shares Outstanding									
Resulting Per Share Price									

	Corporate			CUO Consolidated		
	Low	Mid	High	Low	Mid	High
Enterprise Value						
Selected Public Company Analysis				$32,660	$35,955	$39,250
Discounted Cash Flow Analysis	($80)	$20	$120	$33,830	$35,720	$37,810
Enterprise Value Conclusion	($80)	$20	$120	$33,245	$35,838	$38,530
Plus: Cash	$464	$464	$464	($1,981)	($1,981)	($1,981)
Plus: PV of Cash Proceeds from Aggregates Divestitures (1)	10,777	10,799	10,821	10,777	10,799	10,821
Plus: PV of Tax Benefit of NOL	1,012	1,020	1,028	1,012	1,020	1,028
Less: Intercompany Payable	16,332	16,332	16,332	0	0	0
Less: Bank Loan Payable	(800)	(800)	(800)	(800)	(800)	(800)
Less: Present Value of Earnout Payment	0	0	0	(1,322)	(1,322)	(1,322)
Less: Value of Phantom Shares (excl. Corporate)	0	0	0	(40)	(48)	(57)
Less: Reclamation Liability (2)	(27,191)	(27,191)	(27,191)	(27,191)	(27,191)	(27,191)
Less: Present Value of Aggregates Expense, After Tax	(2,401)	(2,415)	(2,429)	(2,401)	(2,415)	(2,429)
Aggregate Equity Value before Corp Phantom Shares	**($1,916)**	**($1,772)**	**($1,627)**	**$11,297**	**$13,898**	**$16,598**
Less: Value of SARs (3)				(247)	(303)	(362)
Plus: Tax Benefit of COO Phantom Equity Grant				146	179	214
Aggregate Equity Value				**$11,197**	**$13,774**	**$16,450**
Common Shares Outstanding				1,683,067	1,683,067	1,683,067
COO Phantom Equity Grant				85,000	85,000	85,000
Shares Outstanding				1,768,067	1,768,067	1,768,067
Resulting Per Share Price				$6.33	$7.79	$9.30

Continental Materials Corporation - Common Stock Overview

Stock Price as of February 11, 2020	$7.61
52-Week Average Closing Price	$14.05
52-Week High Closing Price (2/12/2019)	$20.87
52-Week Low Closing Price (1/9/2020)	$6.98
30-day CUO Average Trading Price (4)	$7.53

Implied Enterprise Value Multiples

	Company Performance			
EV / 2020 EBITDA	$5,974	5.6x	6.0x	6.4x
EV / 2021 EBITDA	$7,213	4.6x	5.0x	5.3x
EV / 2022 EBITDA	$8,955	3.7x	4.0x	4.3x
EV / 2019 Revenue	$124,460	0.27x	0.29x	0.31x

(1) Includes $2,200 of proceeds from the purchased Valco property, $1,500 and $700 received in 2020 and 2021, respectively
(2) Includes an additional $2,400 of reclamation liabilities not included on the 12/31/2019 balance sheet, per Company management
(3) For the individual companies, the value of the phantom share are embedded in the equity value of each respective company. For CUO, the total number of SARs is 204,000 with a weighted average expiration of 5.33 years.
(4) Based on the period from February 7, 2020 through January 9, 2020

CONFIDENTIAL 34 DUFF & PHELPS

Discounted Cash Flow Analysis Appendix 1

Discounted Cash Flow Analysis – HVAC Appendix 1a

 DCF Assumptions - Phoenix Manufacturing Management Projections Terminal Year Operating Assumptions 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1a - 1 Invested Capital $11,978 $11,699 $10,893 $9,475 $7,513 $6,252 $7,351 $7,567 $7,662 $7,915 $8,113 $8,316 $8,526 $8,742 $8,964 $9,193 NOPAT / Invested Capital 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (6.2%) (1.5%) 6.2% 7.3% 9.1% 9.5% 9.9% 10.4% 9.9% 9.5% A/R - DSO 51.6 34.0 27.3 28.4 26.0 25.8 26.5 26.5 26.5 26.5 26.5 26.5 26.5 26.5 26.5 26.5 Inventory Turnover 2.7x 2.4x 2.3x 2.6x 4.0x 3.3x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x 3.5x Prepaid Expenses % of Revenue 0.8% 1.8% 1.3% 1.1% 0.7% 0.6% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% A/P - DPO 16.9 12.7 18.0 21.5 6.2 17.8 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 Accruals & Other Current Liabilities % of OpEx 17.3% 14.6% 15.7% 24.9% 32.2% 54.2% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% 37.0% Net Working Capital - Year-End Working Capital $9,839 $9,728 $9,153 $7,913 $6,000 $4,952 $6,053 $6,292 $6,389 $6,645 $6,844 $7,049 $7,261 $7,479 $7,703 $7,934 as % of Revenue 38.4% 38.9% 35.7% 31.8% 22.0% 20.5% 22.6% 22.2% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% 21.4% Capital Expenditures $146 $230 $182 $1,970 $312 $127 $512 $562 $611 $636 $479 $494 $508 $524 $539 $556 as % of Revenue 0.6% 0.9% 0.7% 7.9% 1.1% 0.5% 1.9% 2.0% 2.0% 2.0% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% Tax Basis Tax Depreciation $540 $590 $639 $555 $374 $337 $310 $262 $342 $409 as % of Prior NFA 274.6% 349.9% 455.0% 493.6% 193.6% 113.0% 68.1% 40.0% 37.3% 36.7% as % of CAPEX 105.5% 105.0% 104.6% 87.3% 78.1% 68.3% 60.9% 49.9% 63.4% 73.6% PP&E, Net $197 $169 $140 $112 $193 $298 $455 $653 $916 $1,113 $1,260 Book Basis Depreciation $512 $585 $614 $638 $481 $495 $510 $526 $541 $558 as % of Prior NFA 39.4% 45.1% 48.1% 50.1% 37.9% 39.1% 40.3% 41.6% 42.9% 44.2% as % of CAPEX 100.1% 104.2% 100.4% 100.4% 100.4% 100.4% 100.4% 100.4% 100.4% 100.4% PP&E, Net $2,139 $1,971 $1,740 $1,561 $1,513 $1,299 $1,299 $1,275 $1,273 $1,270 $1,269 $1,267 $1,265 $1,263 $1,261 $1,259 Revenue / Avg. Fixed Assets 12.0x 12.2x 13.8x 15.1x 17.7x 17.1x 20.6x 22.1x 23.4x 24.4x 25.2x 26.0x 26.8x 27.6x 28.5x 29.4x $556 Revenue Growth NA (2.4%) 2.5% (2.8%) 9.3% (11.5%) 11.2% 6.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA (7.3%) 33.2% (101.8%) NA 31.6% (109.4%) NM 198.9% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA NA NA NA NA NM NM 28.1% 7.8% 6.4% 8.0% (2.8%) (1.7%) Gross Profit Margin 21.2% 21.6% 23.6% 17.2% 17.6% 18.3% 16.0% 17.8% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% 20.6% EBITDA Margin 6.5% 6.1% 8.0% (0.1%) 2.5% 3.7% (0.3%) 1.5% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% EBIT Margin (2.3%) (0.6%) 2.2% 2.5% 3.2% 3.3% 3.4% 3.6% 3.4% 3.2% SG&A % of Revenue 14.7% 15.4% 15.6% 18.0% 16.1% 15.1% 12.9% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% 12.7% Other Income (expenses)% of Revenue 0.0% 0.0% 0.0% (0.6%) (1.0%) (0.5%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) (0.1%) Total Operating Expenses as % of Revenue 14.7% 15.4% 15.6% 17.4% 15.1% 14.6% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3% 16.3%

Projected Financial Statements - Phoenix Manufacturing

Income Statement	2014A	2015A	2016A	2017A	2018A	2019A	Management Projections 2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
Revenue	$25,630	$25,022	$25,642	$24,913	$27,233	$24,100	$26,795	$28,403	$29,823	$31,016	$31,946	$32,905	$33,892	$34,908	$35,956	$37,034	$37,034
Cost of Revenue	(20,202)	(19,623)	(19,596)	(20,620)	(22,436)	(19,682)	(22,518)	(23,355)	(23,665)	(24,611)	(25,350)	(26,110)	(26,894)	(27,700)	(28,531)	(29,387)	(29,387)
Gross Profit	5,429	5,398	6,046	4,293	4,797	4,418	4,276	5,048	6,158	6,404	6,596	6,794	6,998	7,208	7,424	7,647	$7,647
Gross Profit Margin	*21.2%*	*21.6%*	*23.6%*	*17.2%*	*17.6%*	*18.3%*	*16.0%*	*17.8%*	*20.6%*	*20.6%*	*20.6%*	*20.6%*	*20.6%*	*20.6%*	*20.6%*	*20.6%*	
SG&A	(3,773)	(3,864)	(4,003)	(4,488)	(4,397)	(3,649)	(3,461)	(3,605)	(3,785)	(3,936)	(4,054)	(4,176)	(4,301)	(4,430)	(4,563)	(4,700)	(4,700)
VCP Expense	0	0	0	0	0	0	5	5	5	5	5	6	6	6	6	6	6
Corporate Allocation							(922)	(1,034)	(1,105)	(1,149)	(1,184)	(1,219)	(1,256)	(1,293)	(1,332)	(1,372)	(1,372)
Other Income (expenses)	0	0	0	160	278	123	17	17	17	18	18	19	19	20	21	21	21
Total Operating Expenses	(3,773)	(3,864)	(4,003)	(4,328)	(4,119)	(3,526)	(4,360)	(4,616)	(4,868)	(5,062)	(5,214)	(5,371)	(5,532)	(5,698)	(5,869)	(6,045)	(6,045)
EBITDA	1,655	1,534	2,044	(36)	678	893	(84)	432	1,290	1,342	1,382	1,424	1,466	1,510	1,556	1,602	$1,602
EBITDA Margin	*6.5%*	*6.1%*	*8.0%*	*(0.1%)*	*2.5%*	*3.7%*	*(0.3%)*	*1.5%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	
Depreciation							(540)	(590)	(639)	(555)	(374)	(337)	(310)	(262)	(342)	(409)	($500)
EBIT							(624)	(158)	651	787	1,008	1,087	1,157	1,249	1,214	1,194	$1,102
EBIT Margin							*(2.3%)*	*(0.6%)*	*2.2%*	*2.5%*	*3.2%*	*3.3%*	*3.4%*	*3.6%*	*3.4%*	*3.2%*	
Pro-Forma Taxes @ 27.1%							169	43	(176)	(213)	(273)	(294)	(313)	(338)	(329)	(323)	(298)
NOPAT							($455)	($115)	$475	$574	$735	$792	$843	$911	$885	$870	$804
Working Capital																	
Accounts Receivable	$3,626	$2,329	$1,916	$1,939	$1,940	$1,700	$1,945	$2,062	$2,165	$2,252	$2,319	$2,389	$2,461	$2,534	$2,610	$2,689	
Inventory	7,597	8,187	8,488	8,002	5,568	5,982	6,434	6,673	6,761	7,032	7,243	7,460	7,684	7,914	8,152	8,396	
Prepaid Expense	205	459	341	265	197	142	212	225	236	246	253	261	268	276	285	293	
Current Assets	11,429	10,975	10,746	10,205	7,706	7,825	8,591	8,960	9,163	9,529	9,815	10,110	10,413	10,725	11,047	11,378	
Accounts Payable	937	682	965	1,216	381	962	925	960	973	1,011	1,042	1,073	1,105	1,138	1,173	1,208	
Accruals and Other Current Liabilities	653	565	628	1,076	1,325	1,911	1,613	1,708	1,801	1,873	1,929	1,987	2,047	2,108	2,171	2,237	
Current Liabilities	1,590	1,247	1,593	2,292	1,706	2,873	2,539	2,668	2,774	2,884	2,971	3,060	3,152	3,247	3,344	3,444	
Net Working Capital	$9,839	$9,728	$9,153	$7,913	$6,000	$4,952	$6,053	$6,292	$6,389	$6,645	$6,844	$7,049	$7,261	$7,479	$7,703	$7,934	
as % of Revenue	*38.4%*	*38.9%*	*35.7%*	*31.8%*	*22.0%*	*20.5%*	*22.6%*	*22.2%*	*21.4%*	*21.4%*	*21.4%*	*21.4%*	*21.4%*	*21.4%*	*21.4%*	*21.4%*	

CONFIDENTIAL

1a - 2

Discounted Cash Flow Analysis - Phoenix Manufacturing Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 3 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA $893 EV / 2021 EBITDA 432 EV / 2019 Revenue 24,100 Terminal EBITDA Multiple 1,602 $4,571 $4,779 $5,006 1,277 1,391 1,519 (202) (170) (136) $1,075 $1,221 $1,383 1.2x 1.4x 1.5x 2.5x 2.8x 3.2x 0.04x 0.05x 0.06x 2.9x 3.0x 3.1x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth ($455) ($115) $475 $574 $735 $792 $843 $911 $885 $870 540 590 639 555 374 337 310 262 342 409 (512) (562) (611) (636) (479) (494) (508) (524) (539) (556) (1,100) (239) (97) (256) (199) (205) (211) (218) (224) (231) $804 $500 ($556) (238) ($1,527) ($327) $406 $238 $431 $431 $433 $431 $463 $493 NM NM (41.4%) 81.3% (0.0%) 0.7% (0.6%) 7.6% 6.3% $510

 DCF Assumptions - Williams Furnace Management Projections Terminal Year Operating Assumptions 2014A 2015A 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1a - 4 Invested Capital $12,611 $16,816 $15,974 $14,181 $14,343 $12,533 $14,867 $16,132 $17,435 $18,147 $18,668 $19,170 $19,687 $20,219 $20,767 $21,332 NOPAT / Invested Capital 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1.1% 3.0% 3.2% 5.2% 6.2% 6.5% 6.7% 6.7% 6.7% 6.8% A/R - DSO 77.1 92.2 84.9 78.7 73.9 94.5 87.0 86.9 87.0 87.0 87.0 87.0 87.0 87.0 87.0 87.0 Inventory Turnover 4.7x 3.8x 3.9x 4.1x 6.7x 9.2x 7.5x 7.1x 6.7x 6.7x 6.7x 6.7x 6.7x 6.7x 6.7x 6.7x Prepaid Expenses % of Revenue 1.1% 1.2% 0.9% 1.2% 1.0% 0.4% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% A/P - DPO 26.8 30.3 38.0 14.2 8.2 30.8 12.5 11.7 11.6 11.6 11.6 11.6 11.6 11.6 11.6 11.6 Accruals & Other Current Liabilities % of OpEx 32.3% 33.9% 28.2% 69.7% 36.7% 36.5% 30.5% 29.7% 28.0% 28.0% 28.0% 28.0% 28.0% 28.0% 28.0% 28.0% Net Working Capital - Year-End Working Capital $9,554 $13,769 $12,798 $10,756 $10,755 $9,375 $11,724 $13,014 $14,278 $14,951 $15,431 $15,890 $16,363 $16,850 $17,352 $17,869 as % of Revenue 27.9% 34.9% 30.6% 25.8% 23.8% 20.4% 24.4% 25.5% 26.5% 26.7% 26.7% 26.7% 26.7% 26.7% 26.7% 26.7% Capital Expenditures $940 $494 $655 $3,965 $758 $153 $591 $611 $701 $729 $751 $774 $797 $821 $845 $871 as % of Revenue 2.7% 1.3% 1.6% 9.5% 1.7% 0.3% 1.2% 1.2% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% 1.3% Tax Basis Tax Depreciation $936 $955 $1,045 $948 $874 $819 $797 $821 $845 $871 as % of Prior NFA 38.8% 46.3% 60.7% 68.9% 75.5% 79.1% 80.5% 82.9% 85.4% 88.0% as % of CAPEX 158.2% 156.3% 149.1% 130.1% 116.3% 105.9% 100.0% 100.0% 100.0% 100.0% PP&E, Net $2,409 $2,065 $1,721 $1,377 $1,158 $1,035 $990 $990 $990 $990 $990 Book Basis Depreciation $606 $636 $663 $689 $710 $731 $753 $776 $799 $823 as % of Prior NFA 19.2% 20.2% 21.3% 21.8% 22.2% 22.6% 23.0% 23.3% 23.7% 24.1% as % of CAPEX 102.4% 104.1% 94.5% 94.5% 94.5% 94.5% 94.5% 94.5% 94.5% 94.5% PP&E, Net $3,057 $3,047 $3,176 $3,425 $3,588 $3,158 $3,143 $3,118 $3,157 $3,197 $3,238 $3,280 $3,324 $3,369 $3,415 $3,463 Revenue / Avg. Fixed Assets 11.2x 12.9x 13.5x 12.7x 12.9x 13.6x 15.2x 16.3x 17.2x 17.7x 18.0x 18.3x 18.6x 18.9x 19.2x 19.5x $871 Revenue Growth NA 15.2% 6.0% (0.2%) 8.1% 1.6% 4.7% 6.2% 5.8% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA 146.3% 4.2% (31.6%) (56.4%) (59.5%) 136.6% 40.6% 11.8% 24.0% 9.4% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA NA NA NA NM 15.2% 69.6% 22.1% 8.1% 5.7% 3.0% 3.0% 3.0% Gross Profit Margin 21.0% 25.3% 26.2% 24.4% 22.4% 22.5% 25.7% 25.6% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% EBITDA Margin 4.6% 9.8% 9.6% 6.6% 2.7% 1.1% 2.4% 3.2% 3.4% 4.0% 4.3% 4.3% 4.3% 4.3% 4.3% 4.3% EBIT Margin 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.4% 1.3% 1.4% 2.3% 2.7% 2.9% 3.0% 3.0% 3.0% 3.0% SG&A % of Revenue 16.4% 15.5% 16.6% 17.8% 20.1% 23.6% 21.1% 20.8% 20.7% 20.1% 19.8% 19.8% 19.8% 19.8% 19.8% 19.8% Other Income (expenses)% of Revenue 0.0% 0.0% 0.0% 0.0% (0.4%) (2.2%) (1.2%) (2.0%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) (1.9%) Total Operating Expenses as % of Revenue 16.4% 15.5% 16.6% 17.8% 19.8% 21.4% 23.3% 22.5% 22.5% 21.9% 21.6% 21.6% 21.6% 21.6% 21.6% 21.6%

Projected Financial Statements - Williams Furnace

							Management Projections										Terminal
Income Statement	**2014A**	**2015A**	**2016A**	**2017A**	**2018A**	**2019A**	**2020P**	**2021P**	**2022P**	**2023P**	**2024P**	**2025P**	**2026P**	**2027P**	**2028P**	**2029P**	**Year**
Revenue	$34,286	$39,498	$41,852	$41,769	$45,165	$45,874	$48,021	$50,981	$53,941	$56,099	$57,782	$59,516	$61,301	$63,140	$65,034	$66,985	$66,985
Cost of Revenue	(27,089)	(29,489)	(30,873)	(31,576)	(35,042)	(35,561)	(35,701)	(37,908)	(39,977)	(41,577)	(42,824)	(44,109)	(45,432)	(46,795)	(48,199)	(49,645)	(49,645)
Gross Profit	7,197	10,009	10,980	10,193	10,123	10,313	12,319	13,073	13,964	14,523	14,958	15,407	15,869	16,345	16,836	17,341	$17,341
Gross Profit Margin	*21.0%*	*25.3%*	*26.2%*	*24.4%*	*22.4%*	*22.5%*	*25.7%*	*25.6%*	*25.9%*	*25.9%*	*25.9%*	*25.9%*	*25.9%*	*25.9%*	*25.9%*	*25.9%*	
SG&A	(5,626)	(6,140)	(6,947)	(7,431)	(9,091)	(10,818)	(10,131)	(10,614)	(11,172)	(11,256)	(11,449)	(11,793)	(12,147)	(12,511)	(12,886)	(13,273)	(13,273)
VCP Expense	0	0	0	0	0	0	15	15	15	16	16	17	17	18	18	19	19
Corporate Allocation							(1,652)	(1,855)	(1,998)	(2,078)	(2,141)	(2,205)	(2,271)	(2,339)	(2,409)	(2,482)	(2,482)
Other Income (expenses)	0	0	0	(1)	171	991	600	1,000	1,000	1,040	1,071	1,103	1,136	1,171	1,206	1,242	1,242
Total Operating Expenses	(5,626)	(6,140)	(6,947)	(7,433)	(8,921)	(9,827)	(11,168)	(11,455)	(12,155)	(12,279)	(12,503)	(12,878)	(13,264)	(13,662)	(14,072)	(14,494)	(14,494)
EBITDA	1,571	3,870	4,033	2,760	1,203	487	1,151	1,618	1,809	2,244	2,456	2,529	2,605	2,683	2,764	2,847	$2,847
EBITDA Margin	*4.6%*	*9.8%*	*9.6%*	*6.6%*	*2.7%*	*1.1%*	*2.4%*	*3.2%*	*3.4%*	*4.0%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	*4.3%*	
Depreciation							(936)	(955)	(1,045)	(948)	(874)	(819)	(797)	(821)	(845)	(871)	($871)
EBIT							216	663	764	1,296	1,582	1,710	1,808	1,863	1,919	1,976	$1,976
EBIT Margin							*0.4%*	*1.3%*	*1.4%*	*2.3%*	*2.7%*	*2.9%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	
Pro-Forma Taxes @ 27.1%							(58)	(180)	(207)	(351)	(428)	(463)	(490)	(504)	(519)	(535)	(535)
NOPAT							$157	$483	$557	$945	$1,154	$1,247	$1,319	$1,358	$1,399	$1,441	$1,441
Working Capital																	
Accounts Receivable	$7,240	$9,974	$9,736	$9,004	$9,139	$11,878	$11,445	$12,137	$12,860	$13,375	$13,776	$14,189	$14,615	$15,054	$15,505	$15,970	
Inventory	5,740	7,844	7,867	7,642	5,238	3,878	4,780	5,376	5,972	6,210	6,397	6,589	6,786	6,990	7,200	7,416	
Prepaid Expense	383	479	362	517	433	206	123	123	123	128	123	123	123	123	123	123	
Current Assets	13,363	18,298	17,965	17,163	14,810	15,962	16,348	17,636	18,955	19,714	20,296	20,901	21,524	22,166	22,828	23,509	
Accounts Payable	1,992	2,448	3,211	1,226	783	2,998	1,220	1,216	1,272	1,323	1,363	1,404	1,446	1,489	1,534	1,580	
Accruals and Other Current Liabilities	1,816	2,081	1,956	5,181	3,273	3,590	3,405	3,405	3,405	3,440	3,502	3,607	3,716	3,827	3,942	4,060	
Current Liabilities	3,809	4,529	5,167	6,407	4,056	6,587	4,625	4,622	4,677	4,763	4,865	5,011	5,161	5,316	5,476	5,640	
Net Working Capital	$9,554	$13,769	$12,798	$10,756	$10,755	$9,375	$11,724	$13,014	$14,278	$14,951	$15,431	$15,890	$16,363	$16,850	$17,352	$17,869	
as % of Revenue	*27.9%*	*34.9%*	*30.6%*	*25.8%*	*23.8%*	*20.4%*	*24.4%*	*25.5%*	*26.5%*	*26.7%*	*26.7%*	*26.7%*	*26.7%*	*26.7%*	*26.7%*	*26.7%*	

CONFIDENTIAL

1a - 5

Discounted Cash Flow Analysis - Williams Furnace Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 6 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / LTM EBITDA $487 EV / 2020 EBITDA 1,151 EV / 2021 EBITDA 1,618 EV / 2020 EBIT 216 EV / 2019 Revenue 45,874 Terminal EBITDA Multiple 2,847 $8,105 $8,474 $8,877 1,977 2,163 2,373 (20) 30 82 $1,957 $2,193 $2,454 4.0x 4.5x 5.0x 1.7x 1.9x 2.1x 1.2x 1.4x 1.5x 9.1x 10.2x 11.4x 0.04x 0.05x 0.05x 2.8x 3.0x 3.1x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $157 $483 $557 $945 $1,154 $1,247 $1,319 $1,358 $1,399 $1,441 936 955 1,045 948 874 819 797 821 845 871 (591) (611) (701) (729) (751) (774) (797) (821) (845) (871) (2,349) (1,290) (1,264) (673) (480) (459) (473) (487) (502) (517) $1,441 $871 ($871) (536) ($1,847) ($463) ($363) $491 $796 $833 $846 $871 $897 $924 NM NM NM 62.1% 4.7% 1.5% 3.0% 3.0% 3.0% $905

DCF Assumptions - Global Flow Products

			Management Projections										
Operating Assumptions	**2018A**	**2019A**	**2020P**	**2021P**	**2022P**	**2023P**	**2024P**	**2025P**	**2026P**	**2027P**	**2028P**	**2029P**	**Terminal Year**
Revenue Growth	NA	0.2%	7.0%	5.0%	5.0%	4.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBITDA Growth	NA	(227.7%)	23.0%	3.1%	11.2%	4.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBIT Growth	NA	NA	NA	NM	NM	NM	7.7%	6.7%	6.0%	5.4%	2.2%	1.8%	
Gross Profit Margin	25.7%	37.0%	45.4%	45.5%	45.6%	45.6%	45.6%	45.6%	45.6%	45.6%	45.6%	45.6%	
EBITDA Margin	(9.4%)	11.9%	13.7%	13.5%	14.3%	14.3%	14.3%	14.3%	14.3%	14.3%	14.3%	14.3%	
EBIT Margin			12.5%	10.3%	9.7%	10.4%	10.8%	11.2%	11.5%	11.8%	11.7%	11.6%	
SG&A % of Revenue	35.1%	25.8%	28.5%	28.6%	27.8%	27.8%	27.8%	27.8%	27.8%	27.8%	27.8%	27.8%	
Total Operating Expenses as % of Revenue	35.1%	25.0%	31.7%	32.0%	31.3%	31.3%	31.3%	31.3%	31.3%	31.3%	31.3%	31.3%	
Fixed Asset Investment													
Capital Expenditures	$87	$700	$88	$3,134	$154	$160	$165	$170	$175	$180	$186	$191	$191
as % of Revenue	1.3%	10.1%	1.2%	40.3%	1.9%	1.9%	1.9%	1.9%	1.9%	1.9%	1.9%	1.9%	
Tax Basis													
Tax Depreciation			$89	$248	$371	$334	$302	$276	$255	$236	$252	$274	
as % of Prior NFA			NA	NA	NA	12.5%	12.1%	11.7%	11.3%	10.9%	11.9%	13.3%	
as % of CAPEX			100.8%	7.9%	241.1%	208.4%	183.2%	162.7%	145.6%	131.1%	135.9%	143.0%	
PP&E, Net		$5	$4	$2,891	$2,674	$2,500	$2,363	$2,256	$2,177	$2,121	$2,054	$1,972	
Book Basis													
Depreciation			$204	$207	$407	$423	$436	$449	$463	$477	$491	$506	
as % of Prior NFA			32.3%	40.2%	11.8%	13.3%	14.9%	16.9%	19.5%	22.8%	27.4%	34.0%	
as % of CAPEX			230.8%	6.6%	264.3%	264.3%	264.3%	264.3%	264.3%	264.3%	264.3%	264.3%	
PP&E, Net	$0	$631	$515	$3,443	$3,190	$2,926	$2,655	$2,376	$2,088	$1,792	$1,487	$1,173	
Revenue / Avg. Fixed Assets	NA	21.9x	12.9x	3.9x	2.5x	2.8x	3.1x	3.6x	4.2x	4.9x	6.0x	7.6x	
Working Capital Assumptions - Based on Year-End Working Capital													
A/R - DSO	48.5	35.4	40.6	43.1	43.1	43.1	43.1	43.1	43.1	43.1	43.1	43.1	
Inventory Turnover	8.7x	4.2x	3.7x	3.5x	3.4x	3.4x	3.4x	3.4x	3.4x	3.4x	3.4x	3.4x	
Prepaid Expenses % of Revenue	1.9%	1.5%	0.9%	1.0%	1.3%	1.3%	0.6%	0.6%	0.6%	0.6%	0.5%	0.5%	
A/P - DPO	17.7	6.4	14.1	14.5	14.5	14.5	14.5	14.5	14.5	14.5	14.5	14.5	
Accruals & Other Current Liabilities % of OpEx	0.0%	8.7%	9.7%	10.1%	10.8%	10.8%	10.8%	10.8%	10.8%	10.8%	10.8%	10.8%	
Net Working Capital - Year-End Working Capital	$1,385	$1,591	$1,602	$1,776	$1,914	$1,990	$1,993	$2,051	$2,111	$2,172	$2,236	$2,301	
as % of Revenue	20.1%	23.0%	21.7%	22.9%	23.5%	23.5%	22.8%	22.8%	22.8%	22.7%	22.7%	22.7%	
Invested Capital Ratios													
Invested Capital	$1,385	$2,222	$2,118	$5,219	$5,103	$4,917	$4,648	$4,427	$4,199	$3,965	$3,723	$3,474	
NOPAT / Invested Capital	0.0%	0.0%	31.9%	11.2%	11.4%	13.0%	14.8%	16.6%	18.6%	20.7%	22.6%	24.6%	

CONFIDENTIAL

1a - 7

Projected Financial Statements - Global Flow Products

Income Statement	2018A	2019A	Management Projections 2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
Revenue	$6,901	$6,915	$7,400	$7,770	$8,159	$8,485	$8,739	$9,002	$9,272	$9,550	$9,836	$10,131	$10,131
Cost of Revenue	(5,129)	(4,360)	(4,041)	(4,235)	(4,437)	(4,614)	(4,753)	(4,895)	(5,042)	(5,193)	(5,349)	(5,510)	(5,510)
Gross Profit	1,773	2,555	3,359	3,535	3,722	3,871	3,987	4,106	4,229	4,356	4,487	4,622	$4,622
Gross Profit Margin	*25.7%*	*37.0%*	*45.4%*	*45.5%*	*45.6%*	*45.6%*	*45.6%*	*45.6%*	*45.6%*	*45.6%*	*45.6%*	*45.6%*	
SG&A	(2,419)	(1,784)	(2,105)	(2,221)	(2,270)	(2,361)	(2,432)	(2,505)	(2,580)	(2,657)	(2,737)	(2,819)	(2,819)
Corporate Allocation			(255)	(283)	(302)	(314)	(324)	(333)	(343)	(354)	(364)	(375)	(375)
VCP Expense	0	0	17	17	17	17	18	18	19	19	20	21	21
Total Operating Expenses	(2,419)	(1,729)	(2,343)	(2,487)	(2,556)	(2,658)	(2,738)	(2,820)	(2,905)	(2,992)	(3,082)	(3,174)	(3,174)
EBITDA	(647)	826	1,016	1,048	1,166	1,212	1,249	1,286	1,325	1,364	1,405	1,448	$1,448
EBITDA Margin	*(9.4%)*	*11.9%*	*13.7%*	*13.5%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	
Depreciation			(89)	(248)	(371)	(334)	(302)	(276)	(255)	(236)	(252)	(274)	($172)
EBIT			927	800	794	879	946	1,010	1,070	1,128	1,153	1,174	$1,275
EBIT Margin			*12.5%*	*10.3%*	*9.7%*	*10.4%*	*10.8%*	*11.2%*	*11.5%*	*11.8%*	*11.7%*	*11.6%*	
Pro-Forma Taxes @ 27.1%			(251)	(217)	(215)	(238)	(256)	(273)	(290)	(305)	(312)	(318)	(345)
NOPAT			$676	$584	$579	$641	$690	$736	$780	$823	$841	$856	$930

Working Capital	2018A	2019A	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
Accounts Receivable	$916	$671	$823	$917	$962	$1,001	$1,031	$1,062	$1,094	$1,126	$1,160	$1,195	
Inventory	586	1,040	1,100	1,200	1,300	1,352	1,393	1,434	1,477	1,522	1,567	1,614	
Prepaid Expense	132	106	64	79	104	108	53	53	53	53	53	53	
Current Assets	1,635	1,817	1,987	2,195	2,366	2,461	2,477	2,550	2,624	2,702	2,781	2,863	
Accounts Payable	249	76	156	168	176	183	189	194	200	206	212	219	
Accruals and Other Current Liabilities	0	151	228	251	276	287	296	305	314	323	333	343	
Current Liabilities	249	227	384	419	452	470	484	499	514	529	545	561	
Net Working Capital	$1,385	$1,591	$1,602	$1,776	$1,914	$1,990	$1,993	$2,051	$2,111	$2,172	$2,236	$2,301	
as % of Revenue	*20.1%*	*23.0%*	*21.7%*	*22.9%*	*23.5%*	*23.5%*	*22.8%*	*22.8%*	*22.8%*	*22.7%*	*22.7%*	*22.7%*	

CONFIDENTIAL

1a - 8

Discounted Cash Flow Analysis - Global Flow Products Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 9 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA$826 EV / 2020 EBITDA1,016 EV / 2021 EBITDA1,048 EV / 2019 Revenue6,915 Terminal EBITDA Multiple1,448 $7,540$7,883$8,259 2,1062,2952,505 1,5021,5601,621 $3,608$3,855$4,126 4.4x4.7x5.0x 3.6x3.8x4.1x 3.4x3.7x3.9x 0.52x0.56x0.60x 5.2x5.4x5.7x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $676$584$579$641$690$736$780$823$841$856 89248371334302276255236252274 (88)(3,134)(154)(160)(165)(170)(175)(180)(186)(191) (12)(174)(138)(77) (2) (58)(60) (62) (64)(65) $930 $172 ($191) (69) $665($2,477)$659$738$825$785$800$817$844$873 NMNM11.9%11.9%(4.9%)2.0%2.1%3.3%3.4% $842

DCF Assumptions - Inovate Dryer Products

Operating Assumptions	2017A	2018A	2019A	Management Projections 2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
Revenue Growth	NA	14.7%	14.0%	7.3%	5.1%	5.0%	4.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBITDA Growth	NA	33.2%	14.0%	(3.2%)	1.4%	4.0%	4.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBIT Growth	NA	NA	NA	NA	(17.5%)	20.9%	3.6%	5.0%	4.5%	4.1%	3.9%	0.9%	1.4%	
Gross Profit Margin	34.0%	36.3%	35.3%	38.3%	37.9%	37.8%	37.8%	37.8%	37.8%	37.8%	37.8%	37.8%	37.8%	
EBITDA Margin	14.3%	16.6%	16.6%	15.0%	14.5%	14.3%	14.3%	14.3%	14.3%	14.3%	14.3%	14.3%	14.3%	
EBIT Margin	0.0%	0.0%	0.0%	14.1%	11.1%	12.7%	12.7%	12.9%	13.1%	13.2%	13.3%	13.1%	12.9%	
SG&A % of Revenue	19.7%	19.6%	18.7%	19.8%	19.7%	19.7%	19.7%	19.7%	19.7%	19.7%	19.7%	19.7%	19.7%	
Total Operating Expenses as % of Revenue	19.7%	19.6%	18.7%	23.3%	23.4%	23.4%	23.4%	23.4%	23.4%	23.4%	23.4%	23.4%	23.4%	
Fixed Asset Investment														
Capital Expenditures	$105	$202	$403	$155	$599	$296	$383	$395	$407	$419	$431	$444	$458	$458
as % of Revenue	0.9%	1.5%	2.6%	0.9%	3.4%	1.6%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	
Tax Basis														
Tax Depreciation				$156	$601	$298	$319	$280	$251	$230	$213	$279	$334	
as % of Prior NFA				NM	NA	NA	NA	NA	135.4%	67.5%	40.2%	37.3%	36.6%	
as % of CAPEX				101.1%	100.3%	100.6%	83.3%	70.9%	61.8%	55.0%	49.4%	62.8%	73.0%	
PP&E, Net			$12	$10	$8	$7	$71	$186	$341	$530	$748	$913	$1,037	
Working Capital Assumptions - Based on Year-End Working Capital														
A/R - DSO	23.8	27.6	29.5	28.7	28.3	28.5	28.5	28.5	28.5	28.5	28.5	28.5	28.5	
Inventory Turnover	17.6x	19.3x	25.8x	27.7x	28.5x	32.0x	32.0x	32.0x	32.0x	32.0x	32.0x	32.0x	32.0x	
Prepaid Expenses % of Revenue	0.8%	1.1%	0.9%	0.8%	0.8%	0.7%	0.7%	0.7%	0.7%	0.6%	0.6%	0.6%	0.6%	
A/P - DPO	19.5	16.2	20.5	12.3	12.3	12.7	12.7	12.7	12.7	12.7	12.7	12.7	12.7	
Accruals & Other Current Liabilities % of OpEx	0.7%	4.0%	10.1%	6.3%	6.1%	6.1%	6.1%	6.1%	6.1%	6.1%	6.1%	6.1%	6.1%	
Net Working Capital - Year-End Working Capital	$883	$1,135	$929	$1,229	$1,261	$1,271	$1,322	$1,352	$1,388	$1,426	$1,465	$1,504	$1,546	
as % of Revenue	7.4%	8.3%	6.0%	7.4%	7.2%	6.9%	6.9%	6.8%	6.8%	6.8%	6.8%	6.8%	6.8%	
Invested Capital Ratios														
Invested Capital	$917	$1,320	$1,275	$1,279	$1,458	$1,315	$1,650	$1,328	$1,826	$1,285	$2,076	$1,168	$2,434	
NOPAT / Invested Capital	0.0%	0.0%	0.0%	134.0%	97.0%	130.0%	107.3%	140.1%	106.4%	157.3%	101.2%	181.5%	88.3%	

CONFIDENTIAL

1a - 10

Projected Financial Statements - Inovate Dryer Products

Income Statement	2017A	2018A	2019A	Management Projections 2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
Revenue	$11,897	$13,648	$15,566	$16,697	$17,546	$18,430	$19,167	$19,742	$20,335	$20,945	$21,573	$22,220	$22,887	$22,887
Cost of Revenue	(7,855)	(8,701)	(10,073)	(10,295)	(10,904)	(11,467)	(11,926)	(12,283)	(12,652)	(13,031)	(13,422)	(13,825)	(14,240)	(14,240)
Gross Profit	4,042	4,948	5,493	6,402	6,642	6,963	7,242	7,459	7,683	7,913	8,151	8,395	8,647	$8,647
Gross Profit Margin	*34.0%*	*36.3%*	*35.3%*	*38.3%*	*37.9%*	*37.8%*	*37.8%*	*37.8%*	*37.8%*	*37.8%*	*37.8%*	*37.8%*	*37.8%*	
SG&A	(2,339)	(2,678)	(2,905)	(3,307)	(3,448)	(3,623)	(3,768)	(3,881)	(3,997)	(4,117)	(4,241)	(4,368)	(4,499)	(4,499)
Corporate Allocation				(574)	(639)	(683)	(710)	(731)	(753)	(776)	(799)	(823)	(848)	(848)
VCP True Up	0	0	0	(15)	(15)	(15)	(16)	(16)	(17)	(17)	(18)	(18)	(19)	(19)
Total Operating Expenses	(2,339)	(2,678)	(2,905)	(3,897)	(4,102)	(4,321)	(4,494)	(4,629)	(4,767)	(4,910)	(5,058)	(5,210)	(5,366)	(5,366)
EBITDA	1,703	2,269	2,588	2,506	2,540	2,642	2,748	2,830	2,915	3,003	3,093	3,186	3,281	$3,281
EBITDA Margin	*14.3%*	*16.6%*	*16.6%*	*15.0%*	*14.5%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	*14.3%*	
Depreciation				(156)	(601)	(298)	(319)	(280)	(251)	(230)	(213)	(279)	(334)	($412)
EBIT				2,349	1,939	2,344	2,429	2,550	2,664	2,772	2,880	2,906	2,947	$2,869
EBIT Margin				*14.1%*	*11.1%*	*12.7%*	*12.7%*	*12.9%*	*13.1%*	*13.2%*	*13.3%*	*13.1%*	*12.9%*	
Pro-Forma Taxes @ 27.1%				(636)	(525)	(635)	(658)	(691)	(721)	(751)	(780)	(787)	(798)	(777)
NOPAT				$1,713	$1,414	$1,709	$1,771	$1,860	$1,943	$2,022	$2,100	$2,119	$2,149	$2,092
Working Capital														
Accounts Receivable	$775	$1,034	$1,259	$1,313	$1,360	$1,438	$1,495	$1,540	$1,586	$1,634	$1,683	$1,733	$1,785	
Inventory	447	450	391	371	382	359	373	384	396	408	420	433	446	
Prepaid Expense	97	145	138	136	136	136	142	136	136	136	136	136	136	
Current Assets	1,319	1,629	1,788	1,821	1,879	1,933	2,010	2,060	2,118	2,177	2,239	2,302	2,367	
Accounts Payable	420	386	564	347	368	399	415	427	440	453	467	481	495	
Accruals and Other Current Liabilities	17	107	294	245	250	263	273	281	290	298	307	317	326	
Current Liabilities	436	494	858	591	618	661	688	708	730	752	774	797	821	
Net Working Capital	$883	$1,135	$929	$1,229	$1,261	$1,271	$1,322	$1,352	$1,388	$1,426	$1,465	$1,504	$1,546	
as % of Revenue	*7.4%*	*8.3%*	*6.0%*	*7.4%*	*7.2%*	*6.9%*	*6.9%*	*6.8%*	*6.8%*	*6.8%*	*6.8%*	*6.8%*	*6.8%*	

CONFIDENTIAL

1a - 11

Discounted Cash Flow Analysis - Inovate Dryer Products Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1a - 12 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA$2,588 EV / 2020 EBITDA2,506 EV / 2021 EBITDA2,540 EV / 2019 Revenue15,566 Terminal EBITDA Multiple3,281 $17,914$18,729$19,620 5,0045,4515,952 9,1249,2919,464 $14,128$14,743$15,416 5.5x5.7x6.0x 5.6x5.9x6.2x 5.6x5.8x6.1x 0.91x0.95x0.99x 5.5x5.7x6.0x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $1,713$1,414$1,709$1,771$1,860$1,943$2,022$2,100$2,119$2,149 156601298319280251230213279334 (155)(599)(296)(383)(395)(407)(419)(431)(444)(458) (300) (32) (11)(51) (30) (36)(38) (39) (40)(41) $2,092 $412 ($458) (46) $1,415$1,384$1,700$1,656$1,715$1,751$1,796$1,843$1,914$1,984 NM22.8%(2.6%)3.6%2.1%2.6%2.6%3.9%3.7% $2,000

Discounted Cash Flow Analysis – Doors Appendix 1b

 DCF Assumptions - McKinney Doors and Hardware Management Projections 2029P Terminal Year Operating Assumptions 2016A 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P Fixed Asset Investment Working Capital Assumptions Invested Capital Ratios CONFIDENTIAL 1b - 1 Invested Capital $4,099 $5,312 $5,605 $6,058 $3,990 $4,074 $4,181 $4,541 $4,675 $4,813 $4,956 $5,103 $5,254 $5,411 NOPAT / Invested Capital 0.0% 0.0% 0.0% 0.0% 14.1% 13.9% 14.0% 13.8% 13.6% 13.9% 14.2% 16.9% 16.6% 16.3% A/R - DSO 45.5 61.4 59.6 84.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 50.0 Inventory Turnover 9.4x 10.5x 6.8x 8.1x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x 11.0x Prepaid Expenses % of Revenue 0.4% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% A/P - DPO 12.3 8.0 12.0 21.6 15.4 15.4 15.4 9.2 9.2 9.2 9.2 9.2 9.2 9.2 Accruals & Other Current Liabilities % of OpEx 17.7% 20.2% 27.0% 18.2% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% 15.0% Net Working Capital $2,550 $3,784 $4,129 $4,605 $2,641 $2,766 $2,904 $3,288 $3,387 $3,489 $3,593 $3,701 $3,812 $3,926 as % of Revenue 15.0% 18.9% 20.3% 24.4% 13.9% 13.8% 13.8% 15.1% 15.1% 15.1% 15.1% 15.1% 15.1% 15.1% Capital Expenditures $110 $1,695 $119 $154 $36 $98 $109 $114 $169 $174 $179 $184 $190 $195 as % of Revenue 0.6% 8.5% 0.6% 0.8% 0.2% 0.5% 0.5% 0.5% 0.8% 0.8% 0.8% 0.8% 0.8% 0.8% Tax Basis Depreciation $214 $276 $288 $273 $295 $283 $275 $90 $118 $142 as % of Prior NFA NA 30.1% 38.9% 48.7% 73.4% 102.9% 166.2% 129.9% 72.4% 60.4% as % of CAPEX 601.1% 282.7% 263.5% 239.3% 175.0% 163.3% 153.8% 48.9% 62.4% 72.6% PP&E, Net $1,251 $918 $740 $561 $402 $275 $165 $69 $163 $235 $288 Book Basis Depreciation $139 $139 $139 $139 $133 $137 $141 $145 $149 $153 as % of Prior NFA 9.6% 10.3% 10.6% 10.9% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% as % of CAPEX 390.3% 142.3% 127.4% 121.8% 79.1% 79.0% 78.8% 78.7% 78.6% 78.5% PP&E, Net $1,549 $1,528 $1,476 $1,453 $1,349 $1,308 $1,278 $1,253 $1,288 $1,325 $1,363 $1,402 $1,442 $1,484 Revenue / Avg. Fixed Assets NA 13.0x 13.5x 12.9x 13.6x 15.0x 16.2x 17.2x 17.7x 17.7x 17.7x 17.8x 17.8x 17.8x $195 Revenue Growth NA 17.7% 1.7% (7.0%) 0.7% 5.0% 5.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA 30.0% NA (18.3%) (49.8%) 6.6% 3.6% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA NA NA 0.3% 3.4% 7.3% 1.4% 5.3% 4.8% 23.1% 0.8% 1.3% Gross Profit Margin 26.7% 26.9% 27.8% 28.2% 27.6% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% 27.7% EBITDA Margin 9.1% 10.1% 11.8% 10.4% 5.2% 5.3% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% 5.2% EBIT Margin 0.0% 0.0% 0.0% 0.0% 4.1% 3.9% 3.8% 3.9% 3.9% 4.0% 4.0% 4.8% 4.7% 4.6% SG&A % of Revenue 16.8% 16.8% 16.0% 17.8% 19.0% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% 18.9% Total Operating Expenses as % of Revenue 17.6% 16.8% 16.0% 17.8% 22.4% 22.4% 22.5% 22.5% 22.5% 22.5% 22.5% 22.5% 22.5% 22.5%

Projected Financial Statements - McKinney Doors and Hardware

					Management Projections										
Income Statement	**2016A**	**2017A**	**2018A**	**2019A**	**2020P**	**2021P**	**2022P**	**2023P**	**2024P**	**2025P**	**2026P**	**2027P**	**2028P**	**2029P**	**Terminal Year**
Revenue	$16,990	$19,993	$20,325	$18,897	$19,026	$19,977	$20,976	$21,815	$22,470	$23,144	$23,838	$24,553	$25,290	$26,049	$26,049
Cost of Revenue	(12,447)	(14,614)	(14,669)	(13,567)	(13,783)	(14,444)	(15,166)	(15,772)	(16,246)	(16,733)	(17,235)	(17,752)	(18,285)	(18,833)	(18,833)
Gross Profit	4,543	5,379	5,656	5,330	5,243	5,534	5,810	6,043	6,224	6,411	6,603	6,801	7,005	7,215	$7,215
Gross Profit Margin	*26.7%*	*26.9%*	*27.8%*	*28.2%*	*27.6%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*	*27.7%*
SG&A	(2,857)	(3,359)	(3,252)	(3,369)	(3,618)	(3,772)	(3,960)	(4,119)	(4,242)	(4,370)	(4,501)	(4,636)	(4,775)	(4,918)	(4,918)
VCP Expense	0	0	0	0	16	16	16	17	18	18	19	19	20	20	20
Corporate Allocation	(132)	0	0	2	(654)	(727)	(777)	(808)	(832)	(857)	(883)	(910)	(937)	(965)	(965)
Total Operating Expenses	(2,989)	(3,359)	(3,252)	(3,367)	(4,256)	(4,482)	(4,721)	(4,910)	(5,057)	(5,209)	(5,365)	(5,526)	(5,692)	(5,863)	(5,863)
EBITDA	1,554	2,020	2,404	1,964	987	1,051	1,089	1,133	1,167	1,202	1,238	1,275	1,313	1,353	1,353
EBITDA Margin	*9.1%*	*10.1%*	*11.8%*	*10.4%*	*5.2%*	*5.3%*	*5.2%*	*5.2%*	*5.2%*	*5.2%*	*5.2%*	*5.2%*	*5.2%*	*5.2%*	*5.2%*
Depreciation					(214)	(276)	(288)	(273)	(295)	(283)	(275)	(90)	(118)	(142)	(176)
EBIT					772	775	802	860	872	919	963	1,185	1,195	1,211	1,177
EBIT Margin					*4.1%*	*3.9%*	*3.8%*	*3.9%*	*3.9%*	*4.0%*	*4.0%*	*4.8%*	*4.7%*	*4.6%*	
Pro-Forma Taxes @ 27.1%					(209)	(210)	(217)	(233)	(236)	(249)	(261)	(321)	(324)	(328)	(319)
NOPAT					$563	$565	$584	$627	$636	$670	$702	$864	$872	$883	$858

Working Capital (1)															
Accounts Receivable	$2,116	$3,366	$3,317	$4,348	$2,606	$2,737	$2,873	$2,988	$3,078	$3,170	$3,266	$3,363	$3,464	$3,568	
Inventory	1,320	1,389	2,142	1,670	1,253	1,313	1,379	1,434	1,477	1,521	1,567	1,614	1,662	1,712	
Prepaid Expense	63	29	30	0	0	0	0	0	0	0	0	0	0	0	
Current Assets	3,498	4,784	5,489	6,018	3,859	4,050	4,252	4,422	4,555	4,692	4,832	4,977	5,127	5,280	
Accounts Payable	420	322	481	801	580	611	641	397	409	422	434	447	461	475	
Accruals and Other Current Liabilities	528	678	880	611	638	672	708	736	759	781	805	829	854	879	
Current Liabilities	948	1,000	1,360	1,413	1,219	1,283	1,349	1,134	1,168	1,203	1,239	1,276	1,315	1,354	
Net Working Capital	$2,550	$3,784	$4,129	$4,605	$2,641	$2,766	$2,904	$3,288	$3,387	$3,489	$3,593	$3,701	$3,812	$3,926	
as % of Revenue	*15.0%*	*18.9%*	*20.3%*	*24.4%*	*13.9%*	*13.8%*	*13.8%*	*15.1%*	*15.1%*	*15.1%*	*15.1%*	*15.1%*	*15.1%*	*15.1%*	
Net Working Capital pro forma allocation to Fastrac				$3,510											
as % of Revenue				*18.6%*											

(1) Projected balances are based on pro forma allocation to Fastrac

CONFIDENTIAL

1b - 2

Discounted Cash Flow Analysis - McKinney Doors and Hardware Management Projections 2029P Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P DCF Assumptions CONFIDENTIAL 1b - 3 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA $1,964 EV / 2020 EBITDA 987 EV / 2021 EBITDA 1,051 EV / 2022 EBITDA 1,089 EV / 2020 EBIT 772 EV / 2021 EBIT 775 EV / 2019 Revenue 18,897 Terminal EBITDA Multiple 1,353 $6,458 $6,751 $7,073 1,804 1,965 2,146 4,379 4,442 4,506 $6,183 $6,407 $6,652 3.1x 3.3x 3.4x 6.3x 6.5x 6.7x 5.9x 6.1x 6.3x 5.7x 5.9x 6.1x 8.0x 8.3x 8.6x 8.0x 8.3x 8.6x 0.33x 0.34x 0.35x 4.8x 5.0x 5.2x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth $563 $565 $584 $627 $636 $670 $702 $864 $872 $883 214 276 288 273 295 283 275 90 118 142 (36) (98) (109) (114) (169) (174) (179) (184) (190) (195) 869 (126) (137) (385) (99) (102) (105) (108) (111) (114) $858 176 ($195) ($118) $1,611 $618 $626 $401 $664 $678 $694 $662 $689 $715 (61.6%) 1.4% (35.9%) 65.4% 2.2% 2.3% (4.5%) 4.0% 3.8% $721

DCF Assumptions - Fastrac

			Management Projections										
Operating Assumptions	**2018A**	**2019A**	**2020P**	**2021P**	**2022P**	**2023P**	**2024P**	**2025P**	**2026P**	**2027P**	**2028P**	**2029P**	**Terminal Year**
Revenue Growth	NA	66.0%	(3.5%)	5.0%	5.0%	4.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBITDA Growth	NA	NA	(31.1%)	14.7%	16.1%	10.0%	8.7%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBIT Growth	NA	NA	NA	12.1%	19.0%	10.3%	11.5%	4.2%	3.9%	13.6%	1.9%	2.1%	
Gross Profit Margin	25.0%	24.4%	21.9%	22.4%	22.8%	22.8%	22.8%	22.8%	22.8%	22.8%	22.8%	22.8%	
EBITDA Margin		9.9%	7.0%	7.7%	8.5%	9.0%	9.5%	9.5%	9.5%	9.5%	9.5%	9.5%	
EBIT Margin			5.8%	6.2%	7.1%	7.5%	8.1%	8.2%	8.3%	9.1%	9.0%	9.0%	
SG&A		14.4%	11.4%	11.1%	10.6%	10.1%	9.6%	9.6%	9.6%	9.6%	9.6%	9.6%	
OPEX 2 % of Revenue		0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	
Total Operating Expenses as % of Revenue		14.5%	14.9%	14.8%	14.3%	13.8%	13.3%	13.3%	13.3%	13.3%	13.3%	13.3%	
Fixed Asset Investment													
Capital Expenditures		$11	$10	$28	$32	$47	$49	$50	$52	$53	$55	$56	$56
as % of Revenue		0.2%	0.2%	0.5%	0.5%	0.8%	0.8%	0.8%	0.8%	0.8%	0.8%	0.8%	
Tax Basis													
Depreciation			$66	$84	$87	$95	$90	$87	$84	$26	$34	$41	
as % of Prior NFA			NA	25.9%	32.6%	44.7%	54.7%	70.2%	96.8%	48.2%	42.3%	40.5%	
as % of CAPEX			643.1%	298.0%	277.2%	201.2%	185.4%	172.9%	162.9%	49.4%	62.8%	73.0%	
PP&E, Net		$391	$325	$269	$213	$165	$123	$87	$54	$81	$102	$117	
Working Capital Assumptions - Based on Calculated													
A/R - DSO	107.8		50.0	50.0	50.0	50.0	50.0	50.0	50.0	50.0	50.0	50.0	
Inventory Turnover	77.5x		11.0x	11.0x	11.0x	11.0x	11.0x	11.0x	11.0x	11.0x	11.0x	11.0x	
A/P - DPO	67.0		15.4	15.4	15.4	15.4	15.4	15.4	15.4	15.4	15.4	15.4	
Accruals & Other Current Liabilities % of OpEx	4.4%		15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	
Net Working Capital - Calculated	$554		$839	$880	$928	$969	$1,003	$1,033	$1,064	$1,096	$1,129	$1,163	
as % of Revenue	16.1%		15.3%	15.3%	15.3%	15.4%	15.5%	15.5%	15.5%	15.5%	15.5%	15.5%	
Invested Capital Ratios													
Invested Capital			$1,164	$1,149	$1,140	$1,134	$1,127	$1,120	$1,119	$1,178	$1,231	$1,280	
NOPAT / Invested Capital			20.1%	22.8%	27.4%	30.3%	34.1%	35.7%	37.1%	40.1%	39.1%	38.4%	
Incr NOPAT / Incr Invested Capital				(187.0%)	(588.6%)	(532.1%)	(521.3%)	(248.7%)	(1,079.5%)	96.0%	16.5%	20.8%	

CONFIDENTIAL

1b - 4

Projected Financial Statements - Fastrac

Income Statement	2018A	2019A	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
			Management Projections										
Revenue	$3,431	$5,695	$5,495	$5,770	$6,058	$6,301	$6,490	$6,684	$6,885	$7,091	$7,304	$7,523	$7,523
Cost of Revenue	($2,572)	($4,306)	(4,290)	(4,475)	(4,677)	(4,864)	(5,010)	(5,160)	(5,315)	(5,475)	(5,639)	(5,808)	($5,808)
Gross Profit	859	1,389	1,205	1,295	1,381	1,437	1,480	1,524	1,570	1,617	1,665	1,715	1,715
Gross Profit Margin	*25.0%*	*24.4%*	*21.9%*	*22.4%*	*22.8%*	*22.8%*	*22.8%*	*22.8%*	*22.8%*	*22.8%*	*22.8%*	*22.8%*	*22.8%*
SG&A	(458)	(820)	(629)	(642)	(642)	(636)	(623)	(641)	(661)	(680)	(701)	(722)	(722)
Corporate Allocation			(189)	(210)	(224)	(233)	(240)	(248)	(255)	(263)	(271)	(279)	(279)
Other income (expense)	0	(7)	0	0	0	0	0	0	0	0	0	0	0
Total Operating Expenses	(458)	(827)	(818)	(852)	(866)	(869)	(863)	(889)	(916)	(943)	(971)	(1,001)	(1,001)
EBITDA	402	562	387	444	515	567	617	635	654	674	694	715	715
EBITDA Margin	*11.7%*	*9.9%*	*7.0%*	*7.7%*	*8.5%*	*9.0%*	*9.5%*	*9.5%*	*9.5%*	*9.5%*	*9.5%*	*9.5%*	*9.5%*
Depreciation			(66)	(84)	(87)	(95)	(90)	(87)	(84)	(26)	(34)	(41)	(51)
EBIT			321	360	428	472	526	548	570	647	659	674	664
EBIT Margin			*5.8%*	*6.2%*	*7.1%*	*7.5%*	*8.1%*	*8.2%*	*8.3%*	*9.1%*	*9.0%*	*9.0%*	*8.8%*
Pro-Forma Taxes @ 27.1%			(87)	(97)	(116)	(128)	(143)	(148)	(154)	(175)	(179)	(182)	(180)
NOPAT			$234	$262	$312	$344	$384	$400	$416	$472	$481	$491	$484
Working Capital (1)													
Accounts Receivable	$1,013		$753	$790	$830	$863	$889	$916	$943	$971	$1,001	$1,031	
Inventory	$33		390	407	425	442	455	469	483	498	513	528	
Current Assets	1,046		1,143	1,197	1,255	1,305	1,344	1,385	1,426	1,469	1,513	1,559	
Accounts Payable	472		181	189	198	205	212	218	224	231	238	245	
Accruals and Other Current Liabilities	20		123	128	130	130	129	133	137	141	146	150	
Current Liabilities	493		303	317	327	336	341	351	362	373	384	395	
Net Working Capital	$554	$1,096	$839	$880	$928	$969	$1,003	$1,033	$1,064	$1,096	$1,129	$1,163	
as % of Revenue	*16.1%*		*15.3%*	*15.3%*	*15.3%*	*15.4%*	*15.5%*	*15.5%*	*15.5%*	*15.5%*	*15.5%*	*15.5%*	

(1) Projected balances are based on pro forma allocation from McKinney

CONFIDENTIAL

1b - 5

Discounted Cash Flow Analysis - Fastrac

Free Cash Flow Analysis	Management Projections 2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
NOPAT	$234	$262	$312	$344	$384	$400	$416	$472	$481	$491	$484
Plus: Depreciation	66	84	87	95	90	87	84	26	34	41	51
Less: Capital Expenditures	(10)	(28)	(32)	(47)	(49)	(50)	(52)	(53)	(55)	(56)	($56)
Less: Investment in Working Capital	256	(41)	(47)	(42)	(34)	(30)	(31)	(32)	(33)	(34)	($35)
Free Cash Flow	$546	$277	$320	$350	$391	$406	$417	$413	$428	$442	$444
Growth		*(49.2%)*	*15.5%*	*9.3%*	*11.8%*	*3.8%*	*2.7%*	*(0.9%)*	*3.5%*	*3.4%*	

DCF Assumptions

Terminal Growth Rate		3.0%	3.0%	3.0%
Discount Rate - Discrete Cash Flow		14.5%	14.0%	13.5%
Discount Rate - Continuing Value		14.5%	14.0%	13.5%
Terminal Value		$3,973	$4,154	$4,352
Present Value of Terminal Value		1,110	1,209	1,320
Present Value of Discrete Cash Flow		2,193	2,230	2,269
Enterprise Value		**$3,302**	**$3,439**	**$3,589**
EV / 2019 EBITDA	$562	5.9x	6.1x	6.4x
EV / 2020 EBITDA	387	8.5x	8.9x	9.3x
EV / 2021 EBITDA	444	7.4x	7.8x	8.1x
EV / 2022 EBITDA	515	6.4x	6.7x	7.0x
EV / 2020 EBIT	321	10.3x	10.7x	11.2x
EV / 2021 EBIT	360	9.2x	9.6x	10.0x
EV / 2019 Revenue	5,695	0.58x	0.60x	0.63x
Terminal EBITDA Multiple	715	5.6x	5.8x	6.1x

CONFIDENTIAL

1b - 6

 DCF Assumptions - Serenity Management Projections 2029P Terminal Year Operating Assumptions 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P Fixed Asset Investment Working Capital Assumptions - Based on Year-End Working Capital Invested Capital Ratios CONFIDENTIAL 1b - 7 Invested Capital $339 $1,028 $858 $1,017 $1,111 $1,200 $1,282 $1,367 $1,454 $1,544 $1,636 $1,731 NOPAT / Invested Capital 0.0% 0.0% (1.0%) 10.6% 39.6% 46.4% 45.2% 43.9% 42.8% 41.6% 40.1% 38.7% A/R - DSO 120.7 86.4 40.3 42.1 42.1 42.1 42.1 42.1 42.1 42.1 42.1 42.1 Inventory Turnover 21.5x 9.6x 13.3x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x 13.2x Prepaid Expenses % of Revenue 0.0% 12.7% 12.0% 10.5% 9.1% 9.1% 9.1% 9.1% 9.1% 9.1% 9.1% 9.1% A/P - DPO 44.6 25.5 16.5 14.4 15.0 15.0 15.0 15.0 15.0 15.0 15.0 15.0 Accruals & Other Current Liabilities % of OpEx 412.3% 25.8% 10.9% 9.9% 12.1% 12.1% 12.1% 12.1% 12.1% 12.1% 12.1% 12.1% Net Working Capital - Year-End Working Capital $339 $1,028 $844 $966 $1,012 $1,053 $1,084 $1,117 $1,151 $1,185 $1,221 $1,257 as % of Revenue 19.4% 30.3% 18.7% 18.7% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% Capital Expenditures $0 $15 $32 $43 $53 $55 $57 $58 $60 $62 $64 $66 as % of Revenue 0.0% 0.4% 0.7% 0.8% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% 0.9% Tax Basis Depreciation $33 $43 $53 $46 $40 $36 $33 $30 $40 $48 as % of Prior NFA NA 297.1% 103.6% 46.7% 27.3% 18.3% 13.3% 10.0% 11.1% 11.5% as % of CAPEX 101.4% 101.1% 100.9% 83.7% 71.3% 62.2% 55.3% 49.4% 62.8% 73.0% PP&E, Net ($15) ($15) ($16) ($7) $9 $31 $58 $89 $113 $131 Book Basis Book Depreciation $3 $6 $6 $6 $6 $6 $6 $7 $7 $7 as % of Prior NFA NA 40.2% 11.3% 5.9% 4.1% 3.1% 2.5% 2.2% 1.9% 1.7% as % of CAPEX 10.5% 13.7% 11.0% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% 10.6% PP&E, Net $15 $51 $98 $147 $198 $250 $303 $359 $415 $474 Revenue / Avg. Fixed Assets 310.2x 157.2x 79.6x 50.4x 37.0x 29.3x 24.5x 21.1x 18.5x 16.6x $66 Revenue Growth NA 94.6% 32.5% 15.0% 15.0% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBITDA Growth NA (4.3%) (83.4%) 113.0% 148.3% 4.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% EBIT Growth NA NA NA (1,828.4%) 308.2% 26.8% 3.9% 3.7% 3.5% 3.4% 2.0% 2.3% Gross Profit Margin 55.6% 55.8% 55.4% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% EBITDA Margin 53.1% 26.1% 3.3% 6.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% EBIT Margin NA NA (0.2%) 2.9% 10.1% 12.3% 12.5% 12.5% 12.6% 12.6% 12.5% 12.4% SGA % of Revenue 2.5% 40.0% 48.9% 46.2% 39.0% 39.0% 39.0% 39.0% 39.0% 39.0% 39.0% 39.0% OPEX 2 % of Revenue 0.0% (10.3%) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Total Operating Expenses as % of Revenue 2.5% 29.7% 52.2% 49.7% 42.6% 42.6% 42.6% 42.6% 42.6% 42.6% 42.6% 42.6%

 Projected Financial Statements - Serenity Management Projections Terminal Year Income Statement 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1b - 8 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $577 $804 $498 $597 $687 $714 $735 $758 $780 $804 $828 $853 36 157 151 174 200 208 214 220 227 234 241 248 0 433 542 542 542 563 580 598 616 634 653 673 613 1,394 1,190 1,312 1,428 1,485 1,530 1,575 1,623 1,671 1,721 1,773 95 105 91 91 109 113 116 120 124 127 131 135 180 261 256 256 307 319 329 338 349 359 370 381 275 365 346 346 415 432 445 458 472 486 501 516 $339 $1,028 $844 $966 $1,012 $1,053 $1,084 $1,117 $1,151 $1,185 $1,221 $1,257 19.4% 30.3% 18.7% 18.7% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% 17.0% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A VCP Expense Corporate Allocation Other income (expense) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $1,746 $3,398 $4,502 $5,178 $5,954 $6,192 $6,378 $6,569 $6,767 $6,970 $7,179 $7,394 ($774) ($1,500) (2,006) (2,292) (2,639) (2,745) (2,827) (2,912) (2,999) (3,089) (3,182) (3,278) $7,394 ($3,278) 971 1,897 2,496 2,885 3,315 3,447 3,551 3,657 3,767 3,880 3,996 4,116 55.6% 55.8% 55.4% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% 55.7% (44) (1,359) (2,202) (2,391) (2,323) (2,416) (2,489) (2,563) (2,640) (2,720) (2,801) (2,885) 0 0 8 8 8 9 9 9 10 10 10 10 (155) (188) (221) (229) (236) (243) (251) (258) (266) (274) 0 350 0 0 0 0 0 0 0 0 0 0 $4,116 (2,885) 10 (274) 0 (44) (1,009) 928 888 53.1% 26.1% (2,349) (2,571) (2,536) (2,637) (2,716) (2,798) (2,881) (2,968) (3,057) (3,149) 147 314 779 810 835 860 886 912 939 968 3.3% 6.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% 13.1% (33) (43) (53) (46) (40) (36) (33) (30) (40) (48) (3,149) 968 13.1% (59) (9) 148 603 764 794 824 852 882 900 920 (0.2%) 2.9% 10.1% 12.3% 12.5% 12.5% 12.6% 12.6% 12.5% 12.4% 0 (40) (163) (207) (215) (223) (231) (239) (244) (249) 909 12.3% (246) ($9) $108 $440 $557 $579 $601 $622 $643 $656 $671 $663

Discounted Cash Flow Analysis - Serenity Management Projections Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1b - 9 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 14.5% 14.0% 13.5% Discount Rate - Continuing Value 14.5% 14.0% 13.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 EBITDA $498 EV / 2020 EBITDA 147 EV / 2021 EBITDA 314 EV / 2022 EBITDA 779 EV / 2020 EBIT (9) EV / 2021 EBIT 148 EV / 2019 Revenue 5,050 Terminal EBITDA Multiple 968 $5,539 $5,790 $6,066 1,547 1,685 1,840 2,429 2,479 2,530 $3,976 $4,164 $4,371 8.0x 8.4x 8.8x 27.0x 28.3x 29.7x 12.7x 13.3x 13.9x 5.1x 5.3x 5.6x -465.1x -487.2x -511.3x 26.9x 28.2x 29.6x 0.79x 0.82x 0.87x 5.7x 6.0x 6.3x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth ($9) $108 $440 $557 $579 $601 $622 $643 $656 $671 33 43 53 46 40 36 33 30 40 48 (32) (43) (53) (55) (57) (58) (60) (62) (64) (66) 184 (122) (46) (40) (32) (33) (34) (35) (36) (37) $663 59 ($66) ($38) $299 $109 $517 $508 $532 $546 $561 $577 $597 $616 (63.5%) 373.9% (1.7%) 4.6% 2.7% 2.8% 2.8% 3.4% 3.3% $618

Discounted Cash Flow Analysis – Castle Rebar Appendix 1c

DCF Assumptions - Castle Rebar

Operating Assumptions	2019A	2020P	2021P	2022P	2023P	2024P	2025P	2026P	2027P	2028P	2029P	Terminal Year
		Management Projections										
Revenue Growth	NA	12.7%	5.0%	5.0%	4.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBITDA Growth	NA	NA	(12.0%)	(33.1%)	(541.8%)	106.0%	3.0%	3.0%	3.0%	3.0%	3.0%	
EBIT Growth	NA	NA	1.5%	38.5%	(52.8%)	(73.4%)	(50.5%)	(81.2%)	(2,846.6%)	(18.6%)	(16.3%)	
Gross Profit Margin	7.0%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	
EBITDA Margin	4.1%	(0.4%)	(0.4%)	(0.2%)	1.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	
EBIT Margin	0.0%	(3.1%)	(3.0%)	(3.9%)	(1.8%)	(0.5%)	(0.2%)	(0.0%)	1.1%	0.9%	0.7%	
SGA % of Revenue	4.4%	5.5%	5.2%	5.0%	3.8%	2.8%	2.8%	2.8%	2.8%	2.8%	2.8%	
Other Income (Expense)	(1.5%)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	
Total Operating Expenses as % of Revenue	2.9%	8.9%	8.9%	8.7%	7.5%	6.5%	6.5%	6.5%	6.5%	6.5%	6.5%	
Fixed Asset Investment												
Capital Expenditures	$290	$72	$77	$147	$122	$122	$122	$122	$122	$122	$122	$122
as % of Revenue	6.2%	1.4%	1.4%	2.5%	2.0%	2.0%	1.9%	1.9%	1.8%	1.7%	1.7%	
Tax Basis												
Depreciation		$138	$143	$213	$167	$152	$141	$134	$62	$80	$94	
as % of Prior NFA		NA	134.1%	523.4%	(656.0%)	(215.1%)	(139.9%)	(110.8%)	(46.9%)	(108.8%)	(296.9%)	
as % of CAPEX		191.9%	185.7%	145.1%	137.2%	124.9%	116.2%	109.9%	51.2%	65.6%	77.0%	
PP&E, Net	$463	$107	$41	($25)	($71)	($101)	($121)	($133)	($73)	($32)	($4)	
Book Basis												
Depreciation		$46	$49	$56	$68	$68	$68	$68	$68	$68	$68	
as % of Prior NFA		NA	17.9%	18.5%	17.4%	15.3%	13.6%	12.3%	11.2%	10.3%	9.5%	
as % of CAPEX		64.6%	63.4%	37.9%	55.9%	55.9%	55.9%	55.9%	55.9%	55.9%	55.9%	
PP&E, Net	$247	$273	$301	$392	$446	$499	$553	$606	$660	$714	$767	
Revenue / Avg. Fixed Assets	NA	98.0x	74.6x	758.9x	-124.8x	-72.0x	-57.4x	-51.7x	-65.5x	-132.6x	-408.5x	
Working Capital Assumptions - Based on Year-End Working Capital												
A/R - DSO	48.5	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0	45.0	
Inventory Turnover	5.2x	6.0x	6.0x	6.0x	6.0x	6.0x	6.0x	6.0x	6.0x	6.0x	6.0x	
Prepaid Expenses % of Revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	
Other Current Assets % of Revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	
A/P - DPO	15.4	17.0	17.0	17.0	17.0	17.0	17.0	17.0	17.0	17.0	17.0	
Accruals & Other Current Liabilities % of OpEx	57.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	50.0%	
Net Working Capital - Year-End Working Capital		$988	$1,038	$1,094	$1,175	$1,241	$1,278	$1,317	$1,356	$1,397	$1,439	
as % of Revenue		18.9%	18.9%	19.0%	19.6%	20.1%	20.1%	20.1%	20.1%	20.1%	20.1%	
Invested Capital Ratios												
Invested Capital		$1,094	$1,079	$1,069	$1,104	$1,140	$1,158	$1,184	$1,283	$1,365	$1,435	
NOPAT / Invested Capital		(10.7%)	(11.0%)	(15.4%)	(7.1%)	(1.8%)	(0.9%)	(0.2%)	4.1%	3.2%	2.5%	
Incr NOPAT / Incr Invested Capital		(10.7%)	11.3%	442.7%	245.1%	159.8%	59.6%	31.7%	55.6%	(12.0%)	(10.1%)	

CONFIDENTIAL

1c - 1

 Projected Financial Statements - Castle Rebar Management Projections Terminal Year Income Statement 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Working Capital CONFIDENTIAL 1c - 2 Accounts Receivable Inventory Prepaid Expense Current Assets Accounts Payable Accruals and Other Current Liabilities Current Liabilities Net Working Capital as % of Revenue $616 $645 $677 $711 $740 $762 $785 $808 $832 $857 $883 836 798 838 880 915 942 971 1,000 1,030 1,061 1,092 0 1 1 1 1 1 1 1 1 1 1 1,452 1,444 1,516 1,592 1,656 1,705 1,756 1,809 1,863 1,919 1,977 182 223 234 246 256 263 271 279 288 296 305 78 234 244 252 225 201 207 213 219 226 233 260 457 478 498 481 464 478 492 507 522 538 $1,192 $988 $1,038 $1,094 $1,175 $1,241 $1,278 $1,317 $1,356 $1,397 $1,439 25.7% 18.9% 18.9% 19.0% 19.6% 20.1% 20.1% 20.1% 20.1% 20.1% 20.1% Revenue Cost of Revenue Gross Profit Gross Profit Margin SG&A Corporate Allocation Other income (expense) Total Operating Expenses EBITDA EBITDA Margin Depreciation EBIT EBIT Margin Pro-Forma Taxes @ 27.1% NOPAT $4,641 $5,232 $5,494 $5,768 $5,999 $6,179 $6,364 $6,555 $6,752 $6,954 $7,163 (4,315) (4,788) (5,027) (5,278) (5,489) (5,654) (5,823) (5,998) (6,178) (6,363) (6,554) $7,163 (6,554) 326 444 467 490 510 525 541 557 574 591 609 7.0% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% 8.5% (204) (287) (287) (290) (228) (173) (178) (183) (189) (194) (200) (180) (200) (214) (222) (229) (236) (243) (250) (258) (265) 67 0 0 0 0 0 0 0 0 0 $609 8.5% (200) (265) 0 (137) 189 4.1% (467) (487) (504) (450) (402) (414) (426) (439) (452) (466) (23) (20) (14) 60 124 127 131 135 139 143 (0.4%) (0.4%) (0.2%) 1.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% (138) (143) (213) (167) (152) (141) (134) (62) (80) (94) (466) 143 2.0% (109) (161) (163) (226) (107) (28) (14) (3) 73 59 50 (3.1%) (3.0%) (3.9%) (1.8%) (0.5%) (0.2%) (0.0%) 1.1% 0.9% 0.7% 44 44 61 29 8 4 1 (20) (16) (13) 34 (9) ($117) ($119) ($165) ($78) ($21) ($10) ($2) $53 $43 $36 $25

Discounted Cash Flow Analysis - Castle Rebar Management Projections Terminal Year Free Cash Flow Analysis 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P DCF Assumptions CONFIDENTIAL 1c - 3 Terminal Growth Rate 3.0% 3.0% 3.0% Discount Rate - Discrete Cash Flow 13.5% 14.0% 14.5% Discount Rate - Continuing Value 13.5% 14.0% 14.5% Terminal Value Present Value of Terminal Value Present Value of Discrete Cash Flow Enterprise Value EV / 2019 Revenue 4,641 ($301) ($288) ($275) (91) (84) (77) (229) (224) (219) ($321) ($308) ($296) -0.07x -0.07x -0.06x NOPAT Plus: Depreciation Less: Capital Expenditures Less: Investment in Working Capital Free Cash Flow Growth ($117) ($119) ($165) ($78) ($21) ($10) ($2) $53 $43 $36 138 143 213 167 152 141 134 62 80 94 (72) (77) (147) (122) (122) (122) (122) (122) (122) (122) 205 (51) (56) (81) (66) (37) (38) (40) (41) (42) $25 109 ($122) ($43) $153 ($104) ($155) ($113) ($57) ($28) ($28) ($46) ($39) ($34) (167.8%) 48.8% (26.6%) (50.2%) (50.8%) 1.4% 62.6% (14.3%) (14.2%) ($31)

Corporate Expense Appendix 1d

Corporate Cost Center Valuation ($ in thousands) Terminal Year 2017A 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P Total Corporate Expenses VCP Expense Unallocated Adjusted Corporate Expenses ($3,053) ($4,100) ($4,963) ($4,688) 595 ($4,817) 595 ($5,064) 595 ($4,094) ($4,223) ($4,469) ($4,627) ($4,793) ($4,966) ($5,147) ($5,336) ($5,535) ($5,744) ($5,701) Corporate Elimintations Total Corporate Expenses (600) (1,127) (1,378) (1,433) (1,476) (1,520) (1,566) (1,613) (1,661) (1,711) (1,711) ($4,694) ($5,349) ($5,847) ($6,060) ($6,268) ($6,486) ($6,712) ($6,949) ($7,196) ($7,454) ($7,412) Salaries & Fringes IT (excl. D&A) Professional Fees & Insurance (excl. D&A) T&E Eliminations Eliminations Adjustment to Final Budget Allocated Amount (1) (3,125) 3 (645) (213) (250) (350) (3,088) 3 (691) (234) (500) (627) (3,153) 3 (739) (257) (750) (628) (3,279) 3 (769) (268) (780) (653) (3,378) 3 (792) (276) (803) (672) (3,479) 3 (815) (284) (828) (692) (3,583) 4 (840) (293) (852) (713) (3,691) 4 (865) (301) (878) (735) (3,801) 4 (891) (310) (904) (757) (3,916) 4 (918) (320) (931) (779) (3,916) 4 (918) (320) (931) (779) (4,581) (5,136) (5,524) (5,745) (5,917) (6,095) (6,278) (6,466) (6,660) (6,860) (6,860) Total Corporate Cost Center Expenses ($113) ($214) ($323) ($315) ($351) ($391) ($434) ($483) ($536) ($594) ($552) Depreciation & Amortization (149) (283) (254) (229) (206) (185) (175) (175) (176) (175) 0 EBIT (262) (496) (577) (544) (557) (576) (610) (658) (711) (770) (552) Tax Rate Taxes 27.1% 71 134 156 147 151 156 165 178 193 208 149 NOPAT (191) (362) (421) (397) (406) (420) (445) (480) (519) (561) (402) Plus: Depreciation Less: Investment in Net Working Capital Less: Capital Expenditures 149 4,862 (2,974) 283 11 0 254 17 0 229 57 0 206 60 0 185 63 0 175 66 0 175 69 0 176 72 0 175 76 0 0 60 0 Low Mid High Terminal Growth Rate Discount Rate 3.0% 13.5% 3.0% 14.0% 3.0% 14.5% Terminal Value (3,260) (3,111) (2,976) PV of Terminal Value PV of Tax Benefit of Depreciation beyond 2028 PV of Corporate Cost Center Discrete Cash Flow (1,122) 68 975 (1,032) 64 991 (952) 61 1,006 CONFIDENTIAL 1d - 1 PV of Corporate Cost Center Cash Flow (rounded) ($80) $20 $120 Corporate Cost Center Free Cash Flow 1,846 (68) (150) (111) (140) (172) (204) (236) (271) (310) (342)

Allocation to Subsidiaries Revenue Contribution 2020P 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P PMI Williams GFP Inovate McKinney Fastrac Serenity Castle Rebar Total Subsidiary Revenue % of Total PMI Williams GFP Inovate McKinney Fastrac Serenity Castle Rebar Corporate Allocation PMI Williams GFP Inovate McKinney Fastrac Serenity Castle Rebar Total Additional Corporate Allocation (Eliminations) Eliminations Adjustment to Final Budget (350) (627) (628) (653) (672) (692) (713) (735) (757) (779) CONFIDENTIAL 1d - 2 (922) (1,034) (1,105) (1,652) (1,855) (1,998) (255) (283) (302) (574) (639) (683) (654) (727) (777) (189) (210) (224) (155) (188) (221) (180) (200) (214) (1,149) (1,184) (1,219) (1,256) (1,293) (1,332) (2,078) (2,141) (2,205) (2,271) (2,339) (2,409) (314) (324) (333) (343) (354) (364) (710) (731) (753) (776) (799) (823) (808) (832) (857) (883) (910) (937) (233) (240) (248) (255) (263) (271) (229) (236) (243) (251) (258) (266) (222) (229) (236) (243) (250) (258) (1,372) (2,482) (375) (848) (965) (279) (274) (265) (4,581) (5,136) (5,524) (5,745) (5,917) (6,095) (6,278) (6,466) (6,660) (6,860) 20.1% 20.1% 20.0% 36.1% 36.1% 36.2% 5.6% 5.5% 5.5% 12.5% 12.4% 12.4% 14.3% 14.2% 14.1% 4.1% 4.1% 4.1% 3.4% 3.7% 4.0% 3.9% 3.9% 3.9% 20.0% 20.0% 20.0% 20.0% 20.0% 20.0% 36.2% 36.2% 36.2% 36.2% 36.2% 36.2% 5.5% 5.5% 5.5% 5.5% 5.5% 5.5% 12.4% 12.4% 12.4% 12.4% 12.4% 12.4% 14.1% 14.1% 14.1% 14.1% 14.1% 14.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 20.0% 36.2% 5.5% 12.4% 14.1% 4.1% 4.0% 3.9% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 26,795 28,403 29,823 48,021 50,981 53,941 7,400 7,770 8,159 16,697 17,546 18,430 19,026 19,977 20,976 5,495 5,770 6,058 4,502 5,178 5,954 5,232 5,494 5,768 31,016 31,946 32,905 33,892 34,908 35,956 56,099 57,782 59,516 61,301 63,140 65,034 8,485 8,739 9,002 9,272 9,550 9,836 19,167 19,742 20,335 20,945 21,573 22,220 21,815 22,470 23,144 23,838 24,553 25,290 6,301 6,490 6,684 6,885 7,091 7,304 6,192 6,378 6,569 6,767 6,970 7,179 5,999 6,179 6,364 6,555 6,752 6,954 37,034 66,985 10,131 22,887 26,049 7,523 7,394 7,163 133,168 141,118 149,110 155,074 159,726 164,518 169,454 174,537 179,773 185,167

Selected Public Companies Analysis Appendix 2

Selected Public Companies Analysis Summary Appendix 2a

Selected Public Companies Analysis Summary Selected Public Companies Analysis Duff & Phelps reviewed the current trading multiples of publicly traded companies within the industries in which the Target operates that it determined to be relevant to its analysis. Duff & Phelps selected three groups of selected public companies, including an HVAC group, a Building Products group and a Castle Rebar group, that it believes most closely match the Target’s business segments. Duff & Phelps analyzed the LTM and projected sales, EBITDA and EBIT for each of the publicly traded companies. Duff & Phelps analyzed the selected public companies’ trading multiples of enterprise value to their respective EBITDA, EBIT and revenue. Duff & Phelps analyzed a number of factors in comparing the Target to the selected public companies, including historical and forecasted growth in sales and profits, profit margins and other characteristics that we deemed relevant. Rather than applying the average or median multiple from the public company set, Duff & Phelps selected multiples that reflect size, growth outlook, profit margins, sales mix, and other characteristics of the Target relative to the group. Duff & Phelps selected multiples for the Target on a consolidated basis taking into account all of these factors. None of the companies utilized for comparative purposes in the following analysis are directly comparable to the Target. Duff & Phelps does not have access to nonpublic information on any of the companies used for comparative purposes. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies, and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Target. CONFIDENTIAL 2a - 1

Selected Public Companies Analysis Performance Metrics As of February 11, 2020 Summary – HVAC Selected Public Companies Analysis As of February 11, 2020 COMPANY INFORMATION REVENUE GROWTH EBITDA GROWTH EBITDA MARGIN EBIT MARGIN 3-YR CAGR 3-YR CAGR 3-YR AVG 3-YR AVG Company Name 2019 2020 2021 2019 2020 2021 2019 2020 2021 2019 2020 2021 AAON, Inc. Daikin Industries,Ltd. Ingersoll-Rand Plc Lennox International Inc. Meier Tobler Group AG Munters Group AB (publ) Rinnai Corporation SPX Corporation Volution Group plc 6.6% 6.7 7.1 1.5 NM 9.7 2.8 -0.4 15.1 8.1% 5.1 5.9 4.4 -3.5 2.1 -0.3 -1.6 4.8 12.3% 6.0 3.8 4.0 2.1 2.7 0.7 4.9 2.2 7.3% 3.8 3.7 0.4 1.4 4.1 2.4 1.6 2.9 -4.0% 7.5 9.7 6.2 NM 7.4 -1.5 10.7 8.5 21.2% -0.5 9.1 8.8 1.5 27.6 0.5 15.0 8.9 32.4% 9.8 7.6 7.4 27.2 14.8 5.8 11.8 4.1 18.4% 9.9 6.8 0.3 5.1 6.4 3.2 5.5 4.9 21.0% 15.3 15.1 15.8 5.9 12.2 12.8 10.0 19.9 19.0% 14.3 16.2 17.3 5.4 13.6 12.4 13.2 19.8 22.4% 14.8 16.2 17.9 6.8 15.2 13.0 14.1 20.2 24.7% 15.7 16.6 17.9 7.0 15.5 13.1 14.7 20.6 17.3% 11.2 12.9 14.0 3.3 8.3 9.6 8.2 11.3 14.1% 11.4 13.2 15.4 2.2 8.7 NA 11.2 17.9 17.2% NA 13.9 15.9 3.6 11.5 NA 12.2 18.2 19.1% NA 14.5 16.4 3.9 12.2 NA 12.3 18.5 CAGR = Compounded Annual Growth Rate EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2a - 2 Williams Furnace 3.1% 1.6% 4.7% 6.2% -50.6% NM NM 40.6% 3.4% 1.1% 2.4% 3.2% NA NA 0.4% 1.3% Phoenix Manufacturing -2.0% -11.5% 11.2% 6.0% -0.2% NM NM NM 2.0% 3.7% NM 1.5% NA NA NM NM Global Flow Products NA 0.2% 7.0% 5.0% NA NM NM 3.1% NA 11.9% 13.7% 13.5% NA NA 12.5% 10.3% InOvate Dryer Products NA 14.0% 7.3% 5.1% NA NM NM 1.4% 15.9% 16.6% 15.0% 14.5% NA NA 14.1% 11.1% Mean 6.1% 2.8% 4.3% 3.1% 5.6% 10.2% 13.4% 6.7% 14.2% 14.6% 15.6% 16.2% 10.7% 11.8% 13.2% 13.8% Median 6.6% 4.4% 3.8% 2.9% 7.5% 8.9% 9.8% 5.5% 15.1% 14.3% 15.2% 15.7% 11.2% 12.3% 13.9% 14.5%

Selected Public Companies Analysis Summary – HVAC

Valuation Multiples
As of February 11, 2020

Selected Public Companies Analysis

(US$ in millions, except per share data)

COMPANY INFORMATION	MARKET DATA									
Company Name	Common Stock Price on 02/11/2020	% of 52-Week High	Enterprise Value	2019 EBITDA	2020 EBITDA	2021 EBITDA	2019 EBIT	2020 EBIT	2021 EBIT	2019 Revenue
AAON, Inc.	$55.11	98.1%	$2,923	32.9x	24.8x	21.0x	44.2x	32.3x	27.1x	6.23x
Daikin Industries,Ltd.	146.04	97.0	44,648	13.1	12.0	10.9	16.6	NA	NA	1.88
Ingersoll-Rand Plc	144.36	99.7	38,166	14.7	13.7	12.8	17.4	16.0	14.7	2.30
Lennox International Inc.	237.50	79.6	10,334	15.0	14.0	14.0	16.9	15.7	15.2	2.60
Meier Tobler Group AG	16.46	83.4	334	11.9	9.4	8.9	29.5	17.8	16.0	0.65
Munters Group AB (publ)	5.44	99.1	1,313	12.8	11.1	10.5	19.9	14.7	13.4	1.74
Rinnai Corporation	70.63	88.5	2,426	6.2	5.9	5.7	NA	NA	NA	0.77
SPX Corporation	51.44	95.7	2,679	13.3	11.9	11.3	15.8	13.8	13.5	1.77
Volution Group plc	2.87	84.7	665	10.5	10.1	9.6	11.6	11.2	10.7	2.08
Mean		**91.8%**	**11,499**	**14.5x**	**12.5x**	**11.6x**	**21.5x**	**17.3x**	**15.8x**	**2.22x**
Median		**95.7%**	**2,679**	**13.1x**	**11.9x**	**10.9x**	**17.2x**	**15.7x**	**14.7x**	**1.88x**

Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents + Net Non-Operating Assets)
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
EBIT = Earnings Before Interest and Taxes

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2a - 3

DUFF & PHELPS

Selected Public Companies Analysis Summary – Doors

Performance Metrics
As of February 11, 2020

Selected Public Companies Analysis

COMPANY INFORMATION	REVENUE GROWTH				EBITDA GROWTH				EBITDA MARGIN				EBIT MARGIN			
Company Name	3-YR CAGR	2019	2020	2021	3-YR CAGR	2019	2020	2021	3-YR AVG	2019	2020	2021	3-YR AVG	2019	2020	2021
Beacon Roofing Supply, Inc.	2.0%	1.4%	2.8%	2.4%	11.7%	4.6%	7.9%	4.8%	6.0%	6.7%	7.0%	7.2%	3.2%	5.4%	5.8%	5.9%
Foundation Building Materials, Inc.	NM	6.5	4.0	2.9	NM	14.8	5.6	3.7	6.9	8.1	8.2	8.3	3.1	4.3	4.6	4.8
GMS Inc.	19.4	3.4	3.3	3.6	29.1	4.1	3.5	3.7	7.9	9.3	9.3	9.3	5.0	5.6	6.0	6.3
Hardwoods Distribution Inc.	25.7	3.2	8.0	2.5	17.4	37.1	12.2	4.2	5.3	6.3	6.6	6.7	4.7	3.9	4.2	4.3
Quanex Building Products Corporation	-1.2	0.0	-1.8	NA	-2.4	8.3	12.3	NA	11.0	10.7	12.2	NA	5.2	5.0	6.7	NA
Richelieu Hardware Ltd.	7.2	7.3	3.2	NA	5.3	7.6	4.8	2.0	10.6	10.5	10.7	NA	9.3	9.1	9.3	NA
TopBuild Corp.	NM	4.9	5.9	5.7	NM	33.2	9.4	9.8	NM	13.6	14.0	14.6	NA	11.0	11.5	12.0
Mean	**10.6%**	**3.8%**	**3.6%**	**3.4%**	**12.2%**	**15.7%**	**8.0%**	**4.7%**	**8.0%**	**9.3%**	**9.7%**	**9.2%**	**5.1%**	**6.3%**	**6.9%**	**6.7%**
Median	**7.2%**	**3.4%**	**3.3%**	**2.9%**	**11.7%**	**8.3%**	**7.9%**	**4.0%**	**7.4%**	**9.3%**	**9.3%**	**8.3%**	**4.8%**	**5.4%**	**6.0%**	**5.9%**
Fastrac	**NA**	**66.0%**	**-3.5%**	**5.0%**	**NA**	**NM**	**NM**	**14.7%**	**NA**	**9.9%**	**7.0%**	**7.7%**	**NA**	**NA**	**5.8%**	**6.2%**
MDH	**3.6%**	**-8.5%**	**0.7%**	**5.0%**	**8.1%**	**NM**	**NM**	**6.6%**	**10.8%**	**10.4%**	**5.2%**	**5.3%**	**NA**	**NA**	**4.1%**	**3.9%**
Serenity	**NA**	**94.6%**	**32.5%**	**15.0%**	**NA**	**NM**	**NM**	**113.0%**	**NA**	**26.1%**	**3.3%**	**6.1%**	**NA**	**NA**	**NM**	**2.9%**

LTM = Latest Twelve Months
CAGR = Compounded Annual Growth Rate
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
EBIT = Earnings Before Interest and Taxes

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports

CONFIDENTIAL

2a - 4

DUFF & PHELPS

Selected Public Companies Analysis Summary – Doors

Valuation Multiples
As of February 11, 2020

Selected Public Companies Analysis **As of February 11, 2020**

(US$ in millions, except per share data)

COMPANY INFORMATION	MARKET DATA			ENTERPRISE VALUE AS MULTIPLE OF						
Company Name	Common Stock Price on 02/11/2020	% of 52-Week High	Enterprise Value	2019 EBITDA	2020 EBITDA	2021 EBITDA	2019 EBIT	2020 EBIT	2021 EBIT	2019 Revenue
Beacon Roofing Supply, Inc.	$34.81	87.0%	$5,520	11.5x	10.6x	10.1x	14.2x	12.8x	12.4x	0.77x
Foundation Building Materials, Inc.	17.94	81.0	1,350	7.7	7.3	7.0	14.4	12.8	12.1	0.62
GMS Inc.	27.58	85.1	2,284	7.5	7.3	7.0	12.4	11.2	10.3	0.70
Hardwoods Distribution Inc.	12.68	97.8	413	7.4	6.6	6.3	11.9	10.3	9.7	0.47
Quanex Building Products Corporation	18.72	91.7	750	7.9	7.0	NA	16.7	12.7	NA	0.84
Richelieu Hardware Ltd.	22.27	99.3	1,257	14.2	13.5	13.3	16.4	15.6	NA	1.49
TopBuild Corp.	117.21	97.2	4,624	12.9	11.8	10.7	15.9	14.4	13.0	1.75
Mean		**91.3%**	**2,314**	**9.9x**	**9.2x**	**9.1x**	**14.6x**	**12.8x**	**11.5x**	**0.95x**
Median		**91.7%**	**1,350**	**7.9x**	**7.3x**	**8.6x**	**14.4x**	**12.8x**	**12.1x**	**0.77x**

LTM = Latest Twelve Months
Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents + Net Non-Operating Assets)
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
EBIT = Earnings Before Interest and Taxes

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL 2a - 5 DUFF & PHELPS

Selected Public Companies Analysis Summary – Castle Rebar

Performance Metrics

As of February 11, 2020

Selected Public Companies Analysis

COMPANY INFORMATION	REVENUE GROWTH				EBITDA GROWTH				EBITDA MARGIN				EBIT MARGIN			
Company Name	3-YR CAGR	2019	2020	2021	3-YR CAGR	2019	2020	2021	3-YR AVG	2019	2020	2021	3-YR AVG	2019	2020	2021
Cementir Holding N.V.	7.3%	1.3%	4.4%	4.4%	7.3%	17.7%	7.1%	5.7%	19.9%	20.7%	21.2%	21.5%	12.0%	12.2%	12.8%	13.2%
Eagle Materials Inc.	4.6	4.6	1.4	5.4	6.9	19.9	4.2	6.5	33.1	30.7	31.6	32.0	25.0	21.8	21.6	23.2
Martin Marietta Materials, Inc.	NM	-6.8	7.2	5.9	NM	1.8	11.3	9.5	NM	29.0	30.1	31.1	NA	20.6	22.0	22.9
Vulcan Materials Company	NM	12.4	7.3	7.1	NM	14.2	13.0	10.7	25.1	26.2	27.6	28.6	17.4	18.6	20.5	21.7
U.S. Concrete, Inc.	8.6	-1.5	4.1	4.7	12.8	12.4	8.9	5.3	11.1	12.8	13.4	13.5	6.2	6.3	6.7	7.1
Summit Materials, Inc.	11.0	-3.0	5.4	6.5	7.1	5.1	8.0	5.2	19.8	21.5	22.0	21.8	9.8	10.4	11.9	12.1
Boral Limited	NM	0.0	3.2	4.9	NM	11.4	2.0	5.0	NM	17.5	17.3	17.4	NA	10.3	9.5	9.7
CEMEX, S.A.B. de C.V.	8.1	-7.7	3.8	8.1	5.7	-3.5	4.5	4.5	18.8	18.2	18.3	17.7	12.6	9.9	10.0	11.1
CRH plc	10.0	6.6	8.5	3.4	19.0	25.4	8.2	5.6	13.6	16.2	16.2	16.5	8.5	9.7	10.4	10.8
Mean	**8.2%**	**0.7%**	**5.0%**	**5.6%**	**9.8%**	**11.6%**	**7.5%**	**6.4%**	**20.2%**	**21.4%**	**22.0%**	**22.2%**	**13.1%**	**13.3%**	**13.9%**	**14.7%**
Median	**8.3%**	**0.0%**	**4.4%**	**5.4%**	**7.2%**	**12.4%**	**8.0%**	**5.6%**	**19.8%**	**20.7%**	**21.2%**	**21.5%**	**12.0%**	**10.4%**	**11.9%**	**12.1%**
Castle Rebar	**NA**	**NA**	**12.7%**	**5.0%**	**NA**	**NA**	**NM**	**NM**	**NA**	**4.1%**	**-0.4%**	**-0.4%**	**NA**	**0.0%**	**-3.1%**	**-3.0%**

LTM = Latest Twelve Months
CAGR = Compounded Annual Growth Rate
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
EBIT = Earnings Before Interest and Taxes

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL
2a - 6
DUFF & PHELPS

Selected Public Companies Analysis Summary – Castle Rebar

Valuation Multiples
As of February 11, 2020

Selected Public Companies Analysis **As of February 11, 202**

(US$ in millions, except per share data)

COMPANY INFORMATION	MARKET DATA			ENTERPRISE VALUE AS MULTIPLE OF						
Company Name	Common Stock Price on 02/11/2020	% of 52-Week High	Enterprise Value	2019 EBITDA	2020 EBITDA	2021 EBITDA	2019 EBIT	2020 EBIT	2021 EBIT	2019 Revenue
Cementir Holding N.V.	$7.14	91.4%	$1,621	5.9x	5.5x	5.2x	9.9x	9.1x	8.5x	1.21x
Eagle Materials Inc.	87.78	90.4	4,420	9.7	9.3	8.7	13.7	13.6	12.0	2.98
Martin Marietta Materials, Inc.	262.76	93.2	18,844	14.7	13.2	12.1	20.7	18.1	16.4	4.27
Vulcan Materials Company	144.20	94.6	21,976	17.0	15.0	13.6	24.0	20.2	17.9	4.46
U.S. Concrete, Inc.	39.83	70.8	1,397	7.3	6.7	6.3	14.9	13.4	12.0	0.93
Summit Materials, Inc.	24.04	95.3	4,423	9.5	8.8	8.4	19.8	16.3	15.0	2.05
Boral Limited	3.21	83.3	4,333	6.3	6.1	5.9	10.7	11.3	10.5	1.10
CEMEX, S.A.B. de C.V.	0.43	81.2	18,887	7.6	7.3	7.0	14.0	13.4	11.0	1.38
CRH plc	39.20	97.7	39,751	9.2	8.5	8.0	15.3	13.2	12.3	1.49
Mean		**88.7%**	**12,850**	**9.7x**	**8.9x**	**8.3x**	**15.9x**	**14.3x**	**12.8x**	**2.21x**
Median		**91.4%**	**4,423**	**9.2x**	**8.5x**	**8.0x**	**14.9x**	**13.4x**	**12.0x**	**1.49x**

LTM = Latest Twelve Months
Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) - (Cash & Equivalents + Net Non-Operating Assets)
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
EBIT = Earnings Before Interest and Taxes

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2a - 7

DUFF & PHELPS

Selected Public Companies Analysis Summary

Selected Public Companies Analysis – Selected Multiples for the Target

- Duff & Phelps selected multiples for the Target based on a comparison of the Target's financial metrics relative to the financial metrics of the selected public companies.
- In selecting multiples for the Target, Duff & Phelps noted the following:
  - The Target is significantly smaller than the selected public companies in terms of revenues and EBITDA.
  - The Target's historical revenue growth is generally below the growth of the selected public companies.
  - The Target's EBITDA margins are generally below the EBITDA margins of the selected public companies.

Selected Public Companies / M&A Transactions Analysis Summary

($ in thousands)

	Enterprise Value Multiples												Valuation Summary						
	HVAC				Doors				Construction										
Metric	Public Company Range			Public Company Median	Public Company Range			Public Company Median	Public Company Range			Public Company Median	Selected Multiple Range			Company Performance	Enterprise Value Range		
2020 EBITDA	5.9x	-	24.8x	11.9x	5.5x	-	15.0x	8.5x	6.6x	-	13.5x	7.3x	5.5x	-	6.5x	$5,974	$32,857	-	$38,831
2021 EBITDA	5.7x	-	21.0x	10.9x	5.2x	-	13.6x	8.0x	6.3x	-	13.3x	8.6x	4.5x	-	5.5x	$7,213	$32,458	-	$39,671
													Concluded Enterprise Value Range				$32,660	-	$39,250

Implied Enterprise Value Multiples

	HVAC				Doors				Construction				Company Performance	Enterprise Value Range		
2020 EBIT	11.2x	-	32.3x	15.7x	9.1x	-	20.2x	13.4x	10.3x	-	15.6x	12.8x	$3,464	9.4x	-	11.3x
2021 EBIT	10.7x	-	27.1x	14.7x	8.5x	-	17.9x	12.0x	9.7x	-	13.0x	12.1x	$5,023	6.5x	-	7.8x
2019 Revenue	0.6x	-	6.2x	1.88x	0.94x	-	4.55x	1.39x	0.47x	-	1.78x	0.78x	$124,460	0.26x	-	0.32x

CONFIDENTIAL

2a - 8

DUFF & PHELPS

Selected Public Companies Analysis – HVAC Appendix 2b

HVAC Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Common Stock Price as a Multiple of Enterprise Value as a Multiple of Common Stock Price Market Capitalization Enterprise Value Total Debt/ Total Debt/ Total Capital* LTM EBITDA LTM Revenue LTM EPS 2019 EPS 2020 EPS Book Value Per Share LTM EBITDA 2019 EBITDA 2020 EBITDA LTM EBIT 2019 EBIT 2020 EBIT LTM Revenues 2019 Revenues 2020 Revenues Company (Ticker) AAON, Inc. (NasdaqGS:AAON) Daikin Industries,Ltd. (TSE:6367) Ingersoll-Rand Plc (NYSE:IR) Lennox International Inc. (NYSE:LII) Meier Tobler Group AG (SWX:MTG) Munters Group AB (publ) (OM:MTRS) Rinnai Corporation (TSE:5947) SPX Corporation (NYSE:SPXC) Volution Group plc (LSE:FAN) $55.11 146.04 144.36 237.50 16.46 5.44 70.63 51.44 2.87 $2,871 43,164 34,403 9,166 198 989 3,644 2,271 569 $2,923 44,648 38,166 10,334 334 1,313 2,426 2,679 665 0.0% 9.6% 12.7% 11.3% 41.9% 27.6% 0.0% 14.0% 16.3% 0.0x 1.3 2.2 2.1 4.2 4.2 - 2.1 1.9 $459 23,085 16,599 3,807 652 807 3,146 1,526 305 60.0x 24.1 23.4 22.1 48.6 NM 19.4 17.3 22.5 54.6x 23.2 23.4 22.1 114.9 18.9 19.2 19.0 12.3 42.4x 21.1 19.7 18.6 16.5 16.6 18.2 17.4 11.8 10.37x 3.25 4.82 NM 1.53 2.53 1.32 5.00 2.51 35.2x 12.5 14.7 16.4 9.8 14.7 6.1 13.5 11.4 32.9x 13.1 14.0 16.4 11.9 12.8 6.2 13.3 10.1 24.8x 12.0 13.0 14.0 9.4 11.1 5.9 11.9 9.6 48.2x 17.3 17.4 18.4 26.5 21.7 8.4 16.1 19.5 44.2x 16.6 17.4 18.4 29.5 19.9 NA 15.8 11.2 32.3x NA 15.1 15.7 17.8 14.7 NA 13.8 10.7 6.37x 1.93 2.30 2.71 0.51 1.63 0.77 1.76 2.18 6.23x 1.88 2.30 2.71 0.65 1.74 0.77 1.77 2.04 5.55x 1.77 2.10 2.50 0.63 1.69 0.76 1.69 1.98 Growth Rates Margins Analysis Returns Analysis 3-yr. CAGR Revenues LTM Revenues 2019 Revenues 3-yr. CAGR EBITDA LTM EBITDA 2019 Long-term 3-yr. Avg. EBITDA LTM EBITDA 2019 3-yr. Avg. LTM 2019 3-yr. Avg. ROE LTM ROE 3-yr. Avg. ROI LTM ROI Company (Ticker) EBITDA Proj. EPS EBITDA Net Income Net Income Net Income AAON, Inc. (NasdaqGS:AAON) Daikin Industries,Ltd. (TSE:6367) Ingersoll-Rand Plc (NYSE:IR) Lennox International Inc. (NYSE:LII) Meier Tobler Group AG (SWX:MTG) Munters Group AB (publ) (OM:MTRS) Rinnai Corporation (TSE:5947) SPX Corporation (NYSE:SPXC) Volution Group plc (LSE:FAN) 6.6% 6.7% 7.1% 1.5% NM 9.7% 2.8% -0.4% 15.1% 7.8% 5.0% 5.9% -0.2% NM 20.3% -1.3% 3.1% 14.6% 8.1% 5.1% 5.9% -0.2% -3.5% 2.1% -0.3% -1.6% 2.2% -4.0% 7.5% 9.7% 6.2% NM 7.4% -1.5% 10.7% 8.5% 9.8% 8.2% 9.1% 4.2% NM 12.6% 2.1% 30.9% 11.7% 21.2% -0.5% 9.1% 4.2% 1.5% 27.6% 0.5% 15.0% 4.1% NA 7.7% 9.5% 10.4% NA NA NA NA NA 21.0% 15.3% 15.1% 15.8% 5.9% 12.2% 12.8% 10.0% 19.9% 18.1% 15.5% 15.6% 16.6% 5.2% 11.1% 12.7% 13.0% 19.1% 19.0% 14.3% 15.6% 16.6% 5.4% 13.6% 12.4% 13.2% 20.2% 12.3% 8.1% 9.7% 10.0% 0.3% -24.0% 7.3% 6.3% 8.3% 10.5% 8.0% 9.2% 11.1% 0.7% -70.1% 6.9% 8.7% 8.3% 11.4% 7.8% 9.2% 11.1% 0.3% 7.0% 6.0% 8.1% 13.9% 23.1% 14.8% 21.0% -101.9% 5.4% -40.5% 7.8% 26.2% 10.6% 18.3% 13.7% 21.1% -264.5% 3.1% -139.7% 6.9% 32.0% 11.5% 23.4% 11.7% 14.9% 41.4% 3.9% -32.6% 10.5% 15.9% 7.9% 18.5% 11.9% 14.5% 44.2% NA NA 8.9% 18.0% 7.9% Value One Year Ago % Change in Value Index Value Dow Jones Industrial Average S&P 500 29,276.34 3,357.75 25,053.11 2,709.80 16.9% 23.9% NASDAQ Composite Index 9,638.94 7,307.91 31.9% Note: Total Capital equals the sum of the market capitalization, share-based management compensation, total debt, preferred stock, and non-controlling (a.k.a. minority) interest. Source of underlying data: S&P Capital IQ, SEC Filings, Annual and Interim Reports, and Thomson I/B/E/S Estimates. CONFIDENTIAL 2b - 1 High 15.1% 20.3% 8.1% 10.7% 30.9% 27.6% 10.4% 21.0% 19.1% 20.2% 12.3% 11.1% 13.9% 26.2% 32.0% 41.4% 44.2% Low -0.4% -1.3% -3.5% -4.0% 2.1% -0.5% 7.7% 5.9% 5.2% 5.4% -24.0% -70.1% 0.3% -101.9% -264.5% -32.6% 7.9% Mean 6.1% 6.9% 2.0% 5.6% 11.1% 9.2% 9.2% 14.2% 14.1% 14.5% 4.3% -0.7% 8.3% -3.7% -33.1% 10.8% 17.7% Median 6.6% 5.5% 2.1% 7.5% 9.5% 4.2% 9.5% 15.1% 15.5% 14.3% 8.1% 8.3% 8.1% 10.6% 11.5% 11.7% 14.5% High 43,164 44,648 41.9% 4.2x 23,085 60.0x 114.9x 42.4x 10.37x 35.2x 32.9x 24.8x 48.2x 44.2x 32.3x 6.37x 6.23x 5.55x Low 198 334 0.0% 0.0x 305 17.3x 12.3x 11.8x 1.32x 6.1x 6.2x 5.9x 8.4x 11.2x 10.7x 0.51x 0.65x 0.63x Mean 10,808 11,499 14.8% 2.0x 5,599 29.7x 34.2x 20.3x 3.91x 14.9x 14.5x 12.4x 21.5x 21.6x 17.2x 2.24x 2.23x 2.08x Median 2,871 2,679 12.7% 2.1x 1,526 23.0x 22.1x 18.2x 2.89x 13.5x 13.1x 11.9x 18.4x 17.9x 15.1x 1.93x 1.88x 1.77x

HVAC

Selected Public Companies Analysis

(US$ in millions, except per share data)

Capitalization	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
(Display Currency)	*USD*	*JPY*	*USD*	*USD*	*CHF*	*SEK*	*JPY*	*USD*	*GBP*
Common Stock Data									
Common Stock Price (Primary)	55.11	16045.00	144.36	237.50	16.08	52.40	7760.00	51.44	2.22
Common Stock Price - 1 Year Ago	38.05	11415.00	102.51	237.60	14.96	35.40	7300.00	30.70	1.54
Percent Price Change	44.8%	40.6%	40.8%	0.0%	7.5%	48.0%	6.3%	67.6%	44.6%
Percent of 52-Week High	98.1%	97.0%	99.7%	79.6%	83.4%	99.1%	88.5%	95.7%	84.7%
52-Week High	56.19	16535.00	144.77	298.49	19.28	52.85	8770.00	53.74	2.62
52-Week Low	37.40	11505.00	102.69	227.56	13.50	31.65	6240.00	29.59	1.45
Indicated Dividend Per Share	0.00	160.00	2.12	3.08	0.00	0.00	94.00	0.00	0.05
Dividend Yield	0.0%	1.0%	1.5%	1.3%	0.0%	0.0%	1.2%	0.0%	2.2%
Book Value Per Share	5.31	4,944.37	29.92	-4.32	10.50	20.74	5,888.83	10.29	0.89
Trading Activity									
Common Shares Outstanding (All Classes)	52.1	292.6	238.3	38.6	12.0	181.7	51.4	44.1	198.1
Common Stock Float (Current Date)	77.9%	98.5%	99.7%	89.9%	27.2%	62.3%	71.5%	98.4%	84.1%
% of Float Traded Daily (as of Current Date)	0.35%	0.25%	0.57%	0.94%	0.11%	0.43%	0.34%	0.62%	0.20%
Stock Exchange (Primary)	NasdaqGS	TSE	NYSE	NYSE	SWX	OM	TSE	NYSE	LSE
Capitalization									
Market Capitalization (All Classes of Shares)	2,871.1	4,742,285.0	34,403.4	9,166.1	193.0	9,523.5	400,399.2	2,270.8	439.8
Plus: Non-Controlling Interest	0.0	32,303.0	0.0	0.0	0.0	-2.0	22,226.0	0.0	0.0
Plus: Management Equity	80.1	3,137.6	NA	NA	0.0	0.0	0.0	76.0	0.0
Plus: Total Debt	0.0	510,201.0	5,009.7	1,171.2	139.1	3,625.0	0.0	381.4	85.4
Plus: Preferred Stock	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Less: Cash and Equivalents	28.4	382,672.0	1,303.6	40.2	5.9	496.0	156,080.0	49.3	11.5
Less: Equity Investments	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Less: Other Non-Operating Assets (Net) & Other Adjustments	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Enterprise Value	**2,922.8**	**4,905,254.6**	**38,109.5**	**10,297.1**	**326.2**	**12,650.5**	**266,545.2**	**2,678.9**	**513.7**
Total Capital	2,951.2	5,287,926.6	39,413.1	10,337.3	332.1	13,146.5	422,625.2	2,728.2	525.2
Total Debt / Total Capital	0.0%	9.6%	12.7%	11.3%	41.9%	27.6%	0.0%	14.0%	16.3%
Total Debt & Equivalents / Total Capital	0.0%	9.6%	12.7%	11.3%	41.9%	27.6%	0.0%	14.0%	16.3%

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 2

Selected Public Companies Analysis

(in millions, except per share data)

Financial Performance	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
(Display Currency)	*USD*	*JPY*	*USD*	*USD*	*CHF*	*SEK*	*JPY*	*USD*	*GBP*
LTM Financial Results									
Date of LTM Financial Results	9/30/2019	9/30/2019	12/31/2019	12/31/2019	6/30/2019	9/30/2019	9/30/2019	9/28/2019	7/31/2019
Revenues	459.1	2,536,283.0	16,598.9	3,807.2	636.9	7,778.0	345,633.0	1,525.8	235.7
EBITDA	83.1	393,619.0	2,588.9	631.5	33.4	860.0	43,812.0	198.5	45.0
EBITA	60.9	310,916.0	2,191.5	560.4	27.4	696.0	31,781.0	169.2	41.7
EBIT	60.7	283,923.0	2,191.5	560.4	12.3	583.0	31,781.0	165.9	26.3
Net Income (to Common)	48.3	194,941.7	1,508.9	423.0	4.5	-5,458.7	20,526.7	132.9	19.6
Diluted EPS (Excluding Extraordinary and Unusual Items)	0.92	666.02	6.17	10.74	0.33	-29.99	399.35	2.97	0.10
Fiscal Year End Results									
Date of Latest Fiscal Year End	12/31/2018	3/31/2019	12/31/2019	12/31/2019	12/31/2018	12/31/2018	3/31/2019	12/31/2018	7/31/2019
Revenues	433.9	2,481,109.0	16,598.9	3,807.2	523.6	7,122.0	348,022.0	1,538.6	235.7
EBITDA	73.4	375,570.0	2,588.9	631.5	27.0	775.0	42,756.0	174.5	45.0
EBITA	55.9	303,247.0	2,191.5	560.4	20.9	676.0	30,880.0	145.3	41.7
EBIT	55.7	276,255.0	2,191.5	560.4	8.8	532.0	30,880.0	145.3	26.3
Net Income (to Common)	41.8	190,301.7	1,508.9	423.0	2.6	-5,463.0	20,776.0	124.9	19.6
Diluted EPS (Excluding Extraordinary and Unusual Items)	0.79	650.23	6.17	10.74	0.22	-29.83	404.20	2.80	0.10

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 3

Selected Public Companies Analysis

(in millions, except per share data)

Projections	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
(Display Currency)	*USD*	*JPY*	*USD*	*USD*	*CHF*	*SEK*	*JPY*	*USD*	*GBP*
Projected Financial Results									
Date of Projected Financial Results	12/31/2019	3/31/2020	12/31/2020	12/31/2020	12/31/2019	12/31/2019	3/31/2020	12/31/2019	7/31/2020
Revenues	469.2	2,607,927.0	17,227.0	3,974.0	505.3	7,269.0	346,900.0	1,514.6	246.9
EBITDA	89.0	373,702.0	2,785.0	687.0	27.4	989.0	42,950.0	200.7	49.0
EBIT	66.2	296,000.0	2,390.7	611.0	11.0	635.0	NA	170.1	44.3
Net Income (to Common)	53.3	202,700.0	1,660.9	440.9	1.7	507.2	20,818.0	122.5	34.0
Diluted EPS	1.01	691.73	6.92	11.55	0.14	2.77	404.18	2.71	0.17
Date of Projected Financial Results	12/31/2020	3/31/2021	12/31/2021	12/31/2021	12/31/2020	12/31/2020	3/31/2021	12/31/2020	7/31/2021
Revenues	526.8	2,764,557.0	17,861.9	4,132.8	515.6	7,465.0	349,500.0	1,588.4	252.3
EBITDA	117.7	410,413.0	2,974.0	738.0	34.9	1,135.0	45,450.0	224.4	51.0
EBIT	90.5	NA	2,594.0	657.0	18.4	860.0	NA	194.5	46.0
Net Income (to Common)	68.3	223,500.0	1,816.4	477.2	11.7	576.4	21,950.0	136.6	35.0
Diluted EPS	1.30	759.71	7.55	12.74	0.98	3.16	427.05	2.95	0.18
Date of Projected Financial Results	12/31/2021	3/31/2022	12/31/2022	12/31/2022	12/31/2021	12/31/2021	3/31/2022	12/31/2021	7/31/2022
Revenues	565.2	2,870,000.0	18,302.5	4,147.4	522.8	7,770.0	357,800.0	1,613.5	259.6
EBITDA	139.5	450,996.0	3,021.7	740.5	36.6	1,208.0	46,900.0	236.7	53.5
EBIT	108.0	NA	2,655.2	679.7	20.4	947.0	NA	199.0	48.0
Net Income (to Common)	81.0	247,500.0	1,884.0	491.7	14.1	636.0	23,163.0	143.7	36.5
Diluted EPS	1.63	837.70	7.85	13.90	1.17	3.47	451.03	3.15	0.19
Consensus Earnings Estimates									
Date of Next Fiscal Year End	12/31/2019	3/31/2020	12/31/2020	12/31/2020	12/31/2019	12/31/2019	3/31/2020	12/31/2019	7/31/2020
Diluted EPS Projection	1.01	691.73	6.92	11.55	0.14	2.77	404.18	2.71	0.17
Range of Diluted EPS Projections	0.99 / 1.03	661.57 / 714.40	6.69 / 7.27	11.28 / 11.81	0.13 / 0.15	2.67 / 3.17	369.70 / 408.60	2.70 / 2.72	0.17 / 0.17
Number of Analysts	3	16	22	19	2	4	6	5	5
Date of 2nd Fiscal Year End	12/31/2020	3/31/2021	12/31/2021	12/31/2021	12/31/2020	12/31/2020	3/31/2021	12/31/2020	7/31/2021
Diluted EPS Projection	1.30	759.71	7.55	12.74	0.98	3.16	427.05	2.95	0.18
Range of Diluted EPS Projections	1.29 / 1.36	664.64 / 851.26	6.37 / 7.95	12.03 / 13.60	0.71 / 1.24	2.91 / 3.63	400.80 / 447.50	2.90 / 3.05	0.18 / 0.19
Number of Analysts	3	17	20	16	2	5	6	5	5
Date of 3nd Fiscal Year End	12/31/2021	3/31/2022	12/31/2022	12/31/2022	12/31/2021	12/31/2021	3/31/2022	12/31/2021	7/31/2022
Diluted EPS Projection	1.63	837.70	7.85	13.90	1.17	3.47	451.03	3.15	0.19
Range of Diluted EPS Projections	1.54 / 1.71	712.23 / 961.68	6.51 / 8.67	12.82 / 15.02	0.77 / 1.57	3.18 / 4.13	418.30 / 466.90	3.13 / 3.16	0.18 / 0.19
Number of Analysts	2	13	5	5	2	5	4	2	4
5-year Projected EPS Growth Rate	NA	7.7%	9.5%	10.4%	NA	NA	NA	NA	NA

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 4

Selected Public Companies Analysis

Profitability	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
Gross Margins (%)									
LTM	24.2%	35.0%	31.0%	28.3%	46.2%	31.0%	32.0%	28.2%	47.1%
2018	23.9%	35.0%	31.0%	28.3%	45.5%	31.9%	32.2%	26.7%	47.1%
2017	30.5%	34.9%	31.2%	29.1%	45.5%	32.5%	32.3%	23.2%	47.0%
2016	30.8%	35.8%	31.2%	29.3%	54.5%	34.9%	33.0%	25.5%	49.2%
Three-Year Average	28.4%	35.2%	31.2%	28.9%	48.5%	33.1%	32.5%	25.1%	47.8%
EBITDA Margins (%)									
LTM	18.1%	15.5%	15.6%	16.6%	5.2%	11.1%	12.7%	13.0%	19.1%
2018	16.9%	15.1%	15.6%	16.6%	5.2%	10.9%	12.3%	11.3%	19.1%
2017	22.0%	15.2%	15.1%	15.9%	6.0%	11.4%	12.7%	10.2%	19.6%
2016	24.2%	15.5%	14.7%	14.9%	6.7%	14.2%	13.4%	8.5%	20.9%
Three-Year Average	21.0%	15.3%	15.1%	15.8%	5.9%	12.2%	12.8%	10.0%	19.9%
EBITA Margins (%)									
LTM	13.3%	12.3%	13.2%	14.7%	4.3%	8.9%	9.2%	11.1%	17.7%
2018	12.9%	12.2%	13.2%	14.7%	4.0%	9.5%	8.9%	9.4%	17.7%
2017	18.3%	12.3%	13.9%	14.2%	4.7%	10.2%	9.5%	8.4%	18.1%
2016	20.8%	12.5%	13.3%	13.2%	6.2%	12.9%	10.3%	6.7%	19.4%
Three-Year Average	17.3%	12.4%	13.5%	14.0%	5.0%	10.9%	9.6%	8.2%	18.4%
EBIT Margins (%)									
LTM	13.2%	11.2%	13.2%	14.7%	1.9%	7.5%	9.2%	10.9%	11.1%
2018	12.8%	11.1%	13.2%	14.7%	1.7%	7.5%	8.9%	9.4%	11.1%
2017	18.3%	11.1%	13.0%	14.2%	2.7%	7.5%	9.5%	8.4%	11.0%
2016	20.8%	11.3%	12.4%	13.2%	5.4%	10.0%	10.3%	6.7%	11.9%
Three-Year Average	17.3%	11.2%	12.9%	14.0%	3.3%	8.3%	9.6%	8.2%	11.3%
Net Income Margins (%)									
LTM	10.5%	8.0%	9.2%	11.1%	0.7%	-70.1%	6.9%	8.7%	8.3%
2018	9.6%	7.9%	9.2%	11.1%	0.5%	-76.6%	7.0%	8.1%	8.3%
2017	13.3%	8.6%	9.6%	10.3%	-3.7%	2.9%	7.1%	NA	8.6%
2016	13.9%	7.8%	10.2%	8.6%	4.2%	1.7%	7.7%	4.5%	8.0%
Three-Year Average	12.3%	8.1%	9.7%	10.0%	0.3%	-24.0%	7.3%	6.3%	8.3%
Effective Tax Rate (%)									
LTM	19.1%	29.1%	20.3%	19.5%	5.2%	-1500.0%	28.4%	7.7%	21.2%
2018	23.9%	28.9%	20.3%	19.5%	8.9%	1442.9%	27.6%	1.8%	21.2%
2017	26.8%	22.6%	16.9%	23.0%	283.8%	-13.8%	28.4%	-132.7%	20.4%
2016	33.3%	30.7%	5.7%	33.8%	19.0%	44.8%	28.2%	23.1%	22.5%
Three-Year Average	28.0%	27.4%	14.3%	25.4%	103.9%	491.3%	28.0%	-35.9%	21.4%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 5

Selected Public Companies Analysis

Growth	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
Revenue Growth (%)									
YTD	7.8%	4.2%	5.9%	-2.0%	NM	14.1%	-1.5%	-1.2%	14.6%
LTM	7.8%	5.0%	5.9%	-0.2%	NM	20.3%	-1.3%	3.1%	14.6%
2018	7.1%	8.3%	5.9%	-0.2%	10.9%	7.8%	0.3%	7.9%	14.6%
2017	5.5%	12.1%	10.4%	-0.7%	97.2%	9.3%	5.1%	-3.2%	11.1%
2016	7.1%	0.0%	5.1%	5.4%	-0.5%	11.9%	3.2%	-5.6%	19.8%
Three-Year CAGR	6.6%	6.7%	7.1%	1.5%	NM	9.7%	2.8%	-0.4%	15.1%
EBITDA Growth (%)									
YTD	17.7%	8.6%	9.1%	4.2%	NM	14.3%	5.9%	23.0%	11.7%
LTM	9.8%	8.2%	9.1%	4.2%	NM	12.6%	2.1%	30.9%	11.7%
2018	-17.7%	7.7%	9.1%	4.2%	-4.6%	2.8%	-3.1%	20.4%	11.7%
2017	-3.8%	10.4%	14.0%	5.8%	77.6%	-12.0%	-0.2%	16.0%	4.1%
2016	11.8%	4.5%	6.1%	8.5%	21.2%	37.1%	-1.3%	-3.0%	9.7%
Three-Year CAGR	-4.0%	7.5%	9.7%	6.2%	NM	7.4%	-1.5%	10.7%	8.5%
EBITA Growth (%)									
YTD	11.9%	4.4%	0.7%	3.8%	172.6%	3.9%	7.3%	27.9%	12.0%
LTM	3.3%	5.8%	0.7%	3.8%	13.0%	4.5%	1.7%	34.0%	12.0%
2018	-24.6%	7.6%	0.7%	3.8%	-6.5%	0.1%	-6.0%	21.4%	12.0%
2017	-6.9%	9.9%	15.3%	6.3%	51.5%	-13.6%	-3.5%	21.6%	3.9%
2016	12.0%	5.1%	6.3%	8.2%	18.7%	38.2%	-1.6%	1.4%	9.7%
Three-Year CAGR	-7.7%	24.2%	23.4%	19.3%	68.2%	19.6%	-10.7%	49.8%	27.6%
EBIT Growth (%)									
YTD	11.8%	4.8%	7.6%	3.8%	NM	12.3%	7.3%	24.8%	16.6%
LTM	3.2%	7.0%	7.6%	3.8%	NM	6.8%	1.7%	33.7%	16.6%
2018	-24.9%	8.9%	7.6%	3.8%	-30.8%	7.0%	-6.0%	21.4%	16.6%
2017	-6.9%	10.0%	16.0%	6.3%	-1.4%	-17.7%	-3.5%	21.6%	2.5%
2016	12.0%	5.9%	6.8%	8.2%	35.0%	50.2%	-1.6%	7.2%	10.0%
Three-Year CAGR	-7.8%	8.2%	10.0%	6.1%	NM	9.8%	-3.7%	16.5%	9.5%
Diluted EPS Growth (%)									
YTD	20.7%	4.1%	4.0%	11.8%	NM	2.6%	-2.8%	12.7%	11.0%
LTM	3.6%	-4.2%	4.0%	11.8%	NM	NM	-1.0%	NA	11.0%
2018	-22.0%	-0.6%	4.0%	11.8%	NM	NM	-1.5%	NA	11.0%
2017	2.0%	24.1%	6.0%	24.6%	NM	-73.3%	-6.3%	NA	18.6%
2016	19.5%	10.6%	24.1%	-0.5%	32.8%	NM	-0.1%	NA	-10.3%
Three-Year CAGR	-1.7%	10.9%	11.0%	11.5%	-40.3%	NM	-2.6%	NA	5.7%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 6

Selected Public Companies Analysis

Returns Analysis	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
Return on Average Assets (%)									
LTM	14.7%	7.6%	9.1%	23.4%	NA	NA	5.4%	7.3%	6.3%
2018	14.0%	7.6%	9.1%	23.4%	NA	-77.4%	5.2%	7.0%	6.3%
2017	19.6%	8.1%	9.4%	22.4%	-7.8%	3.0%	5.7%	NA	5.9%
2016	21.7%	7.0%	9.3%	18.4%	8.9%	3.9%	6.3%	3.7%	6.3%
Three-Year Average	18.5%	7.6%	9.3%	21.4%	0.6%	-23.5%	5.7%	5.3%	6.2%
Return on Average Common Equity (%)									
LTM	18.3%	13.7%	21.1%	-264.5%	3.1%	-139.7%	6.9%	32.0%	11.5%
2018	17.3%	14.0%	21.1%	-264.5%	1.7%	-146.3%	7.1%	34.2%	11.5%
2017	24.4%	15.9%	21.0%	-792.9%	-16.7%	8.5%	7.6%	NA	10.9%
2016	27.7%	14.5%	21.0%	751.8%	31.1%	16.3%	8.6%	18.2%	9.5%
Three-Year Average	23.1%	14.8%	21.0%	-101.9%	5.4%	-40.5%	7.8%	26.2%	10.6%
Return on Average Invested Capital (%)*									
LTM	20.0%	15.7%	16.0%	46.2%	NA	NA	21.8%	19.2%	8.4%
2018	18.8%	14.8%	16.0%	46.2%	NA	-114.3%	21.9%	22.4%	8.4%
2017	29.4%	16.2%	16.9%	47.3%	-12.2%	4.5%	25.3%	NA	8.2%
2016	35.0%	13.8%	17.6%	38.0%	21.2%	5.9%	29.4%	14.7%	8.8%
Three-Year Average	27.7%	15.0%	16.9%	43.8%	4.5%	-34.6%	25.5%	18.5%	8.5%

* Invested capital equals [Working Capital + Fixed Assets + Intangibles + Goodwill - Cash]
Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 7

Selected Public Companies Analysis

Working Capital Analysis	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
Current Ratio (LTM)	3.2	2.5	1.5	1.8	1.6	1.4	3.3	1.4	1.9
Inventory Turnover*									
LTM	4.4	4.0	6.8	5.2	4.9	6.1	5.0	7.3	3.8
2018	4.5	3.9	6.8	5.2	4.2	6.2	5.3	8.3	3.8
2017	4.8	4.0	6.7	5.6	5.1	6.2	5.7	7.6	4.1
2016	6.2	3.8	6.6	6.0	3.6	6.8	5.9	7.1	4.4
Three-Year Average	5.1	3.9	6.7	5.6	4.3	6.4	5.6	7.7	4.1
Receivable Days*									
LTM	42.6	61.3	60.2	45.6	38.9	59.5	76.6	79.1	56.6
2018	43.9	61.1	60.2	45.6	47.8	58.9	78.4	74.5	56.6
2017	42.0	60.0	60.1	46.9	35.0	63.5	75.2	66.5	60.3
2016	44.2	63.4	60.4	46.4	43.6	56.9	74.4	69.0	62.0
Three-Year Average	43.4	61.5	60.2	46.3	42.1	59.8	76.0	70.0	59.6
Payable Days*									
LTM	14.3	41.9	56.0	53.9	41.9	35.2	75.9	45.6	54.4
2018	11.9	44.0	56.0	53.9	67.1	42.0	83.7	50.7	54.4
2017	11.7	43.7	55.2	51.5	40.1	45.5	86.8	49.5	72.0
2016	9.1	45.8	54.0	47.7	13.5	41.4	88.6	49.0	76.2
Three-Year Average	10.9	44.5	55.1	51.0	40.2	42.9	86.4	49.7	67.5
Average Adjusted Working Capital as a % of Revenues**									
LTM	19.2%	15.8%	4.2%	11.9%	8.8%	4.6%	11.6%	7.5%	13.1%
2018	20.9%	17.0%	4.2%	11.9%	4.5%	7.8%	10.1%	7.1%	13.1%
2017	18.1%	16.3%	5.5%	8.8%	6.7%	6.6%	9.0%	3.8%	10.3%
2016	15.2%	15.9%	6.0%	11.7%	3.9%	2.9%	6.8%	-1.1%	6.3%
Three-Year Average	18.1%	16.4%	5.2%	10.8%	5.1%	5.8%	8.6%	3.3%	9.9%

* Calculations based on an average balance.
** Excludes cash and cash equivalents from current assets and short-term debt from current liabilities.
Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 8

Selected Public Companies Analysis

Fixed Asset Analysis	AAON, Inc.	Daikin Industries,Ltd.	Ingersoll-Rand Plc	Lennox International Inc.	Meier Tobler Group AG	Munters Group AB (publ)	Rinnai Corporation	SPX Corporation	Volution Group plc
Capital Expenditures as a % of Revenues									
LTM	7.4%	3.3%	1.5%	2.8%	0.5%	1.8%	3.3%	1.0%	1.8%
2018	8.6%	3.4%	1.5%	2.8%	0.5%	2.1%	4.1%	0.8%	1.8%
2017	10.3%	3.7%	2.3%	2.5%	0.6%	1.9%	4.6%	0.8%	2.3%
2016	6.9%	4.3%	1.6%	2.6%	12.1%	2.7%	6.3%	0.8%	1.3%
Three-Year Average	8.6%	3.8%	1.8%	2.6%	4.4%	2.2%	5.0%	0.8%	1.8%
Capital Expenditures as a % of EBITDA									
LTM	40.6%	21.3%	9.8%	16.7%	10.3%	15.9%	26.1%	7.6%	9.3%
2018	50.8%	22.8%	9.8%	16.7%	9.5%	19.1%	33.1%	7.1%	9.3%
2017	46.8%	24.6%	15.4%	15.7%	10.1%	16.7%	35.8%	7.6%	11.5%
2016	28.7%	28.0%	10.6%	17.2%	181.3%	19.0%	47.0%	9.4%	6.3%
Three-Year Average	42.1%	25.1%	12.0%	16.5%	67.0%	18.3%	38.6%	8.0%	9.0%
Depreciation as a % of Prior Year Net Fixed Assets									
LTM	12.5%	14.9%	22.0%	11.3%	18.9%	15.4%	14.2%	14.5%	13.8%
2018	12.3%	15.9%	23.0%	17.4%	6.6%	17.6%	14.2%	15.6%	14.5%
2017	13.1%	15.7%	12.7%	16.6%	12.2%	14.9%	14.4%	12.9%	15.5%
2016	12.9%	15.4%	12.8%	17.9%	3.5%	18.2%	16.1%	12.9%	14.8%
Three-Year Average	12.7%	15.7%	16.1%	17.3%	7.4%	16.9%	14.9%	13.8%	14.9%
Capital Expenditures as a % of Depreciation									
LTM	152.2%	101.2%	63.9%	148.5%	57.2%	83.5%	94.9%	51.5%	127.8%
2018	213.4%	118.2%	63.9%	148.5%	42.0%	149.5%	119.2%	42.5%	127.8%
2017	278.0%	128.5%	186.1%	144.2%	48.4%	159.5%	139.9%	43.7%	152.9%
2016	204.1%	149.0%	114.8%	152.2%	2469.2%	214.5%	204.2%	44.2%	86.0%
Three-Year Average	231.8%	131.9%	121.6%	148.3%	853.2%	174.5%	154.4%	43.4%	122.2%
Net Fixed Asset Turns									
LTM	2.6	4.6	9.2	6.1	19.9	7.3	4.1	7.6	9.9
2018	2.8	5.3	9.4	7.4	8.4	11.9	4.2	8.3	10.2
2017	3.2	5.2	9.5	9.5	6.7	12.1	4.3	7.5	9.7
2016	3.6	5.0	9.3	10.1	5.8	12.8	4.7	7.3	9.6
Three-Year Average	3.2	5.2	9.4	9.0	7.0	12.2	4.4	7.7	9.8

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2b - 9

Selected Public Companies Analysis – Doors Appendix 2c

Doors Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Common Stock Price as a Multiple of Enterprise Value as a Multiple of Common Stock Price Market Capitalization Enterprise Value Total Debt/ Total Debt/ Total Capital* LTM EBITDA LTM Revenue LTM EPS 2019 EPS 2020 EPS Book Value Per Share LTM EBITDA 2019 EBITDA 2020 EBITDA LTM EBIT 2019 EBIT 2020 EBIT LTM Revenues 2019 Revenues 2020 Revenues Company (Ticker) Beacon Roofing Supply, Inc. (NasdaqGS:BECN) Foundation Building Materials, Inc. (NYSE:FBM) GMS Inc. (NYSE:GMS) Hardwoods Distribution Inc. (TSX:HDI) Quanex Building Products Corporation (NYSE:NX) Richelieu Hardware Ltd. (TSX:RCH) TopBuild Corp. (NYSE:BLD) $34.81 17.94 27.58 12.68 18.72 22.27 117.21 $2,395 771 1,163 271 619 1,253 3,979 $5,520 1,350 2,284 413 750 1,257 4,624 49.0% 43.1% 48.5% 19.8% 20.1% 0.3% 15.3% 7.4x 4.0 4.1 3.7 1.5 0.1 2.5 $7,059 2,156 3,213 872 894 784 2,599 NM 17.2 12.9 12.4 51.2 25.1 21.5 14.0x 17.6 8.7 12.0 23.7 22.9 21.6 12.2x 15.0 8.1 10.4 16.7 21.6 19.0 1.30x 1.95 1.65 1.28 1.87 3.38 3.49 12.8x 7.7 7.6 10.6 7.3 15.3 13.7 11.5x 7.7 7.5 7.4 7.9 14.2 12.9 10.6x 7.3 7.3 6.6 7.0 13.5 11.8 35.2x 14.4 12.5 12.6 14.1 17.8 16.2 14.2x 14.4 12.4 11.9 16.7 16.4 15.9 12.8x 12.8 11.2 10.3 12.7 15.6 14.4 0.78x 0.63 0.71 0.47 0.84 1.60 1.78 0.77x 0.62 0.70 0.47 0.84 1.49 1.75 0.75x 0.60 0.68 0.43 0.85 1.45 1.65 Growth Rates Margins Analysis Returns Analysis 3-yr. CAGR Revenues LTM Revenues 2019 Revenues 3-yr. CAGR EBITDA LTM EBITDA 2019 EBITDA Long-term Proj. EPS 3-yr. Avg. EBITDA LTM EBITDA 2019 3-yr. Avg. LTM 2019 3-yr. Avg. ROE LTM ROE 3-yr. Avg. ROI LTM ROI Company (Ticker) EBITDA Net Income Net Income Net Income Beacon Roofing Supply, Inc. (NasdaqGS:BECN) Foundation Building Materials, Inc. (NYSE:FBM) GMS Inc. (NYSE:GMS) Hardwoods Distribution Inc. (TSX:HDI) Quanex Building Products Corporation (NYSE:NX) Richelieu Hardware Ltd. (TSX:RCH) TopBuild Corp. (NYSE:BLD) 2.0% NM 19.4% 25.7% -1.2% 7.2% NM 0.6% 9.3% 3.6% 4.5% 0.5% 3.7% 4.9% 1.4% 6.5% 3.4% 3.2% 0.0% 7.3% 4.9% 11.7% NM 29.1% 17.4% -2.4% 5.3% NM -14.4% 20.4% 19.1% -27.8% 14.2% 3.8% NM 4.6% 14.8% 4.1% 37.1% 8.3% 7.6% 33.2% NA 43.7% NA NA NA NA 28.0% 6.0% 6.9% 7.9% 5.3% 11.0% 10.6% NM 6.1% 8.1% 9.4% 4.5% 11.5% 10.5% 13.0% 6.7% 8.1% 9.3% 6.3% 10.7% 10.5% 13.6% 1.4% 0.6% 2.5% 3.0% 2.6% 6.8% 6.6% 0.0% 2.1% 2.8% 2.5% 1.3% 6.5% 7.3% 2.7% 2.0% 4.1% 2.6% 3.0% 6.5% 7.1% 4.7% 3.1% 13.3% 13.0% 5.9% 15.1% 15.5% -1.2% 12.1% 13.3% 10.6% 3.3% 13.9% 16.8% 4.3% 4.3% 8.6% 9.9% 5.7% 14.9% 10.7% NA 5.3% 7.7% 7.4% NA 13.8% 11.4% Value One Year Ago % Change in Value Index Value Dow Jones Industrial Average S&P 500 29,276.34 3,357.75 25,053.11 2,709.80 16.9% 23.9% NASDAQ Composite Index 9,638.94 7,307.91 31.9% Note: Total Capital equals the sum of the market capitalization, share-based management compensation, total debt, preferred stock, and non-controlling (a.k.a. minority) interest. Source of underlying data: S&P Capital IQ, SEC Filings, Annual and Interim Reports, and Thomson I/B/E/S Estimates. CONFIDENTIAL 2c - 1 High 25.7% 9.3% 7.3% 29.1% 20.4% 37.1% 43.7% 11.0% 13.0% 13.6% 6.8% 7.3% 7.1% 15.5% 16.8% 14.9% 13.8% Low -1.2% 0.5% 0.0% -2.4% -27.8% 4.1% 28.0% 5.3% 4.5% 6.3% 0.6% 0.0% 2.0% 3.1% -1.2% 4.3% 5.3% Mean 10.6% 3.9% 3.8% 12.2% 2.6% 15.7% 35.9% 8.0% 9.0% 9.3% 3.3% 3.2% 4.0% 10.1% 9.8% 8.4% 9.1% Median 7.2% 3.7% 3.4% 11.7% 9.0% 8.3% 35.9% 7.4% 9.4% 9.3% 2.6% 2.5% 3.0% 13.0% 12.1% 8.6% 7.7% High 3,979 5,520 49.0% 7.4x 7,059 51.2x 23.7x 21.6x 3.49x 15.3x 14.2x 13.5x 35.2x 16.7x 15.6x 1.78x 1.75x 1.65x Low 271 413 0.3% 0.1x 784 12.4x 8.7x 8.1x 1.28x 7.3x 7.4x 6.6x 12.5x 11.9x 10.3x 0.47x 0.47x 0.43x Mean 1,493 2,314 28.0% 3.3x 2,511 23.4x 17.2x 14.7x 2.13x 10.7x 9.9x 9.2x 17.5x 14.6x 12.8x 0.97x 0.95x 0.92x Median 1,163 1,350 20.1% 3.7x 2,156 19.4x 17.6x 15.0x 1.87x 10.6x 7.9x 7.3x 14.4x 14.4x 12.8x 0.78x 0.77x 0.75x

Doors

Selected Public Companies Analysis

As of February 11, 2020

(US$ in millions, except per share data)

Capitalization	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
(Display Currency)	*USD*	*USD*	*USD*	*CAD*	*USD*	*CAD*	*USD*
Common Stock Data							
Common Stock Price (Primary)	34.81	17.94	27.58	16.85	18.72	29.60	117.21
Common Stock Price - 1 Year Ago	35.05	8.86	19.22	11.82	16.36	23.02	53.32
Percent Price Change	-0.7%	102.5%	43.5%	42.6%	14.4%	28.6%	119.8%
Percent of 52-Week High	87.0%	81.0%	85.1%	97.8%	91.7%	99.3%	97.2%
52-Week High	40.00	22.14	32.42	17.23	20.42	29.82	120.62
52-Week Low	26.50	8.89	14.71	10.78	14.54	20.03	53.78
Indicated Dividend Per Share	0.00	0.00	0.00	0.31	0.32	0.25	0.00
Dividend Yield	0.0%	0.0%	0.0%	1.8%	1.7%	0.9%	0.0%
Book Value Per Share	26.86	9.18	16.71	13.16	10.02	8.76	33.62
Trading Activity							
Common Shares Outstanding (All Classes)	68.8	43.0	42.2	21.4	33.1	56.3	33.9
Common Stock Float (Current Date)	79.3%	46.9%	97.3%	62.7%	98.7%	91.7%	99.1%
% of Float Traded Daily (as of Current Date)	1.18%	1.58%	1.32%	0.26%	0.70%	0.16%	0.89%
Stock Exchange (Primary)	NasdaqGS	NYSE	NYSE	TSX	NYSE	TSX	NYSE
Capitalization							
Market Capitalization (All Classes of Shares)	2,395.1	771.2	1,163.0	359.8	619.3	1,665.6	3,979.0
Plus: Non-Controlling Interest	0.0	0.0	0.0	0.0	0.0	3.2	0.0
Plus: Management Equity	44.3	7.9	26.3	7.2	4.3	20.4	80.5
Plus: Total Debt	2,726.3	590.0	1,118.3	90.3	157.2	5.7	735.2
Plus: Preferred Stock	399.2	0.0	0.0	0.0	0.0	0.0	0.0
Less: Cash and Equivalents	44.7	22.7	36.3	7.3	30.9	24.7	171.6
Less: Equity Investments	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Less: Other Non-Operating Assets (Net) & Other Adjustments	0.0	-3.4	-13.0	0.0	0.0	0.0	-0.8
Enterprise Value	**5,520.2**	**1,349.9**	**2,284.3**	**450.0**	**749.9**	**1,670.2**	**4,623.9**
Total Capital	5,564.8	1,369.1	2,307.6	457.4	780.8	1,694.9	4,794.7
Total Debt / Total Capital	49.0%	43.1%	48.5%	19.8%	20.1%	0.3%	15.3%

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 2

Selected Public Companies Analysis

(in millions, except per share data)

Financial Performance	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
(Display Currency)	*USD*	*USD*	*USD*	*CAD*	*USD*	*CAD*	*USD*
LTM Financial Results							
Date of LTM Financial Results	12/31/2019	9/30/2019	10/31/2019	9/30/2019	10/31/2019	11/30/2019	9/30/2019
Revenues	7,058.6	2,155.8	3,213.2	1,159.1	893.8	1,041.6	2,599.2
EBITDA	430.5	175.2	300.6	51.7	102.7	109.5	337.1
EBITA	358.4	140.0	251.3	45.5	68.4	99.2	306.6
EBIT	156.8	93.8	182.5	43.5	53.1	94.0	285.8
Net Income (to Common)	-21.8	44.9	89.0	29.3	12.1	67.5	188.9
Diluted EPS (Excluding Extraordinary and Unusual Items)	-0.32	1.04	2.14	1.36	0.37	1.18	5.45
Fiscal Year End Results							
Date of Latest Fiscal Year End	9/30/2019	12/31/2018	4/30/2019	12/31/2018	10/31/2019	11/30/2019	12/31/2018
Revenues	7,105.2	2,044.3	3,161.2	1,134.3	893.8	1,041.6	2,515.6
EBITDA	459.7	152.9	291.8	54.2	102.7	109.5	269.5
EBITA	389.0	119.4	245.3	49.4	68.4	99.2	245.8
EBIT	179.6	75.5	175.3	47.3	53.1	94.0	230.1
Net Income (to Common)	-6.7	20.3	77.1	32.9	12.1	67.5	150.5
Diluted EPS (Excluding Extraordinary and Unusual Items)	-0.10	0.47	1.85	1.52	0.37	1.18	4.23

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 3

Selected Public Companies Analysis

(in millions, except per share data)

Projections	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
(Display Currency)	*USD*	*USD*	*USD*	*CAD*	*USD*	*CAD*	*USD*
Projected Financial Results							
Date of Projected Financial Results	9/30/2020	12/31/2019	4/30/2020	12/31/2019	1/31/2020	11/30/2020	12/31/2019
Revenues	7,205.7	2,177.0	3,270.0	1,170.3	895.0	1,117.5	2,638.7
EBITDA	480.9	175.4	303.8	74.2	95.5	117.9	358.9
EBIT	388.5	93.8	184.6	46.1	44.9	102.0	290.7
Net Income (to Common)	197.4	43.1	135.5	30.0	26.9	73.0	188.1
Diluted EPS	2.49	1.02	3.16	1.41	0.79	1.29	5.43
Date of Projected Financial Results	9/30/2021	12/31/2020	4/30/2021	12/31/2020	1/31/2021	11/30/2021	12/31/2020
Revenues	7,406.0	2,264.2	3,376.6	1,264.0	878.6	1,153.0	2,795.0
EBITDA	519.1	185.3	314.6	83.3	107.2	123.6	392.6
EBIT	430.6	105.3	203.6	53.4	59.2	107.0	322.0
Net Income (to Common)	226.1	52.0	138.0	34.8	38.6	76.0	210.4
Diluted EPS	2.86	1.20	3.40	1.62	1.12	1.37	6.17
Date of Projected Financial Results	9/30/2022	12/31/2021	4/30/2022	12/31/2021	1/0/1900	11/30/2022	12/31/2021
Revenues	7,585.0	2,328.9	3,497.0	1,296.0	NA	NA	2,955.7
EBITDA	544.2	192.3	326.3	86.9	NA	126.0	431.0
EBIT	444.7	111.3	221.6	56.4	NA	NA	356.1
Net Income (to Common)	253.0	67.0	152.0	37.6	NA	NA	235.4
Diluted EPS	3.20	1.40	3.70	1.77	NA	1.40	7.03
Consensus Earnings Estimates							
Date of Next Fiscal Year End	9/30/2020	12/31/2019	4/30/2020	12/31/2019	1/31/2020	11/30/2020	12/31/2019
Diluted EPS Projection	2.49	1.02	3.16	1.41	0.79	1.29	5.43
Range of Diluted EPS Projections	2.38 / 2.95	1.00 / 1.05	3.03 / 3.24	1.37 / 1.42	0.72 / 0.90	1.29 / 1.29	5.37 / 5.51
Number of Analysts	14	9	9	5	NA	2	9
Date of 2nd Fiscal Year End	9/30/2021	12/31/2020	4/30/2021	12/31/2020	1/31/2021	11/30/2021	12/31/2020
Diluted EPS Projection	2.86	1.20	3.40	1.62	1.12	1.37	6.17
Range of Diluted EPS Projections	2.75 / 3.38	1.10 / 1.30	3.10 / 3.73	1.58 / 1.89	1.07 / 1.25	1.35 / 1.39	6.02 / 6.66
Number of Analysts	16	9	9	5	NA	2	9
Date of 3nd Fiscal Year End	9/30/2022	12/31/2021	4/30/2022	12/31/2021	1/0/1900	11/30/2022	12/31/2021
Diluted EPS Projection	3.20	1.40	3.70	1.77	NA	1.40	7.03
Range of Diluted EPS Projections	3.01 / 3.83	1.33 / 1.67	3.44 / 4.35	1.76 / 1.80	NA / NA	1.40 / 1.40	6.58 / 7.94
Number of Analysts	3	4	4	3	NA	1	6
5-year Projected EPS Growth Rate	NA	43.7%	NA	NA	NA	NA	28.0%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 4

Selected Public Companies Analysis

Profitability	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
Gross Margins (%)							
LTM	24.2%	30.2%	32.7%	17.8%	22.3%	10.5%	25.7%
2018	24.4%	28.9%	31.9%	17.7%	22.3%	10.5%	22.9%
2017	22.5%	29.2%	27.4%	18.3%	21.7%	10.6%	19.7%
2016	15.4%	29.0%	32.7%	18.2%	22.4%	10.9%	19.1%
Three-Year Average	20.8%	29.0%	30.7%	18.1%	22.1%	10.7%	20.6%
EBITDA Margins (%)							
LTM	6.1%	8.1%	9.4%	4.5%	11.5%	10.5%	13.0%
2018	6.5%	7.5%	9.2%	4.8%	11.5%	10.5%	10.7%
2017	6.6%	7.5%	6.6%	5.3%	10.1%	10.5%	9.9%
2016	5.0%	5.7%	8.0%	5.7%	11.4%	10.9%	8.5%
Three-Year Average	6.0%	6.9%	7.9%	5.3%	11.0%	10.6%	NM
EBITA Margins (%)							
LTM	5.1%	6.5%	7.8%	3.9%	7.6%	9.5%	11.8%
2018	5.5%	5.8%	7.8%	4.4%	7.6%	9.5%	9.8%
2017	5.7%	5.8%	5.8%	4.9%	6.1%	9.6%	9.3%
2016	4.5%	4.5%	6.9%	5.2%	7.4%	10.1%	8.0%
Three-Year Average	5.2%	5.4%	6.8%	4.8%	7.1%	9.7%	9.0%
EBIT Margins (%)							
LTM	2.2%	4.4%	5.7%	3.7%	5.9%	9.0%	11.0%
2018	2.5%	3.7%	5.5%	4.2%	5.9%	9.0%	9.1%
2017	3.7%	3.5%	4.4%	4.7%	4.3%	9.2%	9.2%
2016	3.3%	2.0%	5.0%	5.1%	5.5%	9.7%	7.9%
Three-Year Average	3.2%	3.1%	5.0%	4.7%	5.2%	9.3%	NM
Net Income Margins (%)							
LTM	0.0%	2.1%	2.8%	2.5%	1.3%	6.5%	7.3%
2018	0.2%	1.0%	2.5%	2.9%	1.3%	6.5%	6.0%
2017	2.2%	1.8%	2.4%	2.9%	3.2%	6.8%	9.0%
2016	1.6%	-1.1%	2.5%	3.1%	3.3%	7.2%	4.8%
Three-Year Average	1.4%	0.6%	2.5%	3.0%	2.6%	6.8%	6.6%
Effective Tax Rate (%)							
LTM	24.2%	37.9%	19.6%	26.3%	-30.0%	27.5%	24.0%
2018	1.6%	13.4%	20.0%	25.1%	-30.0%	27.5%	25.5%
2017	-44.9%	-8.3%	24.9%	35.7%	-3.1%	26.7%	-23.5%
2016	38.3%	34.2%	31.7%	36.3%	26.7%	25.9%	37.6%
Three-Year Average	-1.7%	13.1%	25.5%	32.4%	-2.1%	26.7%	13.2%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 5

Selected Public Companies Analysis

Growth	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
Revenue Growth (%)							
YTD	-2.7%	7.3%	3.1%	2.9%	0.5%	3.7%	4.5%
LTM	0.6%	9.3%	3.6%	4.5%	0.5%	3.7%	4.9%
2018	0.3%	14.2%	5.7%	8.5%	0.5%	3.7%	7.3%
2017	1.3%	28.6%	28.9%	32.5%	2.7%	6.6%	11.8%
2016	4.5%	69.7%	24.8%	38.1%	-6.6%	11.6%	29.6%
Three-Year CAGR	2.0%	NM	19.4%	25.7%	-1.2%	7.2%	NM
EBITDA Growth (%)							
YTD	-24.6%	19.9%	5.5%	-4.1%	14.2%	3.8%	36.6%
LTM	-14.4%	20.4%	19.1%	-27.8%	14.2%	3.8%	NM
2018	-1.6%	14.6%	47.7%	-3.1%	14.2%	3.8%	16.3%
2017	33.7%	67.2%	6.4%	24.1%	-9.2%	3.0%	29.8%
2016	6.0%	438.3%	37.1%	34.4%	-10.2%	9.1%	86.8%
Three-Year CAGR	11.7%	NM	29.1%	17.4%	-2.4%	5.3%	NM
EBITA Growth (%)							
YTD	-30.4%	23.3%	4.3%	-9.2%	25.9%	3.0%	36.1%
LTM	-17.4%	23.3%	15.2%	-14.3%	25.9%	3.0%	32.3%
2018	-4.4%	14.8%	41.4%	-3.9%	25.9%	3.0%	12.6%
2017	29.0%	64.3%	8.3%	24.8%	-15.5%	1.6%	30.4%
2016	5.9%	1156.3%	47.2%	33.3%	-14.4%	8.5%	98.0%
Three-Year CAGR	9.3%	2271.1%	125.4%	59.7%	-8.9%	13.5%	190.7%
EBIT Growth (%)							
YTD	-47.5%	33.0%	6.9%	-9.2%	39.3%	1.3%	35.4%
LTM	-39.2%	33.2%	12.1%	-14.9%	39.3%	1.3%	NM
2018	-32.4%	20.7%	32.8%	-4.1%	39.3%	1.3%	6.9%
2017	14.0%	120.3%	13.4%	22.7%	-20.2%	1.4%	29.2%
2016	1.5%	NM	63.4%	30.1%	-18.3%	7.9%	99.5%
Three-Year CAGR	-7.8%	NM	35.0%	15.2%	-3.2%	3.5%	NM
Diluted EPS Growth (%)							
YTD	NM	261.2%	25.1%	-13.4%	-54.7%	1.1%	40.9%
LTM	NM	11.6%	8.1%	-7.1%	-54.7%	1.1%	-11.0%
2018	NM	-39.2%	7.6%	8.6%	-54.7%	1.1%	-26.4%
2017	2.4%	NM	23.6%	8.1%	-2.1%	1.1%	115.7%
2016	3.0%	NM	146.3%	12.7%	412.2%	8.0%	27.0%
Three-Year CAGR	NM	NM	48.5%	9.8%	31.5%	3.4%	26.4%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 6

 Selected Public Companies Analysis Quanex Building Products Corporation Foundation Building Materials, Inc. Beacon Roofing Supply, Inc. Hardwoods Distribution Inc. Richelieu Hardware Ltd. TopBuild Corp. GMS Inc. Returns Analysis Return on Average Assets (%) LTM 2018 2017 2016 NA 1.8% 3.7% 4.4% 4.0% 4.9% 3.0% 1.8% 6.5% 7.8% 7.0% 6.0% 6.6% 8.7% 8.5% 9.1% NA 5.7% 3.7% 4.5% 11.6% 11.6% 12.2% 13.2% 8.5% 8.2% 8.1% 6.2% Three-Year Average 3.3% 3.2% 6.9% 8.8% 4.6% 12.3% 7.5% Return on Average Common Equity (%) LTM 2018 2017 2016 -1.2% -0.4% 7.2% 7.4% 12.1% 5.5% 9.1% -5.1% 13.3% 12.8% 13.3% 13.9% 10.6% 12.5% 13.0% 13.4% 3.3% 3.3% 7.0% 7.4% 13.9% 13.9% 15.0% 16.3% 16.8% 14.5% 21.3% 10.7% Three-Year Average 4.7% 3.1% 13.3% 13.0% 5.9% 15.1% 15.5% Return on Average Invested Capital (%)* LTM 2018 2017 2016 NA 2.4% 5.1% 6.0% 5.4% 6.9% 4.1% 2.2% 7.9% 9.8% 8.9% 7.8% 7.4% 9.7% 9.7% 10.4% NA 7.6% 4.7% 5.6% 14.3% 14.3% 15.4% 17.5% 12.2% 11.8% 12.7% 10.3% Three-Year Average 4.5% 4.4% 8.8% 9.9% 6.0% 15.8% 11.6% * Invested capital equals [ Working Capital + Fixed Assets + Intangibles + Goodwill - Cash ] Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2c - 7

Selected Public Companies Analysis

Working Capital Analysis	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
Current Ratio (LTM)	2.2	2.4	2.8	7.2	1.7	4.9	1.9
Inventory Turnover*							
LTM	5.2	9.3	7.3	4.5	10.1	3.4	12.5
2018	5.5	9.3	8.0	4.7	10.1	3.4	12.0
2017	6.5	8.3	7.7	5.1	8.8	3.6	11.7
2016	6.4	8.6	8.5	4.9	7.8	3.8	11.4
Three-Year Average	6.1	8.7	8.1	4.9	8.9	3.6	11.7
Receivable Days*							
LTM	45.1	53.4	54.5	36.3	33.9	48.4	61.4
2018	56.5	45.9	45.7	31.4	33.9	48.4	51.9
2017	46.2	51.0	41.2	31.4	33.3	49.6	43.7
2016	34.8	52.5	47.2	33.7	34.1	47.2	42.5
Three-Year Average	45.8	49.8	44.7	32.2	33.8	48.4	46.0
Payable Days*							
LTM	39.1	33.3	27.5	16.3	30.5	33.1	56.7
2018	57.9	34.2	25.1	15.2	30.5	33.1	58.2
2017	52.4	36.6	23.6	16.9	25.3	32.5	63.8
2016	47.8	33.0	22.7	15.1	24.9	32.9	67.3
Three-Year Average	52.7	34.6	23.8	15.7	26.9	32.8	63.1
Average Adjusted Working Capital as a % of Revenues**							
LTM	17.0%	14.1%	15.4%	24.4%	5.6%	31.7%	7.9%
2018	14.4%	14.5%	13.9%	26.4%	5.6%	31.7%	7.4%
2017	11.0%	16.4%	12.7%	22.5%	6.8%	32.3%	5.0%
2016	10.0%	20.1%	14.7%	27.5%	10.3%	29.2%	4.1%
Three-Year Average	11.8%	17.0%	13.8%	25.5%	7.6%	31.1%	5.5%

* Calculations based on an average balance.
** Excludes cash and cash equivalents from current assets and short-term debt from current liabilities.
Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 8

Selected Public Companies Analysis

Fixed Asset Analysis	Beacon Roofing Supply, Inc.	Foundation Building Materials, Inc.	GMS Inc.	Hardwoods Distribution Inc.	Quanex Building Products Corporation	Richelieu Hardware Ltd.	TopBuild Corp.
Capital Expenditures as a % of Revenues							
LTM	0.8%	1.7%	0.8%	0.4%	2.8%	1.0%	1.7%
2018	0.8%	1.7%	0.6%	0.4%	2.8%	1.0%	2.1%
2017	0.6%	1.6%	0.8%	0.2%	3.0%	1.1%	1.1%
2016	0.6%	2.2%	0.5%	0.4%	4.0%	1.3%	0.7%
Three-Year Average	0.7%	1.8%	0.6%	0.3%	3.2%	1.2%	1.3%
Capital Expenditures as a % of EBITDA							
LTM	13.4%	20.6%	8.1%	8.0%	24.2%	9.6%	13.1%
2018	12.4%	22.8%	6.4%	7.5%	24.2%	9.6%	19.5%
2017	9.9%	21.2%	12.0%	4.0%	29.5%	10.7%	10.9%
2016	11.4%	38.2%	6.0%	6.2%	34.9%	12.4%	7.9%
Three-Year Average	11.2%	27.4%	8.1%	5.9%	29.5%	10.9%	12.8%
Depreciation as a % of Prior Year Net Fixed Assets							
LTM	10.1%	13.0%	12.3%	5.9%	17.7%	24.9%	11.5%
2018	25.2%	23.1%	28.4%	23.1%	17.0%	24.7%	22.1%
2017	38.6%	20.4%	15.6%	21.5%	16.9%	23.9%	14.5%
2016	22.9%	24.9%	16.7%	23.6%	17.5%	23.0%	12.1%
Three-Year Average	28.9%	22.8%	20.2%	22.7%	17.1%	23.8%	16.2%
Capital Expenditures as a % of Depreciation							
LTM	79.7%	102.5%	49.2%	67.5%	72.6%	102.6%	144.8%
2018	80.7%	104.4%	40.4%	85.4%	72.6%	102.6%	221.8%
2017	76.3%	96.1%	98.6%	50.6%	74.3%	122.9%	188.0%
2016	117.1%	184.8%	43.4%	72.9%	99.3%	166.1%	126.2%
Three-Year Average	91.4%	128.4%	60.8%	69.6%	82.1%	130.5%	178.7%
Net Fixed Asset Turns							
LTM	9.9	8.0	8.0	11.2	4.6	25.2	9.8
2018	26.3	13.8	14.2	50.6	4.5	25.1	18.3
2017	32.5	12.4	18.8	50.6	4.3	25.0	23.5
2016	45.9	13.2	15.1	42.8	4.2	26.2	22.6
Three-Year Average	34.9	13.1	16.0	48.0	4.4	25.5	21.4

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2c - 9

Selected Public Companies Analysis – Castle Rebar Appendix 2d

Castle Rebar Selected Public Companies Analysis As of February 11, 2020 (US$ in millions, except per share data) Common Stock Price as a Multiple of Enterprise Value as a Multiple of Common Stock Price Market Capitalization Enterprise Value Total Debt/ Total Debt/ Total Capital* LTM EBITDA LTM Revenue LTM EPS 2019 EPS 2020 EPS Book Value Per Share LTM EBITDA 2019 EBITDA 2020 EBITDA LTM EBIT 2019 EBIT 2020 EBIT LTM Revenues 2019 Revenues 2020 Revenues Company (Ticker) Cementir Holding N.V. (BIT:CEM) Eagle Materials Inc. (EXP) Martin Marietta Materials, Inc. (MLM) Vulcan Materials Company (VMC) U.S. Concrete, Inc. (USCR) Summit Materials, Inc. (SUM) Boral Limited (ASX:BLD) CEMEX, S.A.B. de C.V. (BMV:CEMEX CPO) CRH plc (ISE:CRG) $7.14 87.78 262.76 144.20 39.83 24.04 3.21 0.43 39.20 $1,135 3,656 16,423 19,086 652 2,724 3,733 6,382 30,857 $1,621 4,420 18,844 21,976 1,397 4,423 4,333 18,887 39,751 32.5% 20.0% 12.1% 12.6% 50.5% 40.5% 30.1% 58.9% 25.2% 2.1x 2.4 2.2 2.5 4.8 4.4 2.6 4.5 3.3 $1,322 1,420 4,739 4,831 1,480 2,222 3,897 14,480 28,585 13.0x NM 26.9 32.3 49.4 NM 23.3 11.0 19.9 12.6x 14.6 26.6 30.0 18.4 27.0 13.4 11.2 16.4 10.2x 13.2 22.4 25.3 14.3 20.5 14.3 10.7 15.3 1.05x 4.21 3.08 3.47 1.94 1.90 0.96 0.66 1.89 5.6x 10.6 15.0 17.5 8.6 10.0 7.0 7.5 10.4 5.9x 9.7 14.7 17.0 7.3 9.5 6.3 7.6 9.2 5.5x 9.3 13.2 15.0 6.7 8.8 6.1 7.3 8.5 10.9x 14.7 21.3 24.7 20.2 20.3 11.8 12.9 16.1 9.9x 13.7 20.7 24.0 14.9 19.8 10.7 14.0 15.3 9.1x 13.6 18.1 20.2 13.4 16.3 11.3 13.4 13.2 1.23x 3.11 3.98 4.55 0.94 1.99 1.11 1.30 1.39 1.21x 2.98 4.27 4.46 0.93 2.05 1.10 1.38 1.49 1.16x 2.94 3.98 4.15 0.89 1.95 1.07 1.33 1.37 - - 0.00x 0.00x Growth Rates Margins Analysis Returns Analysis 3-yr. CAGR Revenues LTM Revenues 2019 Revenues 3-yr. CAGR EBITDA LTM EBITDA 2019 Long-term 3-yr. Avg. EBITDA LTM EBITDA 2019 3-yr. Avg. LTM 2019 3-yr. Avg. ROE LTM ROE 3-yr. Avg. ROI LTM ROI Company (Ticker) EBITDA Proj. EPS EBITDA Net Income Net Income Net Income Cementir Holding N.V. (BIT:CEM) Eagle Materials Inc. (EXP) Martin Marietta Materials, Inc. (MLM) Vulcan Materials Company (VMC) U.S. Concrete, Inc. (USCR) Summit Materials, Inc. (SUM) Boral Limited (ASX:BLD) CEMEX, S.A.B. de C.V. (BMV:CEMEX CPO) CRH plc (ISE:CRG) 7.3% 4.6% NM NM 8.6% 11.0% NM 8.1% 10.0% 2.2% 1.9% 10.2% 9.8% -1.8% 5.8% 4.0% -0.8% 23.4% 1.3% 4.6% -6.8% 12.4% -1.5% -3.0% 0.0% -7.7% 6.6% 7.3% 6.9% NM NM 12.8% 7.1% NM 5.7% 19.0% 18.7% -6.2% 19.7% 16.5% -0.4% 15.8% 6.0% -3.8% 22.6% 17.7% 19.9% 1.8% 14.2% 12.4% 5.1% 11.4% -3.5% 25.4% NA NA 16.5% 18.0% NA 52.5% 3.3% NA 14.8% 19.9% 33.1% NM 25.1% 11.1% 19.8% NM 18.8% 13.6% 21.8% 29.4% 26.5% 26.0% 11.0% 19.8% 15.9% 17.5% 13.4% 20.7% 30.7% 29.0% 26.2% 12.8% 21.5% 17.5% 18.2% 16.2% 9.9% 21.6% 12.1% 12.8% 1.8% 6.8% 6.7% 6.7% 6.0% 7.3% -41.4% 12.9% 12.3% 1.0% 3.9% 4.2% 4.4% 5.7% 7.0% 16.5% 14.0% 13.0% 2.4% 4.8% 7.1% 3.8% 7.1% 9.7% 23.4% 11.0% 10.9% 11.3% 11.9% 6.5% 9.6% 8.8% 8.1% -50.7% 11.9% 11.2% 4.1% 6.1% 4.2% 6.1% 9.5% 6.2% 15.2% 8.0% 8.0% 6.2% 4.6% 6.0% 6.3% 7.0% 5.9% NA 8.9% 8.6% 3.7% 5.2% 5.8% 3.8% 6.8% Value One Year Ago % Change in Value Index Value Dow Jones Industrial Average S&P 500 29,276.34 3,357.75 25,053.11 2,709.80 16.9% 23.9% NASDAQ Composite Index 9,638.94 7,307.91 31.9% Note: Total Capital equals the sum of the market capitalization, share-based management compensation, total debt, preferred stock, and non-controlling (a.k.a. minority) interest. Source of underlying data: S&P Capital IQ, SEC Filings, Annual and Interim Reports, and Thomson I/B/E/S Estimates. CONFIDENTIAL 2d - 1 High 11.0% 23.4% 12.4% 19.0% 22.6% 25.4% 52.5% 33.1% 29.4% 30.7% 21.6% 12.9% 16.5% 23.4% 11.9% 15.2% 8.9% Low 4.6% -1.8% -7.7% 5.7% -6.2% -3.5% 3.3% 11.1% 11.0% 12.8% 1.8% -41.4% 2.4% 0.0% -50.7% 4.6% 3.7% Mean 8.2% 6.1% 0.7% 9.8% 9.9% 11.6% 21.0% 20.2% 20.1% 21.4% 9.4% 1.1% 8.4% 10.3% 1.0% 7.5% 6.1% Median 8.3% 4.0% 0.0% 7.2% 15.8% 12.4% 16.5% 19.8% 19.8% 20.7% 6.8% 4.4% 7.1% 10.3% 6.1% 6.3% 5.9% High 30,857 39,751 58.9% 4.8x 28,585 49.4x 30.0x 25.3x 4.21x 17.5x 17.0x 15.0x 24.7x 24.0x 20.2x 4.55x 4.46x 4.15x Low 652 1,397 12.1% 2.1x 1,322 11.0x 11.2x 10.2x 0.66x 5.6x 5.9x 5.5x 10.9x 9.9x 9.1x 0.94x 0.93x 0.89x Mean 9,405 12,850 31.4% 3.2x 6,997 25.1x 18.9x 16.2x 2.13x 10.2x 9.7x 8.9x 17.0x 15.9x 14.3x 2.18x 2.21x 2.09x Median 3,733 4,423 30.1% 2.6x 3,897 23.3x 16.4x 14.3x 1.90x 10.0x 9.2x 8.5x 16.1x 14.9x 13.4x 1.39x 1.49x 1.37x

Castle Rebar

Selected Public Companies Analysis

As of February 11, 2020

(US$ in millions, except per share data)

Capitalization	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
(Display Currency)	*EUR*	*USD*	*USD*	*USD*	*USD*	*USD*	*AUD*	*MXN*	*EUR*
Common Stock Data									
Common Stock Price (Primary)	6.54	87.78	262.76	144.20	39.83	24.04	4.78	8.02	35.90
Common Stock Price - 1 Year Ago	5.90	72.46	185.99	105.61	37.29	15.83	4.83	9.46	26.83
Percent Price Change	10.8%	21.1%	41.3%	36.5%	6.8%	51.9%	-1.0%	-15.2%	33.8%
Percent of 52-Week High	91.4%	90.4%	93.2%	94.6%	70.8%	95.3%	83.3%	81.2%	97.7%
52-Week High	7.15	97.10	281.82	152.49	56.22	25.22	5.74	9.88	36.74
52-Week Low	5.76	69.58	179.84	105.43	35.23	13.42	3.93	5.53	26.50
Indicated Dividend Per Share	0.14	0.40	2.20	1.24	0.00	0.00	0.27	0.20	0.72
Dividend Yield	2.1%	0.5%	0.8%	0.9%	0.0%	0.0%	5.5%	2.4%	2.0%
Book Value Per Share	6.22	20.86	85.37	41.57	20.57	12.67	4.98	12.13	19.04
Trading Activity									
Common Shares Outstanding (All Classes)	159.1	41.6	62.5	132.4	16.4	113.3	1,172.3	14,871.1	787.2
Common Stock Float (Current Date)	14.3%	91.0%	99.4%	99.7%	89.7%	99.6%	99.4%	100.0%	100.0%
% of Float Traded Daily (as of Current Date)	0.42%	1.31%	0.95%	0.75%	1.64%	1.24%	0.55%	0.24%	0.19%
Stock Exchange (Primary)	BIT	NYSE	NYSE	NYSE	NasdaqGS	NYSE	ASX	BMV	ISE
Capitalization									
Market Capitalization (All Classes of Shares)	1,039.8	3,655.5	16,422.6	19,085.5	652.1	2,724.0	5,556.9	119,266.1	28,258.8
Plus: Non-Controlling Interest	135.3	0.0	0.0	0.0	25.7	17.4	0.0	29,634.2	544.0
Plus: Management Equity	0.0	37.7	157.4	220.5	14.2	78.2	0.0	NA	394.3
Plus: Total Debt	566.0	925.2	2,285.2	2,783.1	705.7	1,915.3	2,395.0	213,653.6	9,851.0
Plus: Preferred Stock	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
Less: Cash and Equivalents	166.0	126.3	21.0	90.4	27.0	311.3	211.0	8,901.5	1,399.0
Less: Equity Investments	3.6	71.9	0.0	0.0	0.0	0.0	1,292.0	472.5	1,181.0
Less: Other Non-Operating Assets (Net) & Other Adjustments	86.9	0.0	0.0	22.9	-26.0	0.0	0.0	189.5	65.0
Enterprise Value	**1,484.7**	**4,420.3**	**18,844.3**	**21,975.9**	**1,396.7**	**4,423.5**	**6,448.9**	**352,990.5**	**36,404.1**
Total Capital	1,741.2	4,618.5	18,865.3	22,089.2	1,397.7	4,734.8	7,951.9	362,553.9	39,049.1
Total Debt / Total Capital	32.5%	20.0%	12.1%	12.6%	50.5%	40.5%	30.1%	58.9%	25.2%

Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 2

Selected Public Companies Analysis

(in millions, except per share data)

Financial Performance	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
(Display Currency)	*EUR*	*USD*	*USD*	*USD*	*USD*	*USD*	*AUD*	*MXN*	*EUR*
LTM Financial Results									
Date of LTM Financial Results	6/30/2019	12/31/2019	12/31/2019	9/30/2019	9/30/2019	12/28/2019	6/30/2019	9/30/2019	6/30/2019
Revenues	1,210.7	1,420.1	4,739.1	4,831.0	1,479.6	2,222.1	5,800.6	270,628.3	26,178.0
EBITDA	263.4	417.1	1,256.9	1,257.1	162.9	441.1	920.6	47,325.2	3,498.0
EBITA	153.5	305.8	885.4	934.2	93.5	222.5	606.1	29,301.9	2,331.0
EBIT	136.6	301.5	885.4	888.4	69.1	218.2	547.0	27,262.9	2,260.0
Net Income (to Common)	79.7	-588.1	612.3	596.0	13.2	83.7	241.5	11,337.2	1,478.8
Diluted EPS (Excluding Extraordinary and Unusual Items)	0.50	-13.67	9.76	4.47	0.81	0.74	0.21	0.73	1.80
Fiscal Year End Results									
Date of Latest Fiscal Year End	12/31/2018	3/31/2019	12/31/2019	12/31/2018	12/31/2018	12/28/2019	6/30/2019	12/31/2018	12/31/2018
Revenues	1,209.7	1,393.2	4,739.1	4,382.9	1,523.2	2,222.1	5,800.6	276,855.0	22,934.0
EBITDA	215.4	447.9	1,256.9	1,131.7	171.3	441.1	920.6	48,218.0	3,165.0
EBITA	153.9	329.7	885.4	831.2	103.4	222.5	606.1	34,187.0	2,094.0
EBIT	137.4	325.4	885.4	785.5	79.5	218.2	547.0	32,148.0	2,022.0
Net Income (to Common)	96.7	291.9	612.3	535.5	23.2	83.7	241.5	14,890.7	1,338.7
Diluted EPS (Excluding Extraordinary and Unusual Items)	0.61	6.22	9.76	4.00	1.41	0.74	0.21	0.97	1.60

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 3

Selected Public Companies Analysis

(in millions, except per share data)

Projections	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
(Display Currency)	*EUR*	*USD*	*USD*	*USD*	*USD*	*USD*	*AUD*	*MXN*	*EUR*
Projected Financial Results									
Date of Projected Financial Results	12/31/2019	12/31/2020	12/31/2019	12/31/2019	12/31/2019	12/31/2020	12/31/2019	12/31/2019	12/31/2019
Revenues	1,225.5	1,485.4	4,416.1	4,927.5	1,499.7	2,155.7	5,859.7	255,629.8	24,450.1
EBITDA	253.5	456.6	1,279.2	1,292.9	192.6	463.6	1,027.7	46,518.5	3,968.6
EBIT	149.5	323.1	908.5	917.0	94.0	223.8	601.0	25,239.8	2,382.4
Net Income (to Common)	86.0	245.5	618.9	641.0	35.7	104.5	418.2	9,756.0	1,732.0
Diluted EPS	0.52	6.01	9.87	4.81	2.17	0.89	0.36	0.72	2.19
Date of Projected Financial Results	12/31/2020	12/31/2021	12/31/2020	12/31/2020	12/31/2020	12/31/2021	12/31/2020	12/31/2020	12/31/2020
Revenues	1,279.0	1,505.8	4,733.0	5,289.6	1,561.8	2,271.3	6,045.4	265,266.2	26,530.1
EBITDA	271.5	475.9	1,423.6	1,461.5	209.8	500.6	1,048.7	48,611.7	4,294.4
EBIT	163.7	325.8	1,042.9	1,086.3	104.0	270.7	571.7	26,426.2	2,759.0
Net Income (to Common)	103.3	275.5	732.3	759.6	48.0	132.1	385.7	10,156.0	1,843.0
Diluted EPS	0.64	6.66	11.73	5.70	2.80	1.17	0.34	0.75	2.35
Date of Projected Financial Results	12/31/2021	12/31/2022	12/31/2021	12/31/2021	12/31/2021	12/31/2022	12/31/2021	12/31/2021	12/31/2021
Revenues	1,335.5	1,586.4	5,013.0	5,663.1	1,635.2	2,420.0	6,344.0	286,768.5	27,438.3
EBITDA	287.0	506.9	1,559.0	1,617.8	221.0	526.9	1,100.7	50,779.0	4,535.2
EBIT	175.7	368.8	1,150.0	1,230.0	116.2	294.0	615.2	31,972.6	2,963.0
Net Income (to Common)	115.1	308.8	824.6	874.0	57.8	165.6	425.2	14,877.8	2,053.5
Diluted EPS	0.72	7.46	13.26	6.65	3.42	1.46	0.37	1.05	2.60
Consensus Earnings Estimates									
Date of Next Fiscal Year End	12/31/2019	12/31/2020	12/31/2019	12/31/2019	12/31/2019	12/31/2020	12/31/2019	12/31/2019	12/31/2019
Diluted EPS Projection	0.52	6.01	9.87	4.81	2.17	0.89	0.36	0.72	2.19
Range of Diluted EPS Projections	0.48 / 0.57	5.48 / 6.75	9.53 / 10.16	4.47 / 4.87	1.17 / 2.67	0.55 / 1.08	0.32 / 0.40	0.51 / 0.75	1.67 / 2.58
Number of Analysts	5	NA	18	20	6	15	NA	4	20
Date of 2nd Fiscal Year End	12/31/2020	12/31/2021	12/31/2020	12/31/2020	12/31/2020	12/31/2021	12/31/2020	12/31/2020	12/31/2020
Diluted EPS Projection	0.64	6.66	11.73	5.70	2.80	1.17	0.34	0.75	2.35
Range of Diluted EPS Projections	0.61 / 0.67	6.59 / 6.76	11.00 / 12.26	5.42 / 6.25	2.26 / 3.26	0.68 / 1.57	0.28 / 0.36	0.60 / 0.96	1.68 / 2.61
Number of Analysts	5	NA	21	23	8	16	NA	4	21
Date of 3rd Fiscal Year End	12/31/2021	12/31/2022	12/31/2021	12/31/2021	12/31/2021	12/31/2022	12/31/2021	12/31/2021	12/31/2021
Diluted EPS Projection	0.72	7.46	13.26	6.65	3.42	1.46	0.37	1.05	2.60
Range of Diluted EPS Projections	0.68 / 0.75	6.79 / 8.41	12.75 / 14.25	6.06 / 7.23	2.39 / 4.12	1.30 / 1.56	0.32 / 0.38	0.94 / 1.16	1.66 / 2.95
Number of Analysts	5	NA	14	15	6	5	NA	2	17
5-year Projected EPS Growth Rate	NA	NA	16.5%	18.0%	NA	52.5%	3.3%	NA	14.8%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 4

Selected Public Companies Analysis

Profitability	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
Gross Margins (%)									
LTM	33.8%	22.8%	31.7%	25.6%	19.9%	31.3%	33.7%	33.0%	34.8%
2018	32.8%	23.4%	31.7%	25.1%	19.4%	31.3%	33.7%	33.9%	37.8%
2017	34.9%	24.4%	23.0%	24.7%	19.1%	29.8%	33.7%	34.4%	39.5%
2016	37.1%	24.4%	23.3%	25.5%	18.3%	33.7%	33.2%	35.9%	39.7%
Three-Year Average	34.9%	24.1%	26.0%	25.1%	18.9%	31.6%	33.5%	34.7%	39.0%
EBITDA Margins (%)									
LTM	21.8%	29.4%	26.5%	26.0%	11.0%	19.8%	15.9%	17.5%	13.4%
2018	17.8%	32.1%	26.5%	25.8%	11.2%	19.8%	15.9%	17.4%	13.8%
2017	19.6%	32.2%	24.4%	24.5%	11.4%	18.1%	15.6%	18.5%	13.6%
2016	22.4%	35.0%	23.7%	24.9%	10.8%	21.5%	14.0%	20.3%	13.2%
Three-Year Average	19.9%	33.1%	NM	25.1%	11.1%	19.8%	NM	18.8%	13.6%
EBITA Margins (%)									
LTM	12.7%	21.5%	18.7%	19.3%	6.3%	10.0%	10.4%	10.8%	8.9%
2018	12.7%	23.7%	18.7%	19.0%	6.8%	10.0%	10.4%	12.3%	9.1%
2017	12.4%	24.3%	16.8%	17.7%	8.2%	8.3%	10.2%	13.1%	8.9%
2016	14.0%	28.2%	17.0%	18.3%	8.0%	11.6%	8.2%	13.9%	8.5%
Three-Year Average	13.0%	25.4%	17.5%	18.3%	7.6%	10.0%	9.6%	13.1%	8.8%
EBIT Margins (%)									
LTM	11.3%	21.2%	18.7%	18.4%	4.7%	9.8%	9.4%	10.1%	8.6%
2018	11.4%	23.4%	18.7%	17.9%	5.2%	9.8%	9.4%	11.6%	8.8%
2017	11.3%	23.9%	16.4%	16.8%	6.8%	8.2%	9.1%	12.3%	8.6%
2016	13.5%	27.8%	16.5%	17.5%	6.8%	11.5%	8.0%	13.9%	8.2%
Three-Year Average	12.0%	25.0%	NM	17.4%	6.2%	9.8%	NM	12.6%	8.5%
Net Income Margins (%)									
LTM	7.3%	-41.4%	12.9%	12.3%	1.0%	3.9%	4.2%	4.4%	5.7%
2018	8.7%	20.9%	12.9%	12.2%	1.6%	3.9%	4.2%	5.6%	5.9%
2017	8.9%	23.9%	11.3%	15.3%	2.7%	0.7%	8.2%	6.8%	7.2%
2016	12.0%	19.9%	NA	10.9%	1.1%	15.8%	7.6%	7.6%	4.8%
Three-Year Average	9.9%	21.6%	12.1%	12.8%	1.8%	6.8%	6.7%	6.7%	6.0%
Effective Tax Rate (%)									
LTM	25.6%	24.4%	18.2%	19.0%	41.4%	21.9%	27.1%	34.7%	22.2%
2018	19.4%	13.6%	18.2%	16.9%	34.9%	21.9%	27.1%	28.8%	22.9%
2017	12.9%	5.6%	18.3%	-64.2%	32.1%	62.2%	7.4%	3.8%	2.9%
2016	25.6%	32.7%	-15.3%	22.8%	68.8%	179.5%	16.6%	17.7%	26.6%
Three-Year Average	19.3%	17.3%	7.1%	-8.2%	45.3%	87.9%	17.0%	16.8%	17.5%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 5

Selected Public Companies Analysis

Growth	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
Revenue Growth (%)									
YTD	0.2%	2.4%	19.1%	13.6%	-3.8%	5.8%	NM	-3.0%	32.5%
LTM	2.2%	1.9%	10.2%	9.8%	-1.8%	5.8%	4.0%	-0.8%	23.4%
2018	5.0%	0.5%	10.2%	9.1%	3.4%	5.8%	4.0%	7.5%	8.8%
2017	22.5%	8.3%	NM	3.4%	9.4%	8.7%	NM	3.2%	1.7%
2016	-4.0%	5.1%	16.8%	13.4%	13.2%	18.8%	4.6%	13.8%	20.1%
Three-Year CAGR	7.3%	4.6%	NM	NM	8.6%	11.0%	NM	8.1%	10.0%
EBITDA Growth (%)									
YTD	50.5%	-9.2%	19.7%	14.8%	-6.6%	16.8%	NM	-2.9%	32.5%
LTM	18.7%	-6.2%	19.7%	16.5%	-0.4%	15.8%	6.0%	-3.8%	22.6%
2018	-4.4%	0.4%	19.7%	15.3%	2.3%	15.8%	6.0%	1.1%	10.1%
2017	7.0%	-0.4%	6.2%	1.6%	14.7%	-8.1%	NM	-6.0%	5.0%
2016	20.8%	22.2%	3.9%	15.7%	22.2%	15.6%	11.5%	24.1%	45.9%
Three-Year CAGR	7.3%	6.9%	NM	NM	12.8%	7.1%	NM	5.7%	19.0%
EBITA Growth (%)									
YTD	-0.6%	-9.8%	22.3%	17.2%	-12.7%	29.6%	6.6%	-21.3%	44.1%
LTM	-0.7%	-7.6%	22.3%	19.9%	-6.0%	27.0%	6.6%	-16.8%	24.7%
2018	8.0%	-2.0%	22.3%	16.9%	-14.0%	27.0%	6.6%	1.3%	11.1%
2017	8.2%	-6.8%	2.1%	0.2%	11.9%	-22.0%	67.2%	-2.9%	7.6%
2016	35.1%	27.8%	3.8%	20.9%	23.5%	11.1%	24.3%	25.0%	66.5%
Three-Year CAGR	16.4%	16.7%	29.6%	41.6%	18.8%	10.0%	121.4%	23.0%	99.0%
EBIT Growth (%)									
YTD	-1.3%	-9.8%	25.5%	17.4%	-17.3%	29.4%	NM	-21.3%	46.9%
LTM	-1.6%	-7.7%	25.5%	19.3%	-9.5%	26.8%	7.6%	-17.9%	25.3%
2018	5.4%	-2.0%	25.5%	16.2%	-20.2%	26.8%	7.6%	1.4%	11.4%
2017	2.9%	-6.8%	2.1%	-0.8%	9.5%	-22.3%	NM	-8.7%	7.4%
2016	37.0%	32.1%	3.7%	21.6%	20.0%	11.9%	21.4%	32.5%	67.7%
Three-Year CAGR	14.1%	6.5%	NM	NM	1.6%	3.3%	NM	7.0%	26.1%
Diluted EPS Growth (%)									
YTD	-38.1%	NM	27.4%	14.9%	-51.5%	311.9%	-47.4%	-33.3%	55.5%
LTM	-32.0%	NM	27.5%	-20.9%	-52.4%	533.4%	-47.4%	NA	0.4%
2018	0.3%	-8.8%	27.5%	-12.5%	-41.8%	533.4%	-47.4%	-9.3%	-9.7%
2017	1.4%	29.6%	NA	46.5%	169.8%	-95.7%	27.7%	-3.8%	52.1%
2016	46.1%	28.6%	NA	75.4%	NA	161.2%	-6.4%	908.5%	91.1%
Three-Year CAGR	14.1%	15.0%	13.7%	31.0%	NA	-11.0%	-14.4%	106.5%	37.9%

Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 6

Selected Public Companies Analysis

Returns Analysis	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
Return on Average Assets (%)									
LTM	4.6%	NA	7.4%	7.1%	2.8%	4.3%	4.2%	2.9%	4.8%
2018	4.9%	12.4%	7.4%	6.7%	3.9%	4.3%	4.2%	4.1%	4.7%
2017	4.7%	13.6%	6.0%	6.0%	6.1%	2.9%	5.0%	5.2%	5.6%
2016	4.4%	11.6%	NA	6.3%	3.5%	4.4%	3.6%	5.0%	3.9%
Three-Year Average	4.7%	12.5%	6.7%	6.3%	4.5%	3.9%	4.3%	4.8%	4.7%
Return on Average Common Equity (%)									
LTM	8.1%	-50.7%	11.9%	11.2%	4.1%	6.1%	4.2%	6.1%	9.5%
2018	9.9%	22.2%	11.9%	10.5%	7.8%	6.1%	4.2%	8.1%	8.8%
2017	9.9%	25.3%	10.0%	12.9%	17.1%	1.0%	8.2%	9.3%	10.5%
2016	9.3%	22.7%	NA	9.4%	9.0%	28.7%	7.0%	11.5%	7.2%
Three-Year Average	9.7%	23.4%	11.0%	10.9%	11.3%	11.9%	6.5%	9.6%	8.8%
Return on Average Invested Capital (%)*									
LTM	6.7%	NA	9.0%	8.7%	3.8%	5.5%	5.9%	3.9%	7.3%
2018	7.6%	14.8%	9.0%	8.4%	5.2%	5.5%	5.9%	5.6%	7.4%
2017	7.2%	16.5%	7.8%	7.9%	8.8%	3.8%	7.2%	7.1%	9.3%
2016	6.4%	14.4%	NA	8.6%	5.9%	5.7%	5.7%	6.7%	6.7%
Three-Year Average	7.1%	15.2%	8.4%	8.3%	6.6%	5.0%	6.3%	6.5%	7.8%

* Invested capital equals [Working Capital + Fixed Assets + Intangibles + Goodwill - Cash]
Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 7

Selected Public Companies Analysis

Working Capital Analysis	Cementir Holding N.V.	Eagle Materials Inc.	Martin Marietta Materials, Inc.	Vulcan Materials Company	U.S. Concrete, Inc.	Summit Materials, Inc.	Boral Limited	CEMEX, S.A.B. de C.V.	CRH plc
Current Ratio (LTM)	2.2	3.3	2.9	2.6	1.6	3.0	1.7	0.8	1.7
Inventory Turnover*									
LTM	4.5	4.5	4.8	8.6	22.9	7.3	5.9	9.1	5.9
2018	5.2	4.0	4.8	8.1	24.4	7.3	5.9	9.1	6.3
2017	5.2	4.1	4.7	7.9	23.4	7.4	6.1	9.1	6.0
2016	3.9	3.6	4.9	7.5	23.4	7.5	4.8	8.9	5.7
Three-Year Average	4.8	3.9	4.8	7.8	23.8	7.4	5.6	9.1	6.0
Receivable Days*									
LTM	68.4	35.0	41.8	51.8	63.4	41.0	53.7	44.1	72.1
2018	48.9	35.3	41.8	39.4	52.8	41.0	53.7	39.4	52.6
2017	62.9	36.6	42.0	37.8	52.2	38.3	55.9	43.1	56.4
2016	79.7	36.6	40.5	37.4	51.3	35.7	63.0	42.4	59.2
Three-Year Average	63.8	36.2	41.4	38.2	52.1	38.3	57.6	41.6	56.1
Payable Days*									
LTM	83.4	23.7	11.9	25.3	42.1	26.8	75.2	90.0	98.5
2018	95.6	26.4	11.9	23.0	36.6	26.8	75.2	96.0	47.9
2017	112.3	28.9	24.1	21.6	39.4	25.5	77.8	93.8	52.2
2016	135.4	32.2	24.0	22.5	37.8	25.7	94.8	78.8	55.7
Three-Year Average	114.5	29.2	20.0	22.4	37.9	26.0	82.6	89.5	51.9
Average Adjusted Working Capital as a % of Revenues**									
LTM	12.9%	16.1%	19.1%	15.1%	7.4%	9.8%	9.5%	-8.6%	9.9%
2018	6.4%	19.8%	19.1%	12.9%	5.4%	9.8%	9.5%	-5.5%	7.6%
2017	31.2%	16.7%	21.6%	15.7%	7.2%	10.7%	12.1%	-7.1%	9.2%
2016	11.8%	19.2%	18.9%	12.8%	1.6%	9.0%	11.2%	3.1%	6.5%
Three-Year Average	16.5%	18.6%	19.9%	13.8%	4.7%	9.8%	10.9%	-3.2%	7.8%

* Calculations based on an average balance.
** Excludes cash and cash equivalents from current assets and short-term debt from current liabilities.
Note: Metrics adjusted for extraordinary and unusual items.
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports.

CONFIDENTIAL

2d - 8

 Selected Public Companies Analysis Vulcan Materials Company Cementir Eagle Materials Martin Marietta U.S. Concrete, Inc. Summit Materials, Inc. CEMEX, S.A.B. de C.V. Holding N.V. Inc. Materials, Inc. Boral Limited CRH plc Fixed Asset Analysis Capital Expenditures as a % of Revenues LTM 2018 2017 2016 4.9% 5.2% 6.3% 6.7% 8.9% 12.1% 9.5% 4.4% 8.3% 8.3% 10.6% 10.9% 8.9% 10.7% 11.4% 9.0% 2.5% 2.6% 2.9% 3.0% 8.0% 8.0% 10.5% 10.0% 7.7% 7.7% 7.6% 8.1% 4.5% 4.2% 4.2% 1.8% 4.8% 4.9% 5.0% 4.1% Three-Year Average 6.0% 8.7% 9.9% 10.4% 2.8% 9.5% 7.8% 3.4% 4.7% Capital Expenditures as a % of EBITDA LTM 2018 2017 2016 22.7% 29.1% 32.1% 29.7% 30.3% 37.7% 29.6% 12.7% 31.3% 31.3% 43.4% 45.9% 34.0% 41.4% 46.8% 36.2% 22.3% 23.3% 25.5% 27.7% 40.2% 40.2% 57.9% 46.8% 48.6% 48.6% 48.5% 58.3% 26.0% 24.1% 22.5% 9.0% 35.6% 35.4% 36.3% 31.1% Three-Year Average 30.3% 26.7% 40.2% 41.5% 25.5% 48.3% 51.8% 18.6% 34.3% Depreciation as a % of Prior Year Net Fixed Assets LTM 2018 2017 2016 12.8% 8.1% 8.0% 10.9% 8.6% 7.4% 7.1% 6.9% 6.5% 7.2% 9.1% 8.2% 6.9% 8.0% 8.8% 8.6% 9.3% 10.7% 14.0% 15.5% 12.3% 12.3% 12.7% 13.1% 10.9% 11.3% 11.0% 9.4% 7.8% 6.0% 6.1% 7.5% 6.5% 8.2% 7.8% 7.6% Three-Year Average 9.0% 7.1% 8.2% 8.4% 13.4% 12.7% 10.6% 6.5% 7.8% Capital Expenditures as a % of Depreciation LTM 2018 2017 2016 54.5% 101.9% 87.3% 79.3% 113.7% 142.8% 120.4% 65.5% 105.9% 105.9% 139.6% 162.2% 132.5% 156.1% 169.7% 136.6% 52.3% 58.8% 90.7% 105.2% 81.2% 81.2% 107.3% 102.2% 142.2% 142.2% 140.5% 142.1% 68.2% 82.9% 77.0% 28.5% 106.9% 104.7% 105.5% 86.4% Three-Year Average 89.5% 109.6% 135.9% 154.1% 84.9% 96.9% 141.6% 62.8% 98.8% Net Fixed Asset Turns LTM 2018 2017 2016 1.4 1.6 1.3 1.1 1.1 0.9 0.9 0.9 0.8 0.9 1.0 1.2 1.0 1.1 1.2 1.3 2.0 2.3 3.0 4.6 1.2 1.2 1.2 1.3 2.0 2.0 2.0 1.6 1.2 1.2 1.1 1.1 1.5 1.6 1.6 1.6 Three-Year Average 1.3 0.9 1.0 1.2 3.3 1.2 1.9 1.1 1.6 Note: Metrics adjusted for extraordinary and unusual items. Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports. CONFIDENTIAL 2d - 9

WACC Analysis Appendix 3

WACC Analysis

Weighted Average Cost of Capital Analysis - Doors

Levered Beta	Hamada Discount Rate Range		Harris-Pringle Discount Rate Range		Sources and Considerations
Unlevered Beta	0.90	1.10	0.90	1.10	Selected Public Companies
Debt % of Capital	10%	20%	10%	20%	Selected Public Companies
Equity % of Capital	90%	80%	90%	80%	Selected Public Companies
Tax Rate	27.0%	27.0%	Not Used	Not Used	Blended Federal & State Corporate Income Tax Rate; Management Discussion
Debt Beta	Not Used	Not Used	0.26	0.31	Duff & Phelps
Levered Beta	0.97	1.30	0.97	1.30	
Levered Cost of Equity					
Risk-free Rate	3.0%	3.0%	3.0%	3.0%	Average Historical Yield on Treasury
Levered Beta	0.97	1.30	0.97	1.30	See Above
Market Risk Premium	5.0%	5.0%	5.0%	5.0%	Duff & Phelps Study
Small Stock Premium	6.00%	8.50%	6.00%	8.50%	2019 CRSP Deciles Size Premia Study; Duff & Phelps Cost of Capital Study
Levered Cost of Equity	13.9%	18.0%	13.9%	18.0%	
Cost of Debt					
Cost of Long-term Debt	6.0%	6.7%	6.0%	6.7%	Company's Borrowing Rate; BB - B Bond Rate
Tax Rate	27.0%	27.0%	27.0%	27.0%	Blended Federal & State Corporate Income Tax Rate; Management Discussion
After-tax Cost of Debt	4.4%	4.9%	4.4%	4.9%	
Weighted Average Cost of Capital (WACC)					
Debt % of Capital	10%	20%	10%	20%	
Equity % of Capital	90%	80%	90%	80%	
Calculated WACC	12.91%	15.38%	12.91%	15.37%	
Calculated WACC		14.25%		14.25%	
Selected WACC	14.00%				

CONFIDENTIAL 3 - 1 DUFF & PHELPS

CUO Trading Analysis Appendix 4

Continental Materials Corporation Trading Analysis (AMEX:CUO) Continental Materials Corporation - Common Stock Overview Stock Price as of February 11, 2020 $7.61 52-Week Average Closing Price 52-Week High Closing Price (2/12/2019) 52-Week Low Closing Price (1/9/2020) $14.05 $20.87 $6.98 $35.00 250.00 $30.00 200.00 104-Week Average Closing Price 104-Week High Closing Price (2/4/2019) 104-Week Low Closing Price (1/9/2020) $15.13 $22.45 $6.98 $25.00 150.00 $20.00 Total Shares Outstanding Public Float Shares Public Float % 1,710,700 581,810 34.0% $15.00 100.00 $10.00 52-Week Average Trading Volume 52-Week Average Trading Volume / Public Float 4,596 0.8% 50.00 $5.00 104-Week Average Trading Volume 104-Week Average Trading Volume / Public Float 3,618 0.6% $0.00 0.00 Source: Bloomberg, SEC Filings, and Capital IQ Continental Materials Corporation - Historical Daily Trading Volume Two-Week Average % of Shares Outstanding % of Float 7,801 0.5% 1.3% One-Month Average % of Shares Outstanding % of Float 5,989 0.4% 1.0% Six-Month Average % of Shares Outstanding % of Float 6,858 0.4% 1.2% Shares Outstanding (000's) Float (000's) 1,711 582 CONFIDENTIAL 4 - 1 Volume (thousands) Share Price

Premiums Paid Analysis Appendix 5

Continental Materials Corporation Trading Analysis (AMEX:CUO) Control Premium Analysis Stock Price Premium Implied Stock Price Number of Transactions Criteria 1-Day (%) 1-Week (%) 1-Day (%) 1-Week (%) 1-Month (%) 1-Month (%) Building Products Median Max Min 40.3 100.5 15.6 37.3 121.4 13.3 44.0 128.6 17.0 $10.67 $10.44 $10.95 9 US Companies with Enterprise Value between $10 & $100 mm Median Max Min 41.0 158.0 2.0 44.0 142.4 7.4 48.7 166.7 4.3 $10.72 $10.96 $11.31 64 Related Party Take Private Transactions Shareholder Ownership Prior to Transaction between 50% to 75% Median Max Min 24.7 138.9 2.2 37.2 138.9 1.2 24.7 95.5 1.6 $9.49 $10.44 $9.48 16 Shareholder Ownership Prior to Transaction above 75% Median Max Min 15.0 66.1 1.2 16.2 80.0 1.2 18.6 80.0 1.7 $8.75 $8.84 $9.02 7 (1) Represents premium on the stock price 1-day prior, 1-week prior and 1-month prior as of 2/11/2020 at Duff & Phelps' midpoint share price Note: Excludes negative premiums; deals over the prior 3 years Source: Capital IQ CONFIDENTIAL 5 - 1 Share Price Midpoint $7.79 (1) 2.4 5.6 8.2 CUO - Stock Price as of 2/11/2020 $7.61